                                As filed with the Commission on January 31, 2000

                                                      1933 Act File No. 33-07404
                                                      1940 Act File No. 811-4760

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X

                     Post-Effective Amendment No. 67    X

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X

                             Amendment No. 67    X

                              BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-3433
                        (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                      Copies to:  Burton M. Leibert, Esq.
One South Street                                        Willkie Farr & Gallagher
Baltimore, Maryland  21202                              787 Seventh Ave
(Name and Address of Agent                              New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[X] On January 28,2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On [date], pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Intermediate Tax Free Portfolio, International Equity Portfolio, Capital Appreciation Portfolio and BT Investment Portfolios have also executed this Registration Statement.

                                                      Deutsche Asset Management

-------------------------------------------------------------------------------
                                                     Mutual Funds
                                                         Prospectus
                                                               January 31, 2000

                                                               Investment Class
-------------------------------------------------------------------------------

Intermediate Tax Free
formerly a BT Mutual Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                                A Member of the
                                                Deutsche Bank Group [Logo]

Overview
--------------------------------------------------------------------------------
of Intermediate Tax Free--Investment Class

Goal: The Fund invests for a high level of current income exempt from Federal income tax consistent with moderate risk of capital.

Core Strategy: The Fund invests primarily in high-quality tax-exempt municipal bonds. The Fund seeks to hold a portfolio with an intermediate-term duration.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in high-quality tax-exempt municipal bonds. The Fund seeks to increase its income by managing the duration of its portfolio and by capturing temporary variations in the "spread" among different types of municipal bonds.
--------------------------------------------------------------------------------


Intermediate Tax Free--Investment Class

Overview of Intermediate Tax Free--
Investment Class

Goal.........................................................  3
Core Strategy................................................  3
Investment Policies and Strategies...........................  3
Principal Risks of Investing in the Fund.....................  4
Who Should Consider Investing in the Fund....................  4
Total Returns, After Fees and Expenses.......................  5
Annual Fund Operating Expenses...............................  6

A Detailed Look at Intermediate Tax Free--
Investment Class

Objective....................................................  7
Strategy.....................................................  7
Investment Process...........................................  7
Principal Investments........................................  7
Risks........................................................  8
Management of the Fund.......................................  8
Calculating the Fund's Share Price........................... 10
Performance Information...................................... 10
Dividends and Distributions.................................. 10
Tax Considerations........................................... 10
Buying and Selling Fund Shares............................... 10
Financial Highlights......................................... 13

--------------------------------------------------------------------------------

Overview of Intermediate Tax Free--Investment Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . A municipal bond held by the Fund could perform poorly;
 . A bond issuer's creditworthiness could decline, which causes the value of the securities it has issued to decline;
 . A bond issuer could pay off a high-yielding bond before it comes due and the
  Fund may not be able to advantageously re-invest the proceeds; or . The municipal bond market could decline in value as a result of a rise in interest rates.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking the intermediate or long-term goal of high current income that is exempt from Federal income tax and has a moderate level of risk. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the possibility of short-term price fluctuations, which, though typically less than those associated with long-term bonds or stocks, do occur from time to time.

You should not consider investing in the Fund if you are pursuing a short-term financial goal or are investing to achieve capital appreciation.

The Fund by itself does not constitute a balanced investment program. Although past performance is not indicative of future results, diversifying with other types of long-term investments (such as long-term bond and stock mutual funds) has in the past delivered higher returns. However, long-term bond and stock mutual funds typically incur more short-term volatility.

On September 8, 1999, the Board of Trustees voted to recommend the reorganization of the Fund into Morgan Grenfell Municipal Bond Fund. The Board has determined that this proposal is in the best interests of shareholders.

The merger requires the approval of the Fund's shareholders. A special meeting of shareholders will be held for this purpose. A proxy statement describing the proposed reorganization will be sent to shareholders before the special meeting. Management currently anticipates that the shareholder meeting will take place in the second quarter of 2000. It is intended that the transfer of shares from the Fund to the Morgan Grenfell fund will not be a taxable transaction for shareholders.

An investment in Intermediate Tax Free is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                             Overview of Intermediate Tax Free--Investment Class

 Year-by-Year Returns
 (each full calendar year since inception)

                                    [CHART]
1993     9.93
1994    -3.81
1995    13.71
1996     3.34
1997     7.45
1998     5.77
1999    -1.62

Since inception, the Fund's highest return in any calendar quarter was 5.52% (first quarter 1995) and its lowest quarterly return was--3.80% (first quarter
1994). Past performance offers no indication of how the Fund will perform in the future.

TOTAL RETURNS, AFTER FEES & EXPENSES

The bar chart and table below can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on July 20, 1992 (its inception date). The table compares the Fund's average annual return with the Lehman Brothers 7-Year General Obligation Municipal Bond Index over the last one and five years, and since inception. The Index is a passive measure of combined national bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The Lehman Brothers 7 Year General Obligation Municipal Bond Index is a widely accepted benchmark of municipal bond performance. It covers more than 47,000 municipal securities. The 7-Year Index tracks the returns of general obligation municipal bonds scheduled to mature in six to eight years, a subset of some 1,700 securities. Their maturity range corresponds to the maturity range of the bonds in the Fund.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

                         Average Annual Returns
                        1 Year  5 Year     Since
                                       Inception
                                       (July 20,
                                        1992)/1/
  Intermediate Tax
  Free                  -1.62%   5.61%   4.73%
 -----------------------------------------------
  Lehman Brothers 7
  Year General
  Obligation Municipal
  Bond Index            -0.16%   6.50%   5.48%
 -----------------------------------------------

 /1/ The Lehman Brothers 7 Year General Obligation Municipal Bond Index is calculated as of July 31, 1992.
--------------------------------------------------------------------------------

Overview of Intermediate Tax Free--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of Intermediate Tax Free.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Intermediate Tax Free Portfolio, the master portfolio into which Intermediate Tax Free invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus).

/2/The investment adviser and administrator have agreed for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees and reimburse expenses so that total expenses will not exceed 0.85%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.


  ANNUAL FEES AND EXPENSES

                           Percentage of average
                             daily net assets/1/

  Management Fees                          0.40%
 ---------------------------------------------------
  Distribution and Service (12b-1) Fees     none
 ---------------------------------------------------
  Other Expenses                           1.01%
 ---------------------------------------------------
  Total Fund Operating Expense             1.41%
 ---------------------------------------------------
  Less: Fee Waivers or Expense
    Reimbursement                         (0.56%)/2/
 ---------------------------------------------------
  Net Expenses                             0.85%
 ---------------------------------------------------


 Expense Example/3/

      1            3              5            10
     Year        Years          Years         Years

     $87         $372           $699          $1,626
 ---------------------------------------------------------------


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Intermediate Tax Free--Investment Class

OBJECTIVE

Intermediate Tax Free--Investment Class seeks a high level of current income exempt from Federal income tax consistent with moderate risk of capital.

The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund seeks a current yield from interest income that is greater than the yield generally obtainable from short-term tax-exempt bonds with the highest investment ratings. The Fund invests primarily in high-quality tax-exempt municipal bonds.

INVESTMENT PROCESS

We adjust the average duration of the bonds held by the Fund according to current market and credit conditions and our interest rate forecast.
 . If our analysis indicates that yields are not likely to change, we attempt to align the Fund's average duration to that of the intermediate-duration municipal market as a whole.
 . If we expect yields to rise, we will shorten the Fund's duration by buying shorter maturity and selling longer maturity bonds. This tactic seeks to insulate the value of its shares from falling bond prices.
 . If we expect yields to fall, we will lengthen the Fund's duration by selling shorter bonds and buying bonds with maturities up to 20 years to capture the gain in prices.

--------------------------------------------------------------------------------
A bond's current yield is not necessarily the same as its coupon, the interest rate a borrower contracts to pay when issuing the bond. For example, a $1,000 bond with a 5% coupon requires the borrower to make annual interest payments of $50. If buyers can purchase the bond on the open market for $950, their yield will be 5.3% ($50/$950). If they purchase the bond for $1050, their yield will be 4.8% ($50/$1050).
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.
Maturity measures the time remaining until an issuer must repay a bond's principal (and the issuer's debt) in full.

The Fund's duration can vary approximately 12 months in either direction from the duration of the whole intermediate-term market.

The Fund also attempts to increase current income by capturing temporary variations in the "spread" among different kinds of municipal bonds. The difference, or spread, in the yield from different kinds of municipal bonds normally remains fairly constant. If yields change on the highest rated general obligation bonds, they should change by a predictable amount on less highly rated bonds secured only by revenues from licensing fees. But outside economic influences, political considerations or the marketplace law of supply and demand may alter the normal spread. This deviation from the expected pattern may offer the Fund the opportunity to earn more than usual from bonds at a given level of risk.

PRINCIPAL INVESTMENTS

The Fund attempts to invest all of its assets in tax-exempt municipal securities. The Fund only invests in securities that receive investment grade ratings from a major rating service. The Fund may purchase a particular bond even if the rating agencies have not reviewed it, if our analysis concludes that its credit quality compares to the top ratings, and it may continue to hold a bond if its rating declines after purchase.

The Fund may invest up to 20% of its total assets in taxable securities to maintain liquidity, manage cash flow, or respond to adverse market conditions. It can invest in U.S. Treasury bonds or bonds guaranteed by Federal agencies or corporate debt that meets the Fund's quality requirements. The interest income on these securities is subject to Federal income tax.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term

--------------------------------------------------------------------------------
Interest income from notes and bonds issued by a state or local government entity is exempt from Federal income tax.
Municipal bonds must be rated Aaa, Aa, A, MIG-1 or Prime-1 by Moody's Investors Service, Inc. or AAA, AA, A, SP-1 or A-1 by Standard & Poor's Ratings Service
at the time the Fund purchases them.
--------------------------------------------------------------------------------

A Detailed Look at Intermediate Tax Free--Investment Class

municipal obligations and taxable securities within the highest investment ratings, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of a high level of current tax-free income.

RISKS

Below we set forth some of the prominent risks associated with municipal bond investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual securities may outperform their local market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Interest Rate Risk. A significant risk for the Fund is interest rate risk, the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates decline). To address movements in interest rates, we attempt to adjust the Fund's holdings of long- and short-term securities to reflect our expectations of changes in interest rates.

Credit Risk. An investor purchasing a municipal bond faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuers fail to make timely payment of interest or principal. As a way of reducing these risks, the Fund invests only in high-quality investment-grade securities to provide an added level of protection when economic conditions deteriorate. In addition, we continuously monitor the financial well-being of the issuers of the bonds that the Fund owns. We may sell those that show the signs of weakness that may lead to a ratings downgrade or even to default.

Prepayment Risk. When a bond issuer retains the right to pay off a high yielding bond before it comes due, the Fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund's income. In addition, it may create a capital gains tax liability, because

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.




bond issuers usually pay a premium for the right to pay off bonds early. The Fund protects itself against this type of risk through a combination of approaches:

 . It may purchase "callable" bonds early in the life of the loan, when the issuer is least likely to call them in for prepayment;

 . It may purchase callable bonds that offer extra yield income as an incentive for assuming prepayment risk; or

 . It may purchase non-callable bonds that offer yield income comparable to callables.

Security Selection Risk. While the Fund invests in intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of other investments.

Secondary Risks

Information Risk. Unlike Treasury bonds and stocks, municipal bonds do not trade on highly centralized exchanges. Specialized dealers make the markets for municipal bonds. This means that prices on bonds of comparable safety and maturity may vary widely. It poses the risk that the Fund may buy or sell a bond on unfavorable terms. We try to minimize this risk by investing only in high-quality, readily marketable bonds and cultivating business relationships with established, reputable dealers.

Liquidity Risk. A decentralized market, like that for municipal bonds, faces greater liquidity risk than a centralized market consisting of many more buyers and sellers. Investors in municipal bonds may not be able to sell a bond quickly or receive a price that reflects its intrinsic value. The Fund attempts to minimize this risk by buying only investment-grade municipal bonds from large, well-known bond issuers.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


--------------------------------------------------------------------------------

                      A Detailed Look at Intermediate Tax Free--Investment Class


Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.40% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager. The following portfolio manager is responsible for the day-to-day management of the master portfolio:

Gary Pollack

 . Portfolio Manager of the master portfolio since its inception.

 . Joined Bankers Trust in 1978.

 . 21 years of investment research experience.

 . BS in economics and mathematics, MS in economics from the State University of New York at Albany.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your request for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;
--------------------------------------------------------------------------------

A Detailed Look at Intermediate Tax Free-Investment Class


 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Intermediate Tax Free Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.



PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are declared daily and paid monthly. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund attempts to invest 100% of its assets in tax exempt municipal securities that generate tax-exempt income. However, the Fund may invest up to 20% (or greater while maintaining a temporary defensive position) of the value of its total assets in securities that generate income subject to federal or alternative minimum tax. Income exempt from federal income tax may be subject to state and local income tax. Income dividends are declared daily and paid monthly. Any capital gains distributed by the Fund may be taxable.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone               1-800-730-1313

By mail                P.O. Box 219210
                       Kansas City, MO 64121-9210

By overnight mail      210 West 10th Street, 8th floor
                       Kansas City, MO 64105-1716

Retirement Service Center

By phone               1-800-677-7596



By mail                P.O. Box 219210
                       Kansas City, MO 64121-9210


By overnight mail      210 West 10th Street, 8th floor
                       Kansas City, MO 64105-1716


Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day

--------------------------------------------------------------------------------

                      A Detailed Look at Intermediate Tax Free--Investment Class

the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:                              Minimum amount:
 A standard account                            $2,500
 A retirement account                          $500
 An automatic investment plan account          $1,000
Subsequent purchase:
 A standard account                            $250
 A retirement account                          $100
 An automatic investment plan account          $100
Account balance:
 Non-retirement account                        $1,000
 Retirement account                            None

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to Intermediate Tax Free--467.

By wire     Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-677-7596.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:      021001033
Attn:            Deutsche Asset Management/ Mutual Funds
DDA no:          00-226-296
FBO:             (Account name)
                 (Account number)
Credit:          Intermediate Tax Free--467

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service
--------------------------------------------------------------------------------

A Detailed Look at Intermediate Tax Free-Investment Class

  Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

  Please note the following conditions:

  . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

  . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

  . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

  . You will receive a written confirmation of each transaction from the Service Center or your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 . Regular Investments: You can make regular investments of $100 or more automatically from your checking account bi-weekly, monthly, quarterly, or semi-annually.

 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

--------------------------------------------------------------------------------

                      A Detailed Look at Intermediate Tax Free--Investment Class

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                                                          For the Period    For the Year
                                                                        For the Year      January 1, 1996      Ended
                                                                     Ended September 30,  to September 30,   December 30,
                                                                    1999    1998    1997      1996/1/            1995
  Per Share Operating Performance:

  Net Asset Value, Beginning of Period                             $11.02  $10.65  $10.34     $10.56            $9.72
 --------------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations

  Net Investment Income                                              0.41    0.42    0.44       0.33             0.47
 --------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss) on Investments            (0.53)   0.38    0.31      (0.22)            0.84
 --------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (0.12)   0.80    0.75       0.11             1.31
 --------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders

  Net Investment Income                                             (0.41)  (0.42)  (0.44)     (0.33)           (0.47)
 --------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                (0.09)  (0.01)   --          --               --
 --------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.50)  (0.43)  (0.44)     (0.33)           (0.47)
 --------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                   $10.40  $11.02  $10.65     $10.34           $10.56
 --------------------------------------------------------------------------------------------------------------------------
  Total Investment Return                                           (1.21)   7.71%   7.43%      4.09%           13.71%
 --------------------------------------------------------------------------------------------------------------------------
  Supplemental Data and Ratios:

  Net Assets, End of Period (000s omitted)                         $19,960 $24,072 $18,732     $22,008          $22,213
 --------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                                              3.83%   3.91%   4.23%      4.25%/2/         4.58%/2/
 --------------------------------------------------------------------------------------------------------------------------
  Expenses, Including Expenses of the Intermediate Tax
  Free Portfolio                                                     0.85%   0.85%   0.85%      0.85%/2/         0.85%/2/
 --------------------------------------------------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio Due to Fees
  Waived/Expenses Reimbursed by Bankers Trust                        0.56%   0.37%   0.30%      0.38%            0.28%/2/
 --------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate/3/                                           74%     64%    171%       130%              95%
 --------------------------------------------------------------------------------------------------------------------------

 /1/The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
 /2/Annualized.
 /3/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.

--------------------------------------------------------------------------------

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




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



Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Intermediate Tax Free--Investment Class
BT Investment Funds

Distributed by:
ICC Distributors, Inc.                                       CUSIP #055922801
Two Portland Square                                          467PRO (1/00)
Portland, ME 04101                                           811-4760

                                                       Deutsche Asset Management


Mutual Fund
Prospectus
January 31, 2000

PreservationPlus Income
formerly BT PreservationPlus Income Fund

The Fund is designed exclusively for IRAs, 401(k)s, 403(b)s and other similar plans.


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange
Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                                                 A Member of the
                                                             Deutsche Bank Group

Overview
--------------------------------------------------------------------------------
of PreservationPlus Income

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.
Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bond and equity indices of foreign countries). The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.
--------------------------------------------------------------------------------

PreservationPlus Income

Overview of PreservationPlus Income

Goal........................................................................   2
Core Strategy...............................................................   2
Investment Policies and Strategies..........................................   2
Principal Risks of Investing in the Fund....................................   3
Who Should Consider Investing in the Fund...................................   3
Total Returns, After Fees and Expenses......................................   4
Annual Fund Operating Expenses..............................................   5

A Detailed Look at PreservationPlus Income

Objective.....................................................................6
Strategy......................................................................6
Principal Investments.........................................................6
Investment Process............................................................7
Risks.........................................................................8
Management of the Fund.......................................................10
Calculating the Fund's Share Price...........................................11
Dividends and Distributions..................................................12
Tax Considerations...........................................................12
Buying and Selling Fund Shares...............................................12
Financial Highlights.........................................................15

--------------------------------------------------------------------------------

                                             Overview of PreservationPlus Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fluctuate or fall if:

 . There is a sharp rise in interest rates.
 . An issuer's creditworthiness declines.
 . Changes in interest rates or economic downturns have a negative effect on issuers in the financial services industry.

The Fund attempts to offset these risks by purchasing Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

 . The possibility of default by a financial institution providing a Wrapper
  Agreement ("Wrapper Provider").
 . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

The Fund is also subject to the risk that we incorrectly judge the potential risks and rewards of investing in derivatives.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

PreservationPlus Income offers shares only to individual retirement accounts
(IRAs) and to employees investing through participant-directed employee benefit plans. IRAs include traditional IRAs, Roth IRAs, education IRAs, simplified employee pension IRAs (SEP IRAs), savings incentive match plans for employees (SIMPLE IRAs), and Keogh plans.

You should not consider investing in PreservationPlus Income if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

An investment in PreservationPlus Income is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

Overview of PreservationPlus Income

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund. The bar chart shows the Fund's actual return for the full calendar year since it began selling shares on December 23, 1998 (its inception date). The table compares the Fund's return for the one year period ended December 31, 1999 with the Lehman 1-3 Year Government/Corporate Total Return Index, the IBC First Tier Retail Money Market Universe and the Wrapped Lehman Intermediate Aggregate Income Index. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

As of December 31, 1999, the Fund's 30-day yield was 6.26%.

--------------------------------------------------------------------------------

The Lehman 1-3 Year Government/Corporate Total Return Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of all U.S. Government agency securities, U.S. Government Treasury securities and all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.20%. The Wrapped Lehman Index more closely reflects the market sector in which the Fund invests than the other Lehman index.

The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The "total return" of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

 Year-by-Year Returns
 (the full calendar year since inception)

Since inception, the Fund's highest return in any calendar quarter was 1.60% (third quarter 1999) and its lowest quarterly return was 1.26% (first quarter
1999). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 1999

                                         Average Annual Returns
                                                         1 Year
  PreservationPlus
  Income                                                  5.99%
 --------------------------------------------------------------
  Lehman 1-3 Year
  Government/Corporate
  Total Return Index                                      3.15%
 --------------------------------------------------------------
  IBC First Tier Retail
  Money Market Universe
  Average/1/                                              4.58%
 --------------------------------------------------------------
  Wrapped Lehman Aggregate Income Index                   5.58%
 --------------------------------------------------------------

 /1/Unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but are restricted to those money mar-ket instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

--------------------------------------------------------------------------------

                                             Overview of PreservationPlus Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Shareholder Fees and Annual Fees and Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold shares of PreservationPlus Income.

Under normal circumstances, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. All other redemptions are subject to a redemption fee of 3% on the proceeds of the redemption on any day that the "Interest Rate Trigger" is "active," as described under "Buying and Selling Fund Shares."

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds./2/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/The redemption fee payable to the master portfolio is designed primarily to offset those expenses which may be incurred by the master portfolio in connection with certain shareholder redemptions. Proceeds from the redemption fee will be used by the master portfolio to offset the actual portfolio and administrative costs associated with such redemptions, including custodian, transfer agent, settlement, and account processing costs, as well as the adverse impact of such redemptions on the premium paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements.
   The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. For example, we may reduce the Redemption Fee to 2% and correspondingly adjust the Interest Rate Trigger so that the Interest Rate Trigger will be active more frequently than under the current calculation. Shares currently offered in this prospectus would be subject to the new combination of Redemption Fee and Interest Rate Trigger.
/2/Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Income Portfolio, the master portfolio into which PreservationPlus Income invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)
/3/"Other Expenses" include the annual premium rate the Fund paid for Wrapper
   Agreements and a shareholder servicing fee of 0.25%.
/4/The investment adviser and administrator have agreed, for the 10-year period beginning January 31, 2000, to waive their fees and reimburse expenses so that total expenses will not exceed 1.50%.

/5/The investment adviser and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total expenses will not exceed 1.00%. We may terminate or adjust these voluntary waivers and reimbursements at any time at our sole discretion without notice to shareholders.


 SHAREHOLDER FEES
 (fees paid directly from your investment)

  Maximum Sales Charge Imposed on
   Purchases                           None
 ---------------------------------------------
  Maximum Sales Charge on Reinvested
   Dividends                           None
 ---------------------------------------------
  Maximum Redemption Fee (as a
   percentage of
   amount redeemed, as applicable)     3.0%/1/
 ---------------------------------------------

 ANNUAL FEES AND EXPENSES

                          Percentage of average
                            daily net assets/2/
  Management Fees                          0.70%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                    None
 --------------------------------------------------
  Other Fund Operating
   Expenses                              228.19%/3/
 --------------------------------------------------
  Total Fund Operating
   Expenses                              228.89%
 --------------------------------------------------
  Less: Fee Waivers or
   Expense
   Reimbursements                        227.39%/4/
 --------------------------------------------------
  Net Expenses                             1.50%/5/
 --------------------------------------------------

 Expense Example/4/

     1 Year                3 Years                           5 Years                           10 Years
      $153                  $474                              $818                              $1,791
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at PreservationPlus Income

OBJECTIVE

PreservationPlus Income seeks a high level of current income while seeking to maintain a stable value per share.

The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

STRATEGY

The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks. In an attempt to enhance return, the Fund also employs a global asset allocation strategy, which evaluates the equity, bond, cash and currency opportunities across domestic and international markets.

PRINCIPAL INVESTMENTS

Fixed Income Securities. The Fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). However, the Fund may invest up to 10% of its assets in high yield debt securities (also known as junk bonds) rated in the fifth and sixth long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality).
--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

Fixed income securities in which the Fund may invest include the following:

 . U.S. government securities that are issued or guaranteed by the U.S.
  Treasury, or by agencies or instrumentalities of the U.S. Government.

 . U.S. dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

 . U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

 . Mortgage pass-through securities issued by governmental and non-governmental issuers.

 . Collateralized mortgage obligations and real estate mortgage investment conduits.

 . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the U.S. government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a U.S. Treasury bond.

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

 . We allocate assets among a diversified group of issuers.

 . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Service or Duff & Phelps Credit Rating Co., another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

 . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.
--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.


--------------------------------------------------------------------------------

                                     A Detailed Look at PreservationPlus Income

Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's purchases of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Covered Assets up to specified amounts, under certain circumstances. In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider must pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund must pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

The Crediting Rate:

 . Is the actual interest earned on the Covered Assets based on the formula stated in the Wrapper Agreements and is generally adjusted monthly for price movements in the Covered Assets and amounts payable to or receivable from the Wrapper Provider; and

 . Is a significant component of the Fund's yield.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

 . We purchase Wrapper Agreements from multiple issuers, each of which has received a high quality rating from Moody's or Standard & Poor's.

 . We monitor, on a continual basis, the financial well being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.
-------------------------------------------------------------------------------
Book value of the Covered Assets is their purchase price, plus interest (as specified in the Wrapper Agreements), less an adjustment to reflect any defaulted securities.
A high quality rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The Fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these securities if we believe that their return potential more than compensates for the extra risks associated with using them.

Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

INVESTMENT PROCESS

The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. These "spread" sectors have historically offered higher returns than U.S. government securities. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.
-------------------------------------------------------------------------------

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.
-------------------------------------------------------------------------------

A Detailed Look at PreservationPlus Income


The Fund also purchases Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

The global asset allocation strategy attempts to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing the global asset allocation strategy, the Fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges, such as bond and equity indices of foreign countries. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the Fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of the global asset allocation strategy depends on our judgment as to the potential risks and rewards of implementing the different types of strategies.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term obligations within one of the top two investment ratings, if the situated warranted. These short-term obligations may not be covered by a Wrapper Agreement. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of a high level of current income or a stable net asset value.

RISKS

Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

 . A Wrapper Provider could default, which could cause the Fund's share value to fluctuate and could result in losses for plan participants who sell their shares.

 . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

 . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

 . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

 . If a Wrapper Provider is unable to make timely payments, the Fund's Board may determine the fair value of that Wrapper Agreement to be less than the difference between
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns.
--------------------------------------------------------------------------------

                                      A Detailed Look at PreservationPlus Income

 the book value and the market value, which could cause the Fund's net asset value to fluctuate.

 . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. If Wrapper Agreements are not in place, this procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

 . the derivative may not fully offset the underlying positions;

 . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

If the fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

Foreign Investment Risk. To the extent that the Fund invests in securities traded on exchanges outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

Secondary Risks

Lower Rated Securities. The Fund may invest in debt securities rated in the fifth and sixth long-term ratings categories. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the
Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus Income

higher for lower-rated securities, our research and credit analysis are an especially important part of managing securities of this type.

In considering investments for the Fund, we attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Our analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.70% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser waived a portion of its fee during the period.

As of December 31, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of December 31, 1999, Bankers Trust managed approximately $15 billion in stable value assets.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Eric Kirsch, CFA

 . Portfolio Manager of the master portfolio since its inception.

 . Joined the investment adviser in 1980.

 . Head of the Stable Value investment group.
--------------------------------------------------------------------------------

                                      A Detailed Look at PreservationPlus Income


Louis R. D'Arienzo

 . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

 . Joined the investment adviser in 1981.

 . Portfolio Manager in the Structured Fixed Income investment group.

John D. Axtell

 . Portfolio Manager of the Wrapper Agreements in the master portfolio since its inception.

 . Joined the investment adviser in 1990.

 . Portfolio Manager in the Stable Value investment group.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the PreservationPlus Income Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of a Fund's shares (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus Income


DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.

On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings.

For IRA Owners and plan participants utilizing the Fund as an investment option under their plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis.

Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------

A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

Service Center

By phone         1-800-677-7596
By mail          Service Center
                 P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     Service Center
 mail            210 West 10th Street, 8th floor
                 Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account        $500
  To add to an account    $100
  Minimum account balance $500

The Fund and its service providers reserve the right to, from time to time and in their discretion, waive or reduce the investment minimum.

IRAs

Purchasing Shares. Please contact your IRA service agent for information on purchasing shares. If you established your IRA with Deutsche Asset Management mutual funds, you may purchase additional shares by contacting the Service Center.

Redeeming Shares. All redemption requests must be made in writing and must include the reason you are selling your shares. Call the Service Center at 1-800-677-7596 or your service agent to request a redemption form. When the Interest Rate Trigger is active, redemptions that are not qualified IRA redemptions, as described in the next section, will be subject to the 3% redemption fee. Therefore, it is important to consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of withdrawal of IRAs.

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                                       12
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                                      A Detailed Look at PreservationPlus Income

Listed below are some examples of qualified IRA redemptions. For complete information, please contact your IRA service agent.

 . Distributions made on or after the date on which the IRA owner attains age 59
  1/2.

 . Distributions made to a beneficiary or to the IRA owner's estate on or after the IRA owner's death.

 . Distributions made as a result of the IRA owner becoming disabled.

 . Direct trustee-to-trustee transfers and conversions of traditional IRAs to Roth IRAs where the IRA owner continues the investment of the transferred amount in the Fund.

Participant-Directed Employee Benefit Plans

Purchasing Shares. You must contact your plan administrator for information on how to purchase shares. Your plan may have specific provisions with respect to the timing and method of share purchases, exchanges and redemptions by its participants. Plan administrators and fiduciaries should call 1-800-677-7596 for information regarding a plan's account with the Fund.

Redeeming Shares. You must contact your plan administrator for information on how to redeem shares. There will be no reduction of the NAV per share for qualified plan redemptions, which are redemptions resulting from a plan participant's death, disability, retirement or termination of employment or to fund loans to, or "in service" withdrawals by, a plan participant. All other redemptions of shares, including transfers to other plan investment options, will be subject to the 3% redemption fee, if the Interest Rate Trigger is active.

The Fund reserves the right to require written verification of whether a redemption request is for a qualified plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. In no event will payment be made more than seven days after receipt of a redemption request in good order.

The value of shares at the time of redemption may be more or less than the plan participant's cost at the time of purchase, depending upon the then-current market value of the Fund's assets (its interest in the master portfolio). Plan participants should consult with their plan administrator and/or professional tax advisor with respect to the terms and conditions for withdrawal from, or redemption of their interests in, their plan.

Interest Rate Trigger

Qualified IRA redemptions and qualified plan redemptions are not subject to the redemption fee at any time. All other redemptions are subject to the redemption fee, in the amount of 3%, on the proceeds of such redemptions of shares by shareholders on any day that the "Interest Rate Trigger" (as described below) is "active," and not subject to those charges on days that the Interest Rate Trigger is "inactive." The Interest Rate Trigger is active on any day when, as of the preceding day, the "Reference Index Yield" exceeds the sum of the "Annual Effective Yield" of the Fund plus 2.25%. The Reference Index Yield on any determination date is the previous day's closing "Yield to Worst" on the Lehman Brothers Intermediate Treasury Bond Index(R). The "Annual Effective Yield" generally represents one day's investment income expressed as an annualized yield and compounded annually. The status of the Interest Rate Trigger will either be "active" or "inactive" on any day, and shall be determined on every day that an NAV is calculated for the Fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Fund plus 2.0%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

The Annual Effective Yield of the Fund is intended to represent one day's investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Fund shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

                 [(1 + Previous Day's Dividend Factor) 365-1]
                                 NAV Per Share

EXAMPLE: If on March 1st the Fund's Dividend Factor is 0.00174163 and the Fund's NAV per share is $10, then the Fund's Annual Effective Yield for March 2nd equals 6.56%.

A shareholder is considering submitting a request for a redemption other than a qualified IRA redemption or qualified plan redemption to the Fund on March 2nd in the amount of $5,000. Assume that the Reference Index Yield is 9.1% as of the close of business on March 1st and the Annual Effective Yield of the Fund is 6.65% as of that date. Since the Annual Effective Yield of the Fund plus 2.25% (8.9%) is less than the Reference Index Yield (9.1%), the Interest Rate Trigger is active. Thus, the net redemption proceeds to the shareholder will be $4,850. The redemption fee will continue to apply to all

--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus Income

redemptions which are not qualified IRA redemptions or qualified plan redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Fund plus 2.0%.

(Please note that this example does not take into consideration an individual shareholder's tax issues or consequences including, without limitation, any withholding taxes that may apply.)

You can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Fund and the Reference Index Yield by calling 1-800-677-7796 or your service agent. The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. For example, we may reduce the Redemption Fee to 2% and correspondingly adjust the Interest Rate Trigger so that the Interest Rate Trigger will be active more frequently than under the current calculation. Shares currently offered in this prospectus would be subject to the new combination of Redemption Fee and Interest Rate Trigger.

Important Information About Buying and Selling Shares

 . After receiving a shareholder's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.

 . It is the responsibility of the plan administrator or IRA service agent to forward purchase and redemption instructions to the Fund.

 . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of your shares the next business day but always within seven days.

 . Qualified plan redemptions and qualified IRA redemptions are not subject to a 3% redemption fee at any time.

 . The redemption fee does not apply to exchanges into another investment company or other entity that invests exclusively in the master portfolio.

 . All redemption requests in connection with qualified IRA withdrawals must be in writing.

 . The Fund remits proceeds from the sale of shares in U.S. dollars for redemption requests up to $250,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one IRA or plan shareholder. The Fund may redeem "in kind" if a redemption request is larger than the lesser of $250,000 or 1% of the Fund's NAV. The redemption-in-kind will not include wrapper agreements.

 . The Fund does not issue share certificates.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
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                                       14

                                      A Detailed Look at PreservationPlus Income

The table below provides a picture of the Fund's financial performance since its inception. The information selected reflects financial results for a single Fund share. The total return in the table represents the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-677-7596.

 Financial Highlights

                                                    For the period December 23,
                                                          1998/1/ through
                                                        September 30, 1999
  Per Share Operating Performance:

  Net Asset Value, Beginning of Period                        $10.00
 ------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                                         0.44
 ------------------------------------------------------------------------------
  Distributions to Shareholders
 ------------------------------------------------------------------------------
  Net Investment Income                                        (0.44)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period                              $10.00
 ------------------------------------------------------------------------------
  Total Investment Return                                       4.46%/2/
 ------------------------------------------------------------------------------
  Supplemental Data and Ratios:

  Net Assets, End of Period (000s omitted)                    $  118
 ------------------------------------------------------------------------------
  Ratios to Average Net Assets:

  Net Investment Income                                         5.85%/3/
 ------------------------------------------------------------------------------
  Net Expenses, Including Expense of the
  PreservationPlus Income Portfolio                             0.89%/3/
 ------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio Due to
  Fees Waived/Reimbursed by Bankers Trust                     228.00%/3/
 ------------------------------------------------------------------------------
  Portfolio Turnover Rate/4/                                     149%
 ------------------------------------------------------------------------------

 /1/Commencement of operations.
 /2/Return is not annualized.
 /3/Annualized.
 /4/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all its assets.
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-677-7596

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section
           ------------------
of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

PreservationPlus Income
BT Investment Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055922660
Portland, ME 04101                                              815PRO (1/00)
                                                                811-4760

                           Deutsche Asset Management








                   Mutual Fund
                        Prospectus
                           January 31, 2000


                                   Investment Class


Mid Cap
formerly Capital Appreciation Fund, a BT Mutual Fund






[Like shares of all mutual funds,
these securities have not been
approved or disapproved by the
Securities and Exchange Commission            A Member of the
nor has the Securities and                    Deutsche Bank Group [/]
Exchange Commission passed upon
the accuracy or adequacy of this
prospectus.  Any representation to
the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of Mid Cap--Investment Class

Goal: The Fund seeks long-term capital growth.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in stocks and other equity securities of medium-sized companies with strong growth prospects. Companies are selected based on factors such as the company's business prospects, its record of earnings growth and its stock price relative to industry peers.
--------------------------------------------------------------------------------

Mid Cap--Investment Class

Overview of Mid Cap--Investment Class

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at Mid Cap-- Investment Class

Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Risks......................................................................   8
Management of the Fund.....................................................   8

Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of Mid Cap--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that the investment adviser has selected could perform poorly;
 . Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing, i.e., greater share price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the Fund's ability to exit from an unsuccessful investment; or
 . The stock market could decline or could underperform other investments.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in large company and small company stocks.

On September 8, 1999, the Board of Trustees of Mid Cap fund voted to recommend the reorganization of Equity Appreciation fund, a separate Deutsche Asset Management mutual fund, into Mid Cap fund. The merger requires the approval of Equity Appreciation fund's shareholders. A special meeting of shareholders will be held for this purpose. If shareholders approve the merger, shares of Equity Appreciation will be converted to shares of Mid Cap.

An investment in Mid Cap is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                           Overview of Mid Cap--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on March 9, 1993 (its inception date). The table compares the Fund's average annual return with the Standard & Poor's (S&P) Mid-Cap 400 Index over the last one and five years, and since inception. The Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company stock performance. The Index is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized U.S. companies.

 Year-by-Year Returns
 (the full calendar year since inception)

[CHART]
1994     3.24
1995    37.43
1996     8.68
1997    14.46
1998    18.51
1999    49.68

Since inception, the Fund's highest return in any calendar quarter was 29.95% (fourth quarter 1999) and its lowest quarterly return was -19.58% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

                        1 Year 5 Year     Since
                                      Inception
                                      (March 9,
                                       1993)/1/
  Mid Cap--Investment
  Class                 49.68% 24.84%  21.03%
 ----------------------------------------------
  S&P Mid-Cap 400
  Index                 14.72% 23.05%  17.68%
 ----------------------------------------------

 /1/ The S&P Mid-Cap 400 Index is calculated from February 28, 1993.
--------------------------------------------------------------------------------

Overview of Mid Cap--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Capital Appreciation Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                           Percentage of Average
                             Daily Net Assets/1/
  Management Fees                         0.65%
 -----------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 -----------------------------------------------
  Other Expenses                          1.23%
 -----------------------------------------------
  Total Fund Operating
   Expenses                             1.88%/2/
 -----------------------------------------------
  Less: Fee Waiver or
   Expense Reimbursements                (0.63)%
 -----------------------------------------------
  Net Expenses                            1.25%
 -----------------------------------------------


 Expense Example/3/

     1 year                3 years                           5 years                           10 years
      $127                  $509                              $937                              $2,132
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Mid Cap--Investment Class

OBJECTIVE

Mid Cap--Investment Class seeks long-term capital growth. Under normal circumstances, the Fund invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time we first purchase the shares, within the market capitalization range of the S&P Mid-Cap 400 Index. We believe these companies contain the greatest concentration of businesses with significant growth prospects.


The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We pursue a flexible investment program to achieve the Fund's objective. We are not restricted to investments in specific market sectors. We may invest in any market sector and in any size company if we have identified an opportunity with attractive long-term prospects for capital growth. Nevertheless, we attempt to match the dollar-weighted average capitalization of the Fund's holdings to the midpoint capitalization of the S&P Mid-Cap 400 Index.

We consider many broad factors in assessing a potential candidate for investment, including generally:

 . competitive position within its industry;

 . business prospects;

 . management team;

 . record of earnings growth;

 . underlying asset value relative to industry peers;

 . stock price relative to industry peers; and

 . whether a reliable and liquid market for its shares exists.
--------------------------------------------------------------------------------

"Market capitalization" or "market cap" provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.

PRINCIPAL INVESTMENTS

The Fund normally owns stock in approximately 100 medium-sized companies at any one time. The Fund focuses primarily in stock and other securities with equity characteristics. The Fund focuses principally on companies with market caps, at the time we purchase the stock, within the market capitalization range of the S&P Mid-Cap 400 Index. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

The Fund may also invest up to 25% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic would not comprise a major element of its strategy.

INVESTMENT PROCESS

The Fund's process begins with a methodical search for companies (in any industry) that show attractive long-term prospects for growth. The research team relies on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis. Companies are screened to identify those with strong business fundamentals (i.e., high growth, low debt, high return-on-equity) and technical strength. Measures of this strength include the extent of management's ownership of a company's shares, the extent of ownership by mutual funds and other large professional investors, estimates of future earnings by investment analysts who follow the stock and the extent that actual earnings have deviated from analysts' estimates in the recent past. The list of candidates is narrowed down through meetings with company and industry contacts, attendance at conferences focusing on emerging growth companies, reviews of research and industry publications and investment analyst contacts.
--------------------------------------------------------------------------------

Convertible securities are bonds or preferred stock that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.
--------------------------------------------------------------------------------

A Detailed Look at Mid Cap--Investment Class


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

RISKS

Below we set forth some of the prominent risks associated with investing in medium-sized companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund follows a disciplined selling process to try to lessen this risk. First, we may sell a security if one or more of the following conditions take place:

 . There is a material change in the company's fundamentals;

 . The stock underperforms its industry peer group by 15% or more; or

 . The stock price reaches our expectations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industrywide reversals have had a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the
Fund and conducts the research that
--------------------------------------------------------------------------------

                                   A Detailed Look at Mid Cap--Investment Class

leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager. The following portfolio manager is responsible for the day-to-day management of the master portfolio's investments:

Mary P. Dugan, CFA

 . Portfolio Manager of the master portfolio since 1999.

 . Portfolio Manager in the investment adviser's small cap group from 1994 to 1999.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . BA from the University of Rochester and MBA from New York University's Stern
  School of Business.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

-------------------------------------------------------------------------------

A Detailed Look at Mid Cap--Investment Class

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents may include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," Capital Appreciation Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  Transaction   Tax Status

  Income dividends           Ordinary income
 -------------------------------------------
  Short-term capital gains
   distributions             Ordinary income
 -------------------------------------------
  Long-term capital gains
   distributions             Capital gains
 -------------------------------------------

--------------------------------------------------------------------------------

                                   A Detailed Look at Mid Cap--Investment Class


Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  Transaction               Tax Status
  Your sale of shares       Capital gains or
  owned more than one year  losses
 --------------------------------------------
  Your sale of shares       Gains treated as
  owned for one year or     ordinary income;
  less                      losses subject to
                            special rules
 --------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Retirement Service Center

By phone         1-800-677-7596
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:                     Minimum amount:
 A standard account                   $2,500
 A retirement account                 $  500
 An automatic investment plan account $1,000
Subsequent purchase:
 A standard account                   $  250
 A retirement account                 $  100
 An automatic investment plan account $  100
Account balance:
 Non-retirement account               $1,000
 Retirement account                   None

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By mail  Complete and sign the account ap-
         plication that accompanies this
         prospectus. (You may obtain addi-
         tional applications by
         calling the Service Center.) Mail
         the
         completed application along with a
         check payable to Mid Cap--465.
By wire  Call the Service Center to set up
         a
         wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-677-7596.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check.
-------------------------------------------------------------------------------

A Detailed Look at Mid Cap--Investment Class

Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.


Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      Mid Cap--465

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus
--------------------------------------------------------------------------------

                                   A Detailed Look at Mid Cap--Investment Class

 and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service Center or your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 . Regular Investments: You can make regular investments of $100 or more automatically from your checking account bi-weekly, monthly, quarterly, or semi-annually.

 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
-------------------------------------------------------------------------------

A Detailed Look at Mid Cap--Investment Class


The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                                       For the
                                                                       period         For the
                             For the year ended September            January 1,         year
                                          30,                          1995 to         ended
                             1999      1998      1997      1996     September 30,   December 31,
                                                                       1995/1/          1994
  Per Share Operating
  Performance:
  Net Asset Value,
  Beginning of Period        $11.38    $15.72    $16.79    $16.83       $12.10         $11.72
 ---------------------------------------------------------------------------------------------------
  Income (Loss) from
  Investment Operations
  Expenses in Excess of
  Income                      (0.07)    (0.12)    (0.13)    (0.10)       (0.07)         (0.04)
 ---------------------------------------------------------------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)
  from Investment
  Transactions                 4.99     (1.58)     2.13      1.89         4.80           0.42
 ---------------------------------------------------------------------------------------------------
  Total Income (Loss) from
  Investment Operations        4.92     (1.70)     2.00      1.79         4.73           0.38
 ---------------------------------------------------------------------------------------------------
  Distributions to
  Shareholders
  Net Realized Gains from
  Investment Transactions     (1.53)    (2.64)    (3.07)    (1.83)         --             --
 ---------------------------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                     $14.77    $11.38    $15.72    $16.79       $16.83         $12.10
 ---------------------------------------------------------------------------------------------------
  Total Investment Return     47.05%   (11.42)%   14.64%    12.35%       39.09%          3.24%
 ---------------------------------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
  Net Assets, End of
  Period (000s omitted)     $28,732   $25,497   $49,002   $67,385      $57,380        $42,737
 ---------------------------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Expenses in Excess of
  Income                      (0.58)%   (0.70)%   (0.77)%   (0.66)%      (0.65)%/2/     (0.57)%
 ---------------------------------------------------------------------------------------------------
  Expenses, Including
  Expenses of the Capital
  Appreciation Portfolio       1.25%     1.25%     1.25%     1.25%        1.25%/2/       1.25%
 ---------------------------------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Fees Waived/Expenses
  Reimbursed by Bankers
  Trust                        0.63%     0.39      0.29      0.26%        0.32%/2/       0.54%
 ---------------------------------------------------------------------------------------------------
  Portfolio Turnover
  Rate/3/                       155%      145%      167%      271%         125%           157%
 ---------------------------------------------------------------------------------------------------

 /1/The Board of Trustees approved the change of the fiscal year end from De-cember 31 to September 30.
 /2/Annualized.
 /3/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
Or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Mid Cap--Investment Class
BT Investment Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055922819
Portland, ME 04101                                              465PRO (1/00)
                                                                811-4760

                           Deutsche Asset Management









                                  Mutual Fund
                                     Prospectus
                                           January 31, 2000



                                           Investment Class




Small Cap
formerly a BT Mutual Fund



[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and                        A Member of the
Exchange Commission passed upon the accuracy or                       Deutsche Bank Group  [/]
adequacy of this prospectus.  Any representation to the
contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of Small Cap--Investment Class

Goal: The Fund invests for long-term capital growth.
Core Strategy: The Fund invests primarily in stocks and other equity securities of smaller U.S. companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in stocks and other equity securities of companies with small market capitalizations. The Fund searches for small companies whose share price does not reflect its prospects by looking at factors such as the company's financial strength and technological opportunities.
--------------------------------------------------------------------------------

Small Cap--Investment Class

Overview of Small Cap--Investment Class

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at Small Cap--Investment Class

Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Risks......................................................................   8
Management of the Fund.....................................................   8

Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of Small Cap--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that we have selected could perform poorly;
 . Small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing: greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment; or
 . The stock market could decline or could underperform other investments.
WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in large company and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

On September 8, 1999, the Board of Trustees of the Small Cap fund voted to recommend the reorganization of the Morgan Grenfell Smaller Companies Fund into Small Cap fund. The merger requires the approval of the Morgan Grenfell Smaller Companies Fund's shareholders. A special meeting of shareholders will be held for this purpose. If shareholders approve the merger, shares of Morgan Grenfell Smaller Companies Fund will be converted to shares of Small Cap.

An investment in Small Cap is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                         Overview of Small Cap--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 20, 1993 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last one and five years, and since inception. The Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The Russell 2000 Index is a widely accepted benchmark of small company stock performance. It is a model, not an actual portfolio and is a subset of the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 tracks the 2000 smallest companies in the Russell 3000 Index. As of May 31, 1999, the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 1999, the average market capitalization was approximately $526.4 million; the median market capitalization was approximately $428.0 million. The largest company in the index had an approximate market capitalization of $1,349.8 million.
 Year-by-Year Returns
 (each full calendar year since inception)

                                    [CHART]

Since inception, the Fund's highest return in any calendar quarter was 30.11% (third quarter 1997) and its lowest quarterly return was -24.39% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED 12/31/99

                                 Average Annual Returns
                    1 Year 5 Year       Since Inception
                                  (October 21, 1993)/1/
  Small Cap -
   Investment
  Class             44.75% 24.13%        23.41%
 ------------------------------------------------------
  Russell 2000
  Index             21.26% 16.69%        12.99%
 ------------------------------------------------------

 /1/ The Russell 2000 Index is calculated from October 31, 1993.
--------------------------------------------------------------------------------

Overview of Small Cap--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus).

/2/The investment adviser and administrator have agreed for the 16 months from the Fund's fiscal year end of September 30, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 16 months, the expense example takes into account the fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                      Percentage of average
                        daily net assets/1/
  Management Fees                      0.65%
 ---------------------------------------------------
  Distribution and
   Service (12b-1)
   Fees                                None
 ---------------------------------------------------
  Other Expenses                       0.81%
 ---------------------------------------------------
  Total Fund
   Operating
   Expenses                            1.46%
 ---------------------------------------------------
  Less: Fee Waivers
   or Expense
   Reimbursements                     (0.21)%/2/
 ---------------------------------------------------
  Net Expenses                         1.25%
 ---------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years
      $127                  $434                              $771                              $1,723
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Small Cap--Investment Class

OBJECTIVE

Small Cap--Investment Class seeks long-term capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies with market capitalizations, at the time we first purchase the shares, within the market capitalization range of the Russell 2000 Index.

The Fund invests for capital growth, not income; any dividend or interest in-come is incidental to the pursuit of its goal. While we give priority to capi-tal growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We invest for the long term. We are looking for small companies that have reached a pivotal point--companies that are ready to reap the benefits of technological change, companies that have begun to increase their market share, companies that have completed a turnaround or whose pace of growth is starting to accelerate. Normally, their share prices do not reflect their strong prospects--most investors have not yet discovered them. Two financial attributes set these companies apart:

 . evidence of above-average growth in revenues and earnings; and

 . a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.
--------------------------------------------------------------------------------

"Market capitalization" or "Market cap" provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.

PRINCIPAL INVESTMENTS

The Fund normally owns stock in approximately 90 to 110 small companies at any one time. The Fund focuses principally on companies with market caps, at the time we purchase the stock, within the market capitalization range of the Russell 2000 Index.

The Fund may also invest up to 25% of its assets in the stocks of non-U.S. companies and up to 35% of its assets in large capitalization stocks. Under normal conditions, these two tactics would not comprise major elements of its strategy.

INVESTMENT PROCESS

The Fund's process begins with a methodical search for industries poised to do well. Before identifying individual companies, we seek to identify the industries that are undergoing positive change or that stand to benefit from broad demographic and cultural trends.

Once we have identified a likely industry, the exhaustive search begins for the most promising small companies within the industry. The Fund's research team meets frequently with the managements of investment candidates to gather a first-hand impression of their prospects. The team's investigative work relies on the analytical and forecasting tools that we have long applied and are continuously enhancing. The work demands intensive research: visits to a company's plants and frequent contact with its management, suppliers, customers and competitors.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class


RISKS

Below we set forth some of the prominent risks associated with investing in small companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund for the following signs of negative change:

 . decelerating revenue or earnings growth;

 . loss of market share;

 . increasing levels of debt or decreasing levels of cash flow and working capital; and

 . a stock price that lags behind competitors'.

Small Company Risk. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting
--------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class

upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

John P. Callaghan

 . Co-Portfolio Manager of the master portfolio since 1999.

 . Portfolio Manager at Deutsche Asset Management, Inc. from 1997 to present,
  Odyssey Partners from 1996 to 1997 and Weiss Peck & Greer from 1993 to 1996.

 . AB in Economics from Harvard College and MBA from Harvard Business School.

Mary P. Dugan, CFA

 . Co-Portfolio Manager of the master portfolio since 1999.

 . Portfolio Manager in the investment adviser's small cap group from 1994 to 1999.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . BA from the University of Rochester and MBA from New York University's Stern
  School of Business.

Audrey M. T. Jones, CFA

 . Co-Portfolio Manager of the master portfolio since 1999.

 . Portfolio Manager at Deutsche Asset Management, Inc. from 1986 to present.

 . BBA in Finance/Accounting from Pace University Lubin School of Business.

Other Services. Bankers Trust provides the administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your request for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services
--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class

not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Small Cap Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  Transaction       Tax Status
  Income dividends  Ordinary income
 ----------------------------------
  Short-term
  capital gains
  distributions     Ordinary income
 ----------------------------------
  Long-term
  capital gains
  distributions     Capital gains
 ----------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  Transaction   Tax Status

  Your sale of shares   Capital gains or losses
  owned
  more than one year
 ------------------------------------------------
  Your sale of shares   Gains treated as ordinary
  owned                 income; losses subject to
  for one year or less  special rules
 ------------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.
--------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class


BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Retirement Service Center

By phone         1-800-677-7596
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:                      Minimum amount:
  A standard account                            $2,500
  A retirement account                          $  500
  An automatic investment plan account          $1,000
Subsequent purchase:
  A standard account                            $  250
  A retirement account                          $  100
  An automatic investment plan account          $  100
Account balance:
  Non-retirement account                        $1,000
  Retirement account                              None

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to Small Cap--498.
By wire  Call the Service Center to set up
         a
         wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-677-7596.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.
--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class


WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/Mutual Funds
DDA no:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      Small Cap--498

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service Center or your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.
--------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class


 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 . Regular Investments: You can make regular investments of $100 or more automatically from your checking account bi-weekly, monthly, quarterly, or semi-annually.

 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
--------------------------------------------------------------------------------

A Detailed Look at the Small Cap--Investment Class

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                  For the year ended September 30,
                              1999       1998       1997       1996       1995
  Per Share Operating
  Performance:
  Net Asset Value,
  Beginning of Year           $14.96     $23.68     $21.66     $18.50     $11.60
 -------------------------------------------------------------------------------------
  Income from Investment
  Operations
  Expenses in Excess of
  Income                       (0.15)     (0.18)     (0.14)     (0.12)     (0.04)
 -------------------------------------------------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)
  on Investment                 7.13      (6.24)      3.58       4.65       6.94
 -------------------------------------------------------------------------------------
  Total Income (Loss) from
  Investment Operations         6.98     (6.42)       3.44       4.53       6.90
 -------------------------------------------------------------------------------------
  Distributions to
  Shareholders
 -------------------------------------------------------------------------------------
  Net Realized Gain from
  Investment Transactions      (0.05)     (1.04)     (1.42)     (1.37)       --
 -------------------------------------------------------------------------------------
  In Excess of Net
  Realized Gains                 --       (1.26)       --         --         --
 -------------------------------------------------------------------------------------
  Total Distributions          (0.05)     (2.30)     (1.42)     (1.37)       --
 -------------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                      $21.89     $14.96     $23.68     $21.66     $18.50
 -------------------------------------------------------------------------------------
  Total Investment Return      46.52%    (28.38)%    17.90%     26.41%     59.48%
 -------------------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
  Net Assets, End of
  Period (000s Omitted)     $216,272   $172,310   $286,322   $242,236   $122,935
 -------------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Expenses in Excess of
  Income                       (0.74)%    (0.87)%    (0.89)%    (0.70)%    (0.46)%
 -------------------------------------------------------------------------------------
  Expenses, Including
  Expenses of the Small
  Cap Portfolio                 1.25%      1.25%      1.25%      1.25%      1.25%
 -------------------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Fees Waived/Expenses
  Reimbursed by Bankers
  Trust                         0.21%      0.19%      0.03%      0.22%      0.34%
 -------------------------------------------------------------------------------------
  Portfolio Turnover
  Rate/1/                        159%       182%       188%       159%       161%
 -------------------------------------------------------------------------------------

 /1/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                    Service Center
                    P.O. Box 219210
                    Kansas City, MO 64121-9210
or call our toll-free number at 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Small Cap--Investment Class
BT Investment Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055922769
Portland, ME 04101                                              498PRO (1/00)
                                                                811-4760

                           Deutsche Asset Management


                          Mutual Fund
                             Prospectus
                                   January 31, 2000



International Equity
formerly a BT Mutual Fund



[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities
and Exchange Commission passed upon the accuracy or                 A Member of the
adequacy of this prospectus. Any representation to the              Deutsche Bank Group  [/]
contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of International Equity

Goal: The Fund invests for long-term capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.
--------------------------------------------------------------------------------


International Equity

Overview of International Equity

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at International Equity

Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Risks......................................................................   7
Management of the Fund.....................................................   9

Calculating the Fund's Share Price..........................................  11
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  15

--------------------------------------------------------------------------------

Overview of International Equity


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that we have selected could perform poorly; or . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . Accounting and financial reporting standards differ from those in the U.S.
  and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in International Equity is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                               Overview of International Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on August 4, 1992 (its inception date). The table compares the Fund's average annual return with the Morgan Stanley Capital International (MSCI) EAFE Index over the last one and five years, and since its inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

-------------------------------------------------------------------------------

The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

 Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]
1993    37.38
1994     4.11
1995    16.1
1996    21.32
1997    17.37
1998    20.82
1999    32.22

Since inception, the Fund's highest return in any calendar quarter was 32.05% (fourth quarter 1999) and its lowest quarterly return was -16.58% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

                                Average Annual Returns
                    1 Year 5 Years     Since Inception
                                   (August 4, 1992)/1/
  International
  Equity Fund       32.22% 21.44%        19.25%
 -----------------------------------------------------
  MSCI EAFE Index   26.96% 12.83%        13.84%
 -----------------------------------------------------
  Lipper
  International
  Funds Average     40.81% 15.05%        14.23%
 -----------------------------------------------------

 /1/ The MSCI EAFE Index and Lipper
 International Funds Average are
 calculated from July 31, 1992.

 /2/ Unweighted average return, net of
 fees and expenses, of all mutual
 funds that invested primarily in
 stocks and other equity securities of
 companies outside the United States
 during the periods covered.

-------------------------------------------------------------------------------

Overview of International Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of International Equity.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which International Equity invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees and reimburse expenses so that total expenses will not exceed 1.50%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                          Percentage of Average
                            Daily Net Assets/1/
  Management Fees                0.65%
 ----------------------------------------------
  Distribution and
   Service (12b-1) Fees          None
 ----------------------------------------------
  Other Expenses                 1.01%
 ----------------------------------------------
  Total Fund Operating
   Expenses                      1.66%
 ----------------------------------------------
  Less: Fee Waivers or
   Expense
   Reimbursements               (0.16%)/2/
 ----------------------------------------------
  Net Expenses                   1.50%
 ----------------------------------------------


 Expense Example /3/

     1 year                3 years                           5 years                           10 years
      $153                  $503                              $882                              $1,948
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at International Equity

OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of the Fund's net assets in emerging markets.

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

RISKS

Below we set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

 . its rate of price appreciation begins to trail that of its national stock index;
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a low portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at International Equity


 . the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or

 . the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

 . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your invest-ments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we
--------------------------------------------------------------------------------
Currency management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.
--------------------------------------------------------------------------------

                                         A Detailed Look at International Equity

underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts, options and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . Changes in the relative strength and value of the U.S. dollar or other major currencies;

 . Adverse effects on the business or other financial condition of European issuers that the Fund holds in its portfolio; and

 . Unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's

--------------------------------------------------------------------------------
Futures contracts, options and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.
investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York
to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a
--------------------------------------------------------------------------------

A Detailed Look at International Equity

$63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Michael Levy
 . Co-Lead Portfolio Manager of the master portfolio since its inception.
 . International equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.
 . 28 years of business experience, 18 of them as an investment professional.
 . Degrees in mathematics and geophysics from the University of Michigan.

Robert Reiner
 . Co-Lead Portfolio Manager of the master portfolio since its inception.
 . Specializes in Japanese and European stock and market analysis.
 . Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to
  1994.
 . 18 years of investment industry experience.
 . Degrees from the University of Southern California and Harvard University.

Julie Wang
 . Co-Portfolio Manager of the master portfolio since its inception.
 . Focuses on the master portfolio's Asia-Pacific investments and its emerging markets exposure.
 . Served as Investment Manager for American International Group's Southeast
  Asia portfolio from 1991 to 1994.
 . 11 years of investment management experience.
 . BS in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the International Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets.
Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.
--------------------------------------------------------------------------------

                                         A Detailed Look at International Equity


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  Transaction               Tax Status

  Income dividends          Ordinary income
 ------------------------------------------
  Short-term capital gains
  distributions             Ordinary income
 ------------------------------------------
  Long-term capital gains
  distributions             Capital gains
 ------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  Transaction              Tax Status

  Your sale of shares      Capital gains or
  owned more than one      losses
  year
 -------------------------------------------
  Your sale of shares      Ordinary income
  owned for one year or
  less
 -------------------------------------------
  Long-term capital gains  Gains treated as
  distributions            ordinary income,
                           losses subject to
                           special rules.
 -------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

--------------------------------------------------------------------------------

A Detailed Look at International Equity


Retirement Service Center

By phone         1-800-677-7596
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:  Minimum amount:

A standard account                    $2,500
 A retirement account                 $  500
 An automatic investment plan account $1,000
Subsequent purchase:
 A standard account                   $  250
 A retirement account                 $  100
 An automatic investment plan account $  100
Account balance:
 Non-retirement account               $1,000
 Retirement account                     None

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to International
         Equity--463.
By wire  Call the Service Center to set up
         a
         wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-677-7596.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/ Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      International Equity--463

Refer to your account statement for the account name and number.

-------------------------------------------------------------------------------

                                         A Detailed Look at International Equity

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

  Please note the following conditions:

  . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

  . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

  . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

  . You will receive a written confirmation of each transaction from the Service Center or your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
--------------------------------------------------------------------------------

A Detailed Look at International Equity


Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 . Regular Investments: You can make regular investments of $100 or more automatically from your checking account bi-weekly, monthly, quarterly, or semi-annually.

 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
--------------------------------------------------------------------------------

                                         A Detailed Look at International Equity

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.
 Financial Highlights

                                                                                                      For the period
                                      For the period                                                  January 1, 1995
                                      October 1, 1999                                                     through
                                      to October 31,        For the year ended September 30,           September 30,
                                          1999/1/           1999        1998        1997      1996        1995/2/
 Per Share Operating Performance:
 Net Asset Value, Beginning of
 Period                                     $24.22           $20.68      $22.13     $16.77    $15.47       $13.37
 --------------------------------------------------------------------------------------------------------------------
 Income From Investment
 Operations
 Net Investment (Expenses in
 Excess of) Income                           (0.02)            0.04        0.02       0.09      0.18         0.14
 --------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized
Gain  (Loss) on Investment,
Option,  Foreign Currency,
Forward Foreign  Currency and
Foreign Futures  Contracts                    1.13             3.56       (0.87)      5.63      1.80         1.97
 --------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations             1.11             3.60       (0.85)      5.72      1.98         2.11
 --------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
 --------------------------------------------------------------------------------------------------------------------
 Net Investment Income                         --             (0.06)      (0.01)     (0.16)    (0.31)         --
 --------------------------------------------------------------------------------------------------------------------
 Net Realized Gains                            --               --        (0.59)     (0.20)    (0.37)       (0.01)
 --------------------------------------------------------------------------------------------------------------------
 Total Distributions                           --             (0.06)      (0.60)     (0.36)    (0.68)       (0.01)
 --------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of
Period                                      $25.33           $24.22      $20.68     $22.13    $16.77       $15.47
 --------------------------------------------------------------------------------------------------------------------
 Total Investment Return                      4.63%           17.35%      (3.73%)    34.76%    13.42%       15.82%
 --------------------------------------------------------------------------------------------------------------------
 Supplemental Data and Ratios:
 Net Assets, End of Period
(000s  omitted)                         $1,913,667       $1,851,230  $1,251,580   $525,520  $161,692      $82,807
 --------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
 Net Investment (Expenses in
 Excess of) Income                           (0.93)%/3/        0.19%       0.61%      0.53%     0.91%        1.55%/3/
 --------------------------------------------------------------------------------------------------------------------
 Expenses, Including Expenses of the
 International Equity Portfolio               1.50%/3/         1.50%       1.50%      1.50%     1.50%        1.50%/3/
 --------------------------------------------------------------------------------------------------------------------
 Decrease Reflected in Above
 Expense Ratio Due to Fees
 Waived/Expenses Reimbursed
 by Bankers Trust                             0.20%/3/         0.16%       0.20%      0.18%     0.26%        0.33%/3/
 --------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate/4/                      5%             106%         65%        63%       68%          21%
 --------------------------------------------------------------------------------------------------------------------

                                      For the year
                                          ended
                                      December 31,
                                          1994
 Per Share Operating Performance:
 Net Asset Value, Beginning of
 Period                                   $13.18
 --------------------------------------------------------------------------------------------------------------------
 Income From Investment
 Operations
 Net Investment (Expenses in
 Excess of) Income                          0.10
 --------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized
Gain  (Loss) on Investment,
Option,  Foreign Currency,
Forward Foreign  Currency and
Foreign Futures  Contracts                  0.44
 --------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations           0.54
 --------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
 --------------------------------------------------------------------------------------------------------------------
 Net Investment Income                     (0.09)
 --------------------------------------------------------------------------------------------------------------------
 Net Realized Gains                        (0.26)
 --------------------------------------------------------------------------------------------------------------------
 Total Distributions                       (0.35)
 --------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of
Period                                    $13.37
 --------------------------------------------------------------------------------------------------------------------
 Total Investment Return                    4.12%
 --------------------------------------------------------------------------------------------------------------------
 Supplemental Data and Ratios:
 Net Assets, End of Period
(000s  omitted)                          $56,020
 --------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
 Net Investment (Expenses in
 Excess of) Income                          0.84%
 --------------------------------------------------------------------------------------------------------------------
 Expenses, Including Expenses of the
 International Equity Portfolio             1.50%
 --------------------------------------------------------------------------------------------------------------------
 Decrease Reflected in Above
 Expense Ratio Due to Fees
 Waived/Expenses Reimbursed
 by Bankers Trust                           0.37%
 --------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate/4/                   15%
 --------------------------------------------------------------------------------------------------------------------

 /1/On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
 /2/On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
 /3/Annualized.
 /4/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.
--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                    Service Center
                    P.O. Box 219210
                    Kansas City, MO 64121-9210
or call our toll-free number:
                    1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

International Equity
BT Investment Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055922868
Portland, ME 04101                                              463PRO (1/00)
                                                                    811-4760

                                                       Deutsche Asset Management




                                                                    Mutual Funds
                                                                      Prospectus
                                                                January 31, 2000
                                                                Investment Class



Latin American Equity
formerly a BT Mutual Fund

Pacific Basin Equity
formerly a BT Mutual Fund







[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and
Exchange Commission nor has the
Securities and Exchange Commission
passed upon the accuracy or adequacy of
this prospectus. Any representation to                    A Member of the
the contrary is a criminal offense.]                       Deutsche Bank Group

                                            Table of Contents

                               Latin American Equity........................   3
                               Pacific Basin Equity.........................  11
                               Information Concerning both Funds............  19
                               Management of the Funds......................  19
                               Calculating a Fund's Share Price.............  20
                               Performance Information......................  20
                               Dividends and Distributions..................  20
                               Tax Considerations...........................  20
                               Buying and Selling Fund Shares...............  21

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Latin American Equity

Goal: The Fund invests for long-term capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in Latin America.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies based in Latin America. The Fund may also invest a portion of its assets in Latin American bonds and other debt securities. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.
--------------------------------------------------------------------------------


Latin American Equity

Overview of Latin American Equity

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at Latin American Equity

Objective...................................................................   7
The Case for Latin America..................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   8
Risks.......................................................................   8
Portfolio Management........................................................   9
Financial Highlights........................................................  10

--------------------------------------------------------------------------------

Overview of Latin American Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that we have selected could perform poorly; or . The stock market could perform poorly or could underperform other investments in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the emerging markets in which the Fund invests:

 . Economies in Latin American countries are morevolatile than developed countries' and are subject tosudden reversals;
 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . Accounting and financial reporting standards differ from those in the U.S.
  and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

On January 26, 2000, the Latin American Equity Fund's Board of Trustees voted to close the Fund to new shareholders effective January 27, 2000. The Fund's Board also voted to liquidate and terminate the Fund during the first six months of 2000.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in developed market securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in Latin American Equity is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                               Overview of Latin American Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on October 25, 1993 (its inception date). The table compares the Fund's average annual return with two indices over the last one and five years, and since its inception. An index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) Latin American Emerging Markets Free (EMF) Index is a market capitalization-weighted index that includes stocks with sufficient liquidity and free float (percentage of shares freely tradable). The International Finance Corporation (IFC) Investable Latin American Index is developed by the IFC, a member of the World Bank Group, and includes the returns of companies traded on stock markets in Latin America. The indices are models; not actual portfolios. The Fund has changed benchmarks from the IFC index to the MSCI index because we believe that the MSCI index has become the recognized benchmark for the Latin American region and that the bias towards the MSCI index has a significant impact upon fund flows into the region. By adopting the index preferred by the Fund's peer group, we believe that the Fund is not exposed to unnecessary benchmark volatility. Additionally, we believe that the construction of the MSCI index is more appropriate to the Fund.
 Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]
1994    -10.95
1995    -24.27
1996     32.8
1997     30.8
1998    -36.23
1999     63.99

Since inception, the Fund's highest return in any calendar quarter was 33.24% (fourth quarter 1999) and its lowest quarterly return was -33.61% (first quarter 1995). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

                        Average Annual Returns
                    1 Year 5 Years       Since
                                     Inception
                                  (October 23,
                                      1993)/1/
  Latin American
  Equity            63.99%  6.59%     7.09%
 ----------------------------------------------
  MSCI Latin
  American EMF
  Index             58.89%  7.65%     9.46%
 ----------------------------------------------
  IFC Investable
  Latin American
  Index             61.82%  5.61%     6.42%
 ----------------------------------------------
  Lipper Latin
  American
  Average/2/        60.21%  5.18%     3.52%
 ----------------------------------------------

 /1/ The IFC Investable Latin American Index and Lipper Latin American Average are calculated from October 31, 1993 through the end of the period.

 /2/ The Lipper Latin American Average represents the average return of mutual funds that invest in the stocks of companies in Latin America.
--------------------------------------------------------------------------------

Overview of Latin American Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses to the right describes the fees and expenses you may pay if you buy and hold shares of Latin American Equity.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Latin American Equity Portfolio, the master portfolio into which Latin American Equity invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus).

/2/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.90%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                           Percentage of average
                             daily net assets/1/
  Management Fees                          1.00%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           3.28%
 --------------------------------------------------
  Total Fund Operating
   Expenses                                4.28%
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (2.38)/2/
 --------------------------------------------------
  Net Expenses                             1.90%
 --------------------------------------------------


 Expense Example /3/

     1 year                3 years                           5 years                           10 years
      $193                 $1,006                            $1,915                             $4,245
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Latin American Equity

OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in Latin America.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

THE CASE FOR LATIN AMERICA

Perhaps more than any other developing region, Latin America has adopted the U.S. economic model. Deregulation and reduced rates of inflation have promoted an environment conducive to investing. A large proportion of the populations of Argentina, Brazil, Chile and Mexico have benefited from national economic growth and entered the middle class. Their new affluence and aspirations have generated a strong demand for consumer goods. Vast, formerly government-owned enterprises in oil and gas, telecommunications, and electric power are privatizing and selling shares to the public.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies in Latin America that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.
--------------------------------------------------------------------------------

The Latin American markets in which the Fund may invest include Mexico and all countries in Central America and South America, including Argentina, Brazil, Chile, Colombia, Peru and Venezuela.

PRINCIPAL INVESTMENTS

The Fund invests primarily in the stocks and other equity securities of companies based in Latin America. We consider a company to be based in Latin America if it meets one of four criteria:

 . It has its headquarters in the region or is organized under the laws of a Latin American country;

 . It derives more than half its revenue from goods or services produced or sales made in the region;

 . Its stock trades on a Latin American exchange; or

 . It is issued or guaranteed by the government of a Latin American country (or its agencies).

The Fund may also invest up to 35% of its assets in Latin American bonds and other debt securities.

Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Rating Service or Moody's Investors Service, Inc. If they have no rating, they must be at least comparable to a C-rated security in our opinion. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 10% of its assets in bonds or other debt securities rated BBB or lower by Standard & Poor's or Baa or lower by Moody's.

On December 8, 1999, the Fund's Board of Trustees voted to recommend a proposal to shareholders to change the Fund's concentration policy. Currently, the Fund may not invest more than 25% of its total assets in any single industry sector. At an upcoming special meeting of shareholders, shareholders will be asked to vote on a proposal to allow the Fund the flexibility to invest more than 25% of its total assets, but no more than 35% of its total assets, in any given industry sector to the extent that the MSCI Latin American EMF index invests more than 20% in that industry sector. More information relating to the implications of the policy change will be included in a proxy statement, which will be mailed to shareholders before the special meeting.

--------------------------------------------------------------------------------
Bonds may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.
--------------------------------------------------------------------------------

A Detailed Look at Latin American Equity


INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 35-90 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

RISKS

Below we set forth some of the prominent risks associated with investing in Latin America, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks may outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it invests in a stock, the Fund's investment team typically establishes a target sell price at which point they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the business, or whether, in our view, the reversal is merely temporary.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the value of the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline those risks below. While the Fund relies on specific strategies to deal with each of these risks, it employs one general approach in an attempt to reduce risk across the board--diversification. Just as individual investors should spread their investment among a range of securities so that a setback in one need not overwhelm their entire strategy, the Fund seeks to spread its investments. In this way, a reversal in one market need not undermine the pursuit of long-term capital appreciation.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

 . Political Risk. Profound social change and business practices that depart from developed stock market norms have hindered the growth of Latin American stock markets in the past. Authoritarian rule and the participation of the military in daily business life have exacerbated normal economic uncertainties. High levels of debt have tended to make Latin American countries overly reliant on foreign investment and vulnerable to capital flight. Governments have declared moratoriums on the repayment of foreign debts, which has had a negative impact on stocks as well as bonds. They have limited foreign investors' access to capital markets, restricted the flow of profits overseas, resorted to high taxes, and expropriation and nationalization. All these threats remain a part of Latin American investing today. The Fund intends to avoid them, in large part, through intensive, ongoing economic and political research.

 . Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards generally tend to be far less stringent than those of developed markets. The risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. To compound the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

 . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are
--------------------------------------------------------------------------------

                                        A Detailed Look at Latin American Equity

 smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In extreme situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

Secondary Risks

Small Company Risk. To the extent that Latin American Equity invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations-- down as well as up--than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Risks Associated with Debt Securities. To the extent that the Fund invests in bonds and other debt securities, it faces the risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many Latin American countries and the concentration of their economies in a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.
--------------------------------------------------------------------------------
Currency management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

Risks Associated with Lower Quality Debt Securities ("Junk Bonds"). The Fund can invest up to 10% of its net assets in bonds or other debt securities rated BBB or lower by Standard & Poor's or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


PORTFOLIO MANAGEMENT

The master portfolio is managed by a committee made up of investment professionals and analysts employed by the investment adviser. This committee makes all of the master portfolio's investment decisions.
--------------------------------------------------------------------------------

Futures contracts, options and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

--------------------------------------------------------------------------------

A Detailed Look at Latin American Equity

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                            For the period      For the year ended September 30,
                          October 1, 1999 to  -------------------------------------------
                          October 31, 1999/1/  1999    1998     1997       1996     1995
 Per Share Operating Performance:
 Net Asset Value,
Beginning of Period             $10.61         $8.75  $15.74    $10.71      $8.50  $14.59
 ------------------------------------------------------------------------------------------
 Income From Investment Operations
 Net Investment
(Expenses in Excess of)
Income                           (0.01)         0.08    0.44      0.00/2/    0.02    0.03
 ------------------------------------------------------------------------------------------
 Net Realized and
Unrealized Gain (Loss)
on  Investment, Foreign
Currencies and Forward
Foreign  Currency
Transactions                      0.25          2.30   (7.40)     5.03       2.19   (5.92)
 ------------------------------------------------------------------------------------------
 Total from Investment
Operations                        0.24          2.38   (6.96)     5.03       2.21   (5.89)
 ------------------------------------------------------------------------------------------
 Distributions to Shareholders
 Net Investment Income             --          (0.52)  (0.03)     0.00/2/     --      --
 ------------------------------------------------------------------------------------------
 Net Realized Gains                --            --      --        --         --    (0.20)
 ------------------------------------------------------------------------------------------
 Total Distributions               --          (0.52)  (0.03)      --         --    (0.20)
 ------------------------------------------------------------------------------------------
 Net Asset Value, End of
Period                          $10.85        $10.61   $8.75    $15.74     $10.71   $8.50
 ------------------------------------------------------------------------------------------
 Total Investment Return          2.26%        28.54% (44.28)%   47.00%     26.00% (40.68)%
 ------------------------------------------------------------------------------------------
 Supplemental Data and Ratios:
 Net Assets, End of
Period (000s omitted)           $4,806        $4,768  $6,256   $37,413    $16,997  $13,62%
 ------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
 Net Investment
(Expenses in Excess of)
Income                            1.00%/3/      1.42%   1.42%     0.16%      0.16%   0.29%
 ------------------------------------------------------------------------------------------
 Expenses, Including
Expenses of the Latin
American  Equity
Portfolio                         1.90%/3/      1.90%   2.00%     2.00%      2.00%   2.00%
 ------------------------------------------------------------------------------------------
 Decrease Reflected in
Above Expense Ratio Due
to  Fees Waived/
Expenses Reimbursed by
Bankers Trust                     6.07%/3/      2.38%   0.66%     0.44%      0.66%   1.17%
 ------------------------------------------------------------------------------------------
 Portfolio Turnover
Rate/4/                             23%          369%     92%      122%       171%    161%
 ------------------------------------------------------------------------------------------

 /1/On September 8, 1999, the Board of Trustees approved the change of the fis-cal year end from September 30 to October 31.
 /2/Less than $0.01.
 /3/Annualized.
 /4/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of Pacific Basin Equity

Goal: The Fund invests for long-term capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in the Pacific Basin, excluding Japan.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies based in the Pacific Basin. The Fund may also invest a portion of its assets in Pacific Basin bonds and other debt securities. The companies are selected by an extensive tracking system plus the input of experts from variousfinancial disciplines.
--------------------------------------------------------------------------------



Pacific Basin Equity

Overview of Pacific Basin Equity

Goal........................................................................  11
Core Strategy...............................................................  11
Investment Policies and Strategies..........................................  11
Principal Risks of Investing in the Fund....................................  12
Who Should Consider Investing in the Fund...................................  12
Total Returns, After Fees and Expenses......................................  13
Annual Fund Operating Expenses..............................................  14

A Detailed Look at Pacific Basin Equity

Objective...................................................................  15
The Case for the Pacific Basin..............................................  15
Strategy....................................................................  15
Principal Investments.......................................................  15
Investment Process..........................................................  16
Risks.......................................................................  16
Portfolio Management........................................................  17
Financial Highlights........................................................  18

--------------------------------------------------------------------------------

Overview of Pacific Basin Equity


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that we have selected could perform poorly; or . The stock market could perform poorly or could underperform other investments in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the emerging markets in which the Fund invests:

 . Economies in emerging markets are more volatile than developed countries' and are subject to sudden reversals;
 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 . Accounting and financial reporting standards differ from those in the U.S.
  and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

On January 26, 2000, the Pacific Basin Equity Fund's Board of Trustees voted to close the Fund to new shareholders effective January 27, 2000. The Fund's Board also voted to liquidate and terminate the Fund during the first six months of 2000.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in developed market securities alone. Diversifying your investment may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in Pacific Basin Equity is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                Overview of Pacific Basin Equity


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on November 1, 1993 (its inception date). The table compares the Fund's average annual return with the Morgan Stanley Capital International (MSCI) All Country Asia Free (ex-Japan) Index over the last one and five years, and since its inception. An index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The MSCI All Country Asia Free (ex-Japan) Index is a widely used benchmark of Asia/Pacific stocks, excluding Japan. The Index is a model, not an actual portfolio, that includes the returns of companies traded on the stock markets in Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwanand Thailand.

 Year-by-Year Returns (each full calendar year since inception)


1994    -16.86
1995      7.25
1996     12.97
1997    -45.92
1998      0.14
1999     75.01

Since inception, the Fund's highest return in any calendar quarter was 39.22% (second quarter 1998) and its lowest quarterly return was -37.09% (fourth quarter 1997). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR THE PERIOD ENDED DECEMBER 31, 1999

                            Average Annual Returns
                    1 Year 5 Years Since Inception
                                       November 1,
                                           1993/1/
  Pacific Basin
  Equity            75.01%  2.81%       3.20%
 -------------------------------------------------
  MSCI All Country
  Asia Free
  (ex-Japan) Index  62.11%  0.78%       0.93%
 -------------------------------------------------
  Lipper Pacific
  ex-Japan Funds
  Average/2/        73.21%  3.06%       1.57%
 -------------------------------------------------

 1 MSCI All Country Asia Free (ex-Ja-
 pan) Index and Lipper Pacific Basin
 ex-Japan Funds Average are calculated
 from October 31, 1993 through the end
 of the period.

 2 The Lipper Pacific Basin ex-Japan
 Funds Average represents the average
 return of mutual funds that invest in
 stocks of companies in Asia and the
 Far East (excluding Japan).
--------------------------------------------------------------------------------

Overview of Pacific Basin Equity


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of Pacific Basin Equity.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds/1/. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Pacific Basin Equity Portfolio, the master portfolio into which Pacific Basin Equity invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.75%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                           Percentage of Average
                             Daily Net Assets/1/
  Management Fees                          0.75%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           3.02%
 ---------------------------------------------------
  Total Fund Operating
   Expenses                                3.77%
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (2.02%)/2/
 ---------------------------------------------------
  Net Expenses                             1.75%
 ---------------------------------------------------


 Expense Example/3/

     1 year    3 years    5 years      10 years
      $178      $901      $1,714        $3,836
----------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Pacific Basin Equity

OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies in the Pacific Basin, excluding Japan.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

THE CASE FOR THE PACIFIC BASIN

Until recently, the developing economies of the Pacific Basin ranked among the world's fastest growing. And despite the turmoil that has swept the region, enormous potential remains.

 . China and India alone account for almost 40% of theworld's population.
 . Two decades of heavy infrastructure spending have provided the region with the physical capital necessary to resume its development; and . The region's nations have made education a top priority. Universal primary education is widespread. This trend has enabled the region's businesses to tap vast pools of skilled labor at a fraction of their cost in developed markets.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies in the Pacific Rim that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider
--------------------------------------------------------------------------------

The Pacific Basin markets in which the Fund may invest include Australia, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, the People's Republic of China and Hong Kong, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam.

the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

The Fund invests primarily in the stocks and other equity securities of companies based in the Pacific Basin. We consider a company to be based in the Pacific Basin if it meets one of four criteria:

 . It is organized under the laws of one of the countries inthe region;
 . It derives at least half its revenues or profits from goods or services produced or sold or investments made in the region;
 . It derives at least half its revenues or profits from assets in the region; . Its stock trades on a Pacific Basin exchange; or . It is issued or guaranteed by the government of a Pacific Basin country (or its agencies).

The Fund may also invest up to 35% of its assets in Pacific Basin bonds and other debt securities.

Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Rating Service or Moody's Investors Service, Inc. If they have no rating, they must be at least comparable to a C-rated security in our opinion. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 5% of its assets in bonds or other debt securities rated BBB or lower by Standard & Poor's or Baa or lower by Moody's.
--------------------------------------------------------------------------------

Bonds may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is a corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.

--------------------------------------------------------------------------------

A Detailed Look at Pacific Basin Equity


INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 35-90 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

RISKS

Below we set forth some of the prominent risks associated with investing in the Pacific Basin, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks may outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it invests in a stock, the Fund's investment team typically establishes a target sell price at which point they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the business, or whether, in our view, the reversal is merely temporary.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the value of the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline those risks below. While the Fund relies on specific strategies to deal with each of these risks, it employs one general approach in an attempt to reduce risk across the board--diversification. Just as individual investors should spread their investment among a range of securities so that a setback in one need not overwhelm their entire strategy, the Fund seeks to spread its investments. In this way, a reversal in one market need not undermine the pursuit of long-term capital appreciation.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States forreasons including:

 . Political Risk. Profound social change and business practices that depart from developed stock market norms have hindered the growth of Pacific Basin stock markets in the past. Authoritarian rule and the participation of the military in daily business life have exacerbated normal economic uncertainties. High levels of debt have tended to make Pacific Basin countries overly reliant on foreign investment and vulnerable to capital flight. Governments have declared moratoriums on the repayment of foreign debts, which has had a negative impact on stocks as well as bonds. They have limited foreign investors' access to capital markets, restricted the flow of profits overseas, resorted to high taxes, and expropriation and nationalization. All these threats remain a part of Pacific Basin investing today. The Fund attempts to avoid them, in large part, through intensive, ongoing economic and political research.

 . Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards generally tend to be far less stringent than those of developed markets. The risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. To compound the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, we devote much of our research efforts to understanding and assessing the impact of these differences upon a company's financial conditionsand prospects.

 . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the
--------------------------------------------------------------------------------

                                         A Detailed Look at Pacific Basin Equity

  size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In extreme situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Risks Affecting Malaysian Securities. As part of its investment strategy to diversify its holdings in securities of companies in a number of Pacific Basin countries, the Fund may invest in Malaysian securities. Because the Government of Malaysia has imposed a levy on certain gains from Malaysian securities transactions, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure involves certain risks that are described under "Pricing Risks" below.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

Secondary Risks

Small Company Risk. To the extent that Pacific Basin Equity invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations-- down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Risks Associated with Debt Securities. To the extent that the Fund invests in bonds and other debt securities, it faces the
--------------------------------------------------------------------------------

Currency management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many Pacific Basin countries and the concentration of their economies in a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.

Risks Associated with Lower Quality Debt Securities ("Junk Bonds"). The Fund can invest up to 5% of its net assets in bonds or other debt securities rated BBB or lower by Standard & Poor's or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

PORTFOLIO MANAGEMENT

The master portfolio is managed by a committee made up of investment professionals and analysts employed by the investment adviser. This committee makes all of the master portfolio's investment decisions.
--------------------------------------------------------------------------------

Futures contracts and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

--------------------------------------------------------------------------------

A Detailed Look at Pacific Basin Equity

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                For the year ended September 30,
                          For the period
                          October 1, 1999
                          to October 31,
                              1999/1/       1999      1998     1997     1996     1995

 Per Share Operating
Performance:
 Net Asset Value,
Beginning of Period          $3.84        $3.85     $10.16   $11.80   $10.96   $11.82
 --------------------------------------------------------------------------------------
 Income From Investment
Operations
 Net Investment
(Expenses in Excess of)
Income                        0.00/2/     (0.00)/2/   0.24    (0.05)   (0.03)    0.01
 --------------------------------------------------------------------------------------
 Net Realized and
Unrealized Gain (Loss)
on Investments,
 Futures, Foreign
Currency and Forward
Foreign Currency
 Transactions                  .21         2.03      (5.32)   (1.07)    0.87    (0.49)
 --------------------------------------------------------------------------------------
 Total from Investment
Operations                     .21         2.03      (5.08)   (1.12)    0.84    (0.48)
 --------------------------------------------------------------------------------------
 Distributions to
Shareholders
 Net Investment Income             --           --   (0.24)       --       --       --
 --------------------------------------------------------------------------------------
 Net Realized Gains                --     (2.04)     (0.99)   (0.52)       --   (0.38)
 --------------------------------------------------------------------------------------
 Total Distributions               --     (2.04)     (1.23)   (0.52)       --   (0.38)
 --------------------------------------------------------------------------------------
 Net Asset Value, End of
Period                       $4.05        $3.84     $ 3.85   $10.16   $11.80   $10.96
 --------------------------------------------------------------------------------------
 Total Investment Return      5.47%       70.46%    (52.21)%  (9.97)%   7.66%   (3.87)%
 --------------------------------------------------------------------------------------
 Supplemental Data and
Ratios:
 Net Assets, End of
Period (000s omitted)        $   6,684    $   6,435 $  4,268 $ 26,501 $ 29,389 $ 24,504
 --------------------------------------------------------------------------------------
 Ratios to Average Net
Assets:
 Net Investment
Income/(Expenses in
Excess of Income)             0.22%/3/          --%   0.43%   (0.42)%  (0.24)%   0.12%
 --------------------------------------------------------------------------------------
 Expenses, Including
Expenses of the Pacific
Basin Equity  Portfolio       1.75%/3/     1.75%      1.75%    1.75%    1.75%    1.75%
 --------------------------------------------------------------------------------------
 Decrease Reflected in
Above Expense Ratio Due
to Fees  Waived/Expenses
Reimbursed by Bankers
Trust                         4.53%/3/        2.02%   0.70%    0.29%    0.31%    0.52%
 --------------------------------------------------------------------------------------
 Portfolio Turnover
Rate/4/                            17%         170%     125%     172%     118%     104%
 --------------------------------------------------------------------------------------

 /1/On September 8, 1999, the Board of Trustees approved the change of the fis-cal year end from September 30 to October 31.
 /2/Less than .01 per share.
 /3/Annualized.
 /4/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all its assets.

--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning both Funds

MANAGEMENT OF THE FUNDS
Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.
Board of Trustees. Each Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.
Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc., located at 885 Third Avenue, New York, NY 10022, acts as each Fund's investment adviser. The investment adviser makes a Fund's investment decisions. It buys and sells securities for a Fund and conducts the research that leads to the purchase andsale decisions.
The investment adviser has vested day-to-day investment decision-making in a sub-adviser, Deutsche Asset Management Investment Services Limited. The sub-investment advisory agreement became effective December 8, 1999. Responsibilities and advisory fees can be reallocated between the investment adviser and sub-adviser without obtaining shareholder approval.
Prior to December 8, 1999, Bankers Trust Company, located at 130 Liberty Street, New York, New York 10022, served as each Fund's investment adviser. Prior to May 1, 1999, BT Funds Management (International) Limited served as each Fund's sub-adviser. The fees paid to Deutsche Asset Management, Inc. under the current investment advisory agreement are the same as those paid under the prior advisory agreement withBankers Trust.
The Funds paid the following fees to Bankers Trust and BT Funds Management (International) Limited for investment advisory and sub-advisory services in the last fiscal year:

                          Percentage of Average
 Fund                     Daily Net Assets

 Latin American Equity          1.00%
 Pacific Basin Equity           0.75%
 ------------------------------------------------
Bankers Trust reimbursed a portion of its fee duringthe period.

Deutsche Asset Management, Inc. provides a full range of investment advisory services to institutional clients. The firm serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

The sub-adviser is located at 20 Finsbury Circus, London, England. The sub-adviser provides a full range of international investment advisory services to institutional clients. Thesub-adviser serves as investment adviser to 13 other investment companies.

Other Services. Bankers Trust, a wholly-owned subsidiary of Deutsche Bank A.G., provides administrative services--such as portfolio accounting, legal services and others--for the Funds. In addition, Bankers Trust--or your service agent-- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;
 . implementing any changes you wish to make in youraccount information;
 . processing your requests for cash dividends and distributions from the Fund; . answering your questions on the Fund's investment performance or administration;
 . sending proxy reports and updated prospectus information to you; and . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Funds are "feeder funds" that invest all of their assets in a "master portfolio." Latin American Equity invests all of its assets into Latin American Equity Portfolio. Pacific Basin Equity Fund invests all of its assets into Pacific Basin Equity Portfolio. Each Fund and its master portfolio have the same investment objective. Each master portfolio is advised by Deutsche Asset Management, Inc. and sub-advised by Deutsche Asset Management Investment Services Limited.
--------------------------------------------------------------------------------

Information Concerning Both Funds


A master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows a Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw a Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities a Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find a Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

Each Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. Each Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

A Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from a Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

 Transaction         Tax Status
 Income dividends    Ordinary income
 Short-term capital
 gains
 distributions       Ordinary income
 Long-term capital
 gains
 distributions       Capital gains

 ------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

 Transaction         Tax Status
 Your sale of        Capital gains or losses
shares owned  more
than one year
 Your sale of        Ordinary income
shares owned
 for one year or
less
 Long-term capital   Gains treated as
gains                ordinary income;
 distributions       losses subject to
                     special rules

 ------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.
--------------------------------------------------------------------------------

                                              Information Concerning Both Funds


BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Retirement Service Center

By phone         1-800-677-7596
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:            Minimum amount:
 A standard account              $2,500
 A retirement account            $  500
 An automatic investment
  plan account                   $1,000
Subsequent purchase:
 A standard account              $  250
 A retirement account            $  100
 An automatic investment
  plan account                   $  100
Account balance:
 Non-retirement account          $1,000
 Retirement account                None

Each Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to the Fund you have
         selected. Include the Fund number
         on your check.
         Latin American Equity - 497
         Pacific Basin Equity--496
By wire  Call the Service Center to set up
         a
         wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-677-7596.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.
-------------------------------------------------------------------------------

Information Concerning Both Funds

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset
             Management/Mutual Funds
DDA No:      00-226-296
FBO:         (Account name) (Account number)
Credit:      Latin American Equity--497
                           or
             Pacific Basin Equity--496

Refer to your account statement for the account name and number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.
 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.
 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.
 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.
 . We process all sales orders free of charge.
 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.
 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

  Please note the following conditions:

  . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
  . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.
  . If you are maintaining a taxable account, you may have to pay taxes on the exchange.
  . You will receive a written confirmation of each transaction from the
    Service Center or your service agent.
 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.
 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").
 . We do not issue share certificates.
 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.
-------------------------------------------------------------------------------

                                               Information Concerning Both Funds

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.
 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in a Fund's share price.
 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and a Fund's custodian are closed.

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 . Regular Investments: You can make regular investments of $100 or more automatically from your checking accountbi-weekly, monthly, quarterly, or semi-annually.
 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.
 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

--------------------------------------------------------------------------------

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Latin American Equity
Pacific Basin Equity
BT Investment Funds

Distributed by:                                           CUSIP #s:ICC 055922785
Distributors, Inc.                                                     055922769
Two Portland Square                                        COMBINTLPRO (1/00)
Portland, ME 04101                                         811-4760

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                January 31, 2000

BT Investment Funds

Intermediate Tax Free

BT Investment Funds (the "Trust") is comprised of a number of separate investment funds. The shares of Intermediate Tax Free (the "Fund") are described herein.

As described in the Prospectus, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company, Intermediate Tax Free Portfolio (the "Portfolio"), having the same investment objective as the Fund.

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust") the portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-advisor which may have day-to-day investment management responsibility of a Portfolio.

The Trust's Prospectus for the Fund is dated January 31, 2000. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is any broker, financial advisor, bank, dealer or other institution or Service Agent that has a sub-shareholder servicing agreement with Bankers Trust). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust's Prospectus. The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1999. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.

                             BANKERS TRUST COMPANY
                      Investment Adviser of the Portfolio
                    Administrator of the Fund and Portfolio

                             ICC DISTRIBUTORS, INC.
                                  Distributor
                              Two Portland Square

                             Portland, Maine 04101
                                 1-800-730-1313
                               TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS......   3
 Investment Objective................................   3
 Investment Policies.................................   3
 Futures Contracts and Options on Futures Contracts..  11
 Additional Risk Factors.............................  15
 Investment Restrictions.............................  19
 Portfolio Transactions and Brokerage Commissions....  23

PERFORMANCE INFORMATION..............................  24
 Standard Performance Information....................  24
 Expenses............................................  26
 Comparison of Fund Performance......................  26
 Economic and Market Information.....................  27

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES...  27
 Valuation of Securities.............................  27
 Purchase of Shares..................................  28
 Redemption of Shares................................  29
 Redemptions and Purchases In-Kind...................  30

MANAGEMENT OF THE TRUST AND THE PORTFOLIO............  31
 Trustees of the Trust and Portfolio.................  32
 Officers of the Trust and Portfolio.................  33
 Trustee Compensation Table..........................  34
 Code of Ethics......................................  35
 Investment Adviser..................................  36
 Administrator.......................................  37
 Distributor.........................................  37
 Service Agent.......................................  38
 Custodian and Transfer Agent........................  38
 Banking Regulatory Matters..........................  38
 Counsel and Independent Accountants.................  39

ORGANIZATION OF THE TRUST............................  39

TAXATION.............................................  40
 Taxation of the Fund................................  40
 Distributions.......................................  42
 Taxation of the Portfolio...........................  43
 Other Taxation......................................  43

FINANCIAL STATEMENTS.................................  44

APPENDIX.............................................  45

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

The investment objective of the Fund is a high level of current income exempt from federal income tax consistent with moderate risk of capital. There can, of course, be no assurance that the Fund will achieve its investment objective.

                              Investment Policies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. The Portfolio's investment objective is a high level of current income exempt from Federal income tax consistent with moderate risk of capital. The Portfolio invests primarily in high-quality tax-exempt municipal bonds. The Portfolio seeks to hold a portfolio of securities with an intermediate-term duration. The Portfolio intends to manage its holdings actively. Portfolio transactions are undertaken principally to accomplish the Portfolio's investment objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

The Portfolio seeks to maintain a current yield that is greater than that generally obtainable from a portfolio of short-term tax-exempt obligations, subject to applicable quality restrictions. The Portfolio seeks to increase yields by adjusting the average maturity of its portfolio in light of prevailing market conditions and credit considerations. The Portfolio will normally consist of a portfolio of securities with a weighted average maturity of three to ten years. The remaining maturity of securities generally will not exceed 20 years at the time of investment. The Portfolio adjusts its holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income.

The value of securities held by the Portfolio will generally fluctuate inversely with changes in prevailing interest rates and will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of Portfolio securities are intended to minimize adverse price changes due to credit considerations. The value of municipal securities in the Portfolio can also be affected by market reaction to legislative consideration of various tax reform proposals. Although the value of the assets of the Portfolio and the net asset value of the Fund will fluctuate, the Portfolio attempts to conserve the value of its assets to the extent consistent with its objective.

Quality Information. The Portfolio will not purchase any municipal obligation unless it is rated at least A, MIG-1 or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A, SP-1 or A-1 by Standard & Poor's Ratings Group ("S&P") or if unrated, in the Adviser's opinion it is of comparable quality. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

Taxable Investments. The Portfolio attempts to invest 100% of its assets in tax-exempt municipal securities; however the Portfolio is permitted to invest up to 20% (or greater while maintaining a temporary defensive position) of the value of its total assets in securities, the interest income on which is subject to federal income or alternative minimum tax. The Portfolio may make taxable investments pending investment of proceeds of tax-exempt securities, pending settlement of purchases of portfolio securities, to maintain liquidity to meet redemptions or when it is advisable in Bankers Trust's opinion because of adverse market conditions. The taxable investments permitted for the Portfolio include obligations of the U.S. and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and other debt securities which meet the Portfolio's quality requirements.

Municipal Securities. The Portfolio may invest in notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation instruments secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue instruments payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the instruments.

Short-Term Municipal Investments. For temporary defensive purposes or for purposes of liquidity, the assets of the Portfolio may be invested in short-term municipal obligations. These short-term obligations include municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds and project notes, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. These obligations will be of comparable quality to municipal bonds and will be purchased in anticipation of a declining market and rising interest rates, pending purchase of longer term investments or to maintain liquidity to meet redemptions. The amortized cost method is used by the Portfolio to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. The Portfolio may invest in municipal bonds. Municipal bonds include:

General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for Federal income tax purposes but is a specific tax preference item for Federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

Municipal Notes. Municipal notes generally fund short-term capital needs. The Portfolio may invest in municipal notes, which include:

Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated Federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Portfolio will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

Tax-Exempt Commercial Paper. The Portfolio may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Standby Commitments. The Portfolio may acquire standby commitments or "puts" solely to facilitate portfolio liquidity; the Portfolio intends to exercise its rights thereunder for trading purposes. The maturity of a municipal obligation is not to be considered shortened by any standby commitment to which the obligation is subject. Thus, standby commitments do not affect the dollar-weighted average maturity of the Portfolio.

When municipal obligations are subject to puts separate from the underlying securities, no value is assigned to the put. Because of the difficulty of evaluating the likelihood of exercise or the potential benefit of a put, the Board of Trustees has determined that puts shall have a fair market value of zero, regardless of whether any direct or indirect consideration was paid.

Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Portfolio's policy is to enter into put transactions only with put writers who are approved by Bankers Trust. It is the Portfolio's general policy to enter into put transactions only with those put writers which are determined to present minimal credit risks. In connection with this determination, the Board of Trustees will review regularly Bankers Trust's list of approved put writers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit securing the puts written by them. Commercial banks normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's or AA or better by S&P, or will be of comparable quality in Bankers Trust's opinion, or such put writers' obligations will be collateralized and of comparable quality in Bankers Trust's opinion. The Board of Trustees has directed Bankers Trust not to enter into put transactions with any put writer that, in the judgment of Bankers Trust using the above-described criteria, is or becomes a recognizable credit risk. The Trust is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from a put writer in the event that a put writer should default on its obligation to repurchase an underlying security.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: puts, zero coupon municipal securities, repurchase agreements, Rule 144A securities, when-issued and delayed delivery securities, and options and futures contracts.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Puts. The Portfolio may purchase municipal bonds or notes together with the right to resell them at an agreed price or yield within a specified period prior to maturity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of the Portfolio and subject to the supervision of the Trustees of the Portfolio, the purpose of this practice is to permit the portfolio to be fully invested in tax-exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, to purchase at a later date securities other than those subject to the put and to facilitate Bankers Trust's ability to manage the Portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. Bankers Trust will monitor each writer's ability to meet its obligations under puts.

The amortized cost method is used by the Portfolio to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

Zero Coupon Bonds. Zero coupon bonds are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon bonds move in the same direction as interest rates.

Zero Coupon Municipal Securities. Intermediate Tax Free Portfolio may invest in zero coupon municipal securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

Floating Rate Bonds. Floating rate bonds may have interest rates that move in tandem with a benchmark, helping to stabilize their prices.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments.

Lending of Portfolio Securities. The Portfolio is permitted to lend up to 30% of the total value of its securities. The Portfolio will not lend securities to Bankers Trust, ICC Distributors or their affiliates. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted toward the Portfolio's borrowing restrictions.

Short-Term Instruments. The Portfolio intends to stay invested in the securities described herein to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of U.S. and non-U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies.

Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

For a description of commercial paper ratings, see Appendix.

               Futures Contracts and Options on Futures Contracts

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and clear through their clearing corporations. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of entering into a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. A portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. For example, when a Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase an interest rate sensitive put option on a futures contract to hedge its portfolio against the risk of a decline in the price of debt securities and to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the intended portfolio securities which are the same as or correlate with security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Stock and Bond Indices. Each Portfolio may enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the portfolio.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. The risks include a lack of correlation between the futures contract and the foreign equity market being hedged and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Investment Restriction on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                            Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Options on Futures Contracts. Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Options on Securities. A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees.

Unless the Trustees conclude otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limitation on investment in illiquid securities.

                            Additional Risk Factors

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the

Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation.

                            Investment Restrictions

The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Fundamental Policies. As a matter of fundamental policy, the Portfolio (or the Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money, but only as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the (Portfolio's) Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. The following are nonfundamental policies of the Fund and the Portfolio. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost), except that the

Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets; pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value),

(ii) provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) (a) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; and (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling);

(v) invest for the purpose of exercising control or management of another company;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written);

(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
(a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets; and

(ix) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid).

(x) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Portfolio
(Fund) contemporaneously owns or where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Portfolio (Fund) currently does not engage in short selling);

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended September 30, 1999, 1998 and 1997, the Portfolio paid no brokerage commissions.

                            Performance Information

                        Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Yield: Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return (see "Total Return" below) of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio.

Tax-Equivalent Yield: The Fund's tax-equivalent yield is equal to the Fund's yield divided by (1-Tax Rate).

As of September 30, 1999, the Fund's tax equivalent 30-day SEC yield was 6.72% assuming a maximum Federal tax rate of 39.6%. The Fund's 30-day SEC yield for the period ended September 30, 1999 was 4.06%.

Total return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

======================================================================================================
                                                             Annualized Total       Cumulative Total
                 Annualized Total      Annualized Total        Return from            Return from
                Return for the One    Return for the Five    Commencement of        Commencement of
                 Year Period ended     Year Period ended    Operations through     Operations through
                September 30, 1999    September 30, 1999    September 30, 1999     September 30, 1999
------------------------------------------------------------------------------------------------------
Intermediate
 Tax Free(1)         -1.21%                5.37%                   4.90%                 41.05%
======================================================================================================

(1) Fund commenced operations on July 20, 1992.

Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                                    Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including administration fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, Barron's, Business Week, Changing Times, The
-------------------------  --------  -------------  -------------------
Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes,
------------------  ---------------  ---------------  ---------------  ------
Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s
-------  ---------------  ----------------  ----------------------------------
Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times,
--------------------------------  -----  ----------------  --------------
Personal Investing News, Personal Investor, Success, U.S. News and World Report,
-----------------------  -----------------  -------  --------------------------
ValueLine, Wall Street Journal, Weisenberger Investment Companies Services,
---------  -------------------  ------------------------------------------
Working Women and Worth.
-------------     -----


                        Economic and Market Information

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

               Valuation of Securities; Redemptions and Purchases

                            Valuation of Securities

The net asset value ("NAV") per share is calculated once on each day the NYSE is open ("Valuation Day") as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                               Purchase of Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available Service Agents.

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and the Adviser have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Service Agent or the Service Agent's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through a Service Agent, it is the responsibility of Service Agent to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent or the Trust may on at least 30 days' notice involuntarily redeem a shareholder's account with the fund having a balance below the minimum, but not if an account is below the minimum due to change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deustche Asset Management Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     .  Your account registration has changed within the last 30 days,

     . The check is being mailed to a different address than the one on your account (record address),

     .  The check is being made payable to someone other than the account owner,

     . The redemption proceeds are being transferred to a Fund account with a different registration, or

     . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                       Redemptions and Purchases In-Kind

The Trust, on behalf of the Fund, and the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in- kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in-kind to the Fund whenever the Fund wishes to make a redemption in-kind and therefore shareholders of the Fund that receive redemptions in-kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund and Portfolio each reserve the right to redeem all of its shares, if the Funds' and/or Portfolios' Board of Trustees vote to liquidate and terminate the Fund or Portfolio.

                   Management of the Trust and the Portfolio

The Trust and the Portfolio are each governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees.

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolio, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                      Trustees of the Trust and Portfolio

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Deustche Asset Management Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.


S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Deustche Asset Management Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Deustche Asset Management Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Deustche Asset Management Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds/2/; Managing
--------------
/1/ The "Deustche Asset Management Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Deustche Asset Management Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Deustche Asset Management Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Deustche Asset Management Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Deustche Asset Management Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

The Board has an Audit Committee that meets with the Trusts' and Portfolio's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

                      Officers of the Trust and Portfolio

--------------
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Secretary of the Trusts and Portfolio since 1998; Director, Deutsche Asset Management since 1999; Director, Deutsche Banc Alex. Brown LLC and Investment Company Capital Corporation, 1998-99; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission, 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trusts and Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trusts and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

                           Trustee Compensation Table


=================================================================================================
                                                  Aggregate
                    Aggregate Compensation       Compensation             Total Compensation from
Trustee                 from Trust*             From Portfolio**              Fund Complex***
-------------------------------------------------------------------------------------------------
Charles P. Biggar          N/A                       $1,288                        $43,750
-------------------------------------------------------------------------------------------------
S. Leland Dill           $17,104                     $1,086                        $43,750
-------------------------------------------------------------------------------------------------
Martin Gruber              N/A                        N/A                          $45,000
-------------------------------------------------------------------------------------------------
Richard J. Herring         N/A                        N/A                          $43,750
-------------------------------------------------------------------------------------------------
Kelvin Lancaster           N/A                        N/A                          $27,500
-------------------------------------------------------------------------------------------------
Bruce E. Langton           N/A                        N/A                          $43,750
-------------------------------------------------------------------------------------------------
Philip Saunders, Jr.     $17,645                     $1,120                        $45,000
-------------------------------------------------------------------------------------------------
Harry Van Benschoten       N/A                        N/A                          $45,000
=================================================================================================

* The provided is for the BT Investment Funds, which is comprised of 17 funds, for the year ended September 30, 1999.

---------------
/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

** The provided is for Intermediate Tax Free Portfolio for the Portfolio's most recent fiscal year ended September 30, 1999.

*** Aggregated information is furnished for the Deustche Asset Management Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio for the year ended December 31, 1999.

Bankers Trust reimbursed the Fund and Portfolio for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

As of December 31, 1999, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31, 1999, the following shareholders of record owned 5% or more of the outstanding voting shares of the Fund: Bankers Trust Company FBO 2300414040, P.O. Box 9005, Church Street Station, New York, New York 10008; Bankers Trust Company FBO 2562162424, P.O. Box 9005, Church Street Station, New York, New York 10008.

                                 Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser, Bankers Trust, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Fund. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                               Investment Adviser

Bankers Trust is the Portfolio's investment adviser. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased, Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates, In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates, Also, in dealing with its customers, Bankers Trust, its parent , subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

For the fiscal years ended September 30, 1999, 1998, and 1997, Bankers Trust earned $85,929, $87,127, $85,925, respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $44,590, $34,062, $22,599, respectively, to the Portfolio to cover expenses.

At a special meeting held in 1999, shareholders of the Portfolio also approved a new investment advisory agreement with Deutsche Asset Management, Inc. ("Deutsche Asset Management, Inc.") (formerly Morgan Grenfell Inc.). The new investment advisory agreement with Deutsche Asset Management, Inc. may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the special meeting. Deutsche Asset Management, Inc. is a wholly owned subsidiary of Deutsche Bank.

The Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees.

                                 Administrator

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


For the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust earned $85,829, $86,961, and $85,690, respectively, in compensation for administrative and other services provided to the Fund. During the same periods, Bankers Trust reimbursed $74,873, $46,946, and $41,571, respectively, to cover expenses. For the same periods, Bankers Trust earned $10,741, $10,895, and $10,741, respectively, in compensation for administrative and other services provided to the Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

                                  Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker-dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

                                 Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                      Counsel and Independent Accountants

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201 acts as Independent Accountants of the Trust and the Portfolio.

                           Organization of The Trust

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

The Portfolio is a subtrust (or "series") of the BT Investment Portfolios, an open-end management investment company. Declarations of Trust of BT Investment Portfolios provide that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the corresponding Portfolio. The interests in BT Investment Portfolios are divided into separate series, such as the Portfolio. No series of BT Investment Portfolios has any preference over any other series.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of the BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares in the Fund.

                                    Taxation

                              Taxation of the Fund

The Trust intends to qualify annually and to elect for the Fund to be treated as a regulated investment company under the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring federal income tax liability.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes.

Investment in the Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Because the Fund will distribute exempt-interest dividends, all or a portion of any interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for Federal personal income tax purposes. In addition, the Code may require a shareholder of the Fund, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Fund which represents income from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus of the Fund, some or all of the Fund's dividends and distributions may be specific preference items, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) subject to a Federal alternative minimum tax the Federal "branch profits" tax or the Federal "excess net passive income" tax.

                                 Distributions

The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. The Fund distributes capital gains annually. Income dividends for the Fund are declared daily and paid monthly. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets invested in tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund derived from tax-exempt securities held by the Portfolio. Exempt-interest dividends received from the Fund will be treated for federal income tax purposes as tax-exempt interest income. In view of the Portfolio's investment policies, it is expected that substantially all the Fund's dividends will be exempt-interest dividends, although the Fund may from time to time distribute net short-term capital gains or other minor amounts of taxable income.

Interest on certain tax-exempt municipal obligations issued after August 7, 1986 is a preference item for purposes of the federal alternative minimum tax applicable to individuals and corporations. Under tax regulations to be used, the portion of an exempt-interest dividend of a regulated investment company that is allocable to these obligations will be treated as a preference item for purposes of the alternative minimum tax. The Portfolio has limited its investment to those securities the interest on which will not be treated as preference items for purposes of the alternative minimum tax in the opinion of bond counsel for the issuer. The Portfolio currently has no intention of investing in obligations subject to the alternative minimum tax under normal market conditions.

Corporations should, however, be aware that interest on all municipal securities will be included in calculating: (i) adjusted current earning for purposes of the alternative minimum tax applicable to them; (ii) the additional tax imposed on certain corporations by the Superfund Revenue Act of 1986; and (iii) the foreign branch profits tax imposed on effectively connected earnings and profits of United States branches of foreign corporations. Furthermore, special tax provisions may apply to certain financial institutions and property and casualty insurance companies, and they should consult their tax advisors before purchasing shares of the Fund.

Certain provisions in the Tax Reform Act of 1986, as amended, relating to issuance of municipal obligations, have reduced the volume of municipal obligations, qualifying for federal tax exemption and may continue to do so.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                           Taxation of the Portfolio

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is a subtrust of BT Investment Portfolios, which is organized as a New York mast trust fund. No Portfolio is subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                              Financial Statements

The financial statements for the Fund or Portfolio for the year ended September 30, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated September 30, 1999. A copy of the Fund's and Portfolio's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of S&P Municipal Bond Ratings:
AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                JANUARY 31, 2000



Investment Adviser of the Portfolio
Administrator of the Fund and Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP # 055922801
467SA1 (1/00)

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION

                                                               January 31, 2000

BT Investment Funds
PreservationPlus Income
formerly BT PreservationPlus Income Fund

PreservationPlus Income (the "Fund") is a separate series of BT Investment Funds (the "Trust"), an open-end, management investment company (mutual fund) offering shares of the Fund ("Shares") as described herein.

As described in the Fund's Prospectus, the Fund seeks to achieve its investment objective by investing all its net investable assets (the "assets") in PreservationPlus Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a separate subtrust of BT Investment Portfolios, a New York master trust fund (the "Portfolio Trust").

Because the investment characteristics of the Fund correspond directly to those of the Portfolio (in which the Fund invests all of its assets), the following is a discussion of the various investments of and techniques employed by the Portfolio. The Fund has been established to serve as an alternative investment to short-term bond funds and money market funds. In addition, since to date, there has been no comparable investment substitute for those individuals who are "rolling" assets over from the stable value or guaranteed investment contract ("GIC") option of their employee benefit plans (such as 401(k) plans), the Fund is designed to be that comparable alternative.

Shares of the Fund are sold by ICC Distributors, Inc., the Fund's distributor (the "Distributor"), solely to individual retirement accounts as defined in
Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") including "SIMPLE IRAs" and "SEP IRAs", Roth IRAs as defined in Section 408A of the Code, education individual retirement accounts as defined in Section 530 of the Code and "Keogh Plans" (sometimes collectively referred to herein as "IRAs"), and to employees investing through participant-directed employee benefit plans (each a "Plan" and together "Plans"). Shares are offered to Plans either directly, or through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans. Shares are also available to employee benefit plans which invest in the Fund through an omnibus account or similar arrangement.

The Fund's Prospectus (the "Prospectus") is dated January 31, 2000. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Trust at the telephone number listed below. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read in conjunction with the Prospectus. This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Prospectus. The Fund's and Portfolio's financial statements for the fiscal year ended September 30, 1999, are incorporated herein by reference to the Annual Report to shareholders dated September 30, 1999. A copy of the Fund's and Portfolio's Annual Report may be obtained without charge by calling each Fund at the telephone number listed below.


                             BANKERS TRUST COMPANY
             Investment Adviser of the Portfolio and Administrator

                            ICC DISTRIBUTORS, INC.
                                  Distributor

                              Two Portland Square
                             Portland, Maine  04101
                                1-(800) 730-1313

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...........    1
   Investment Objective...................................    1
   Investment Policies....................................    1
   Rating Services........................................   20
   Investment Restrictions................................   20
   Portfolio Transactions and Brokerage Commissions.......   22
PERFORMANCE INFORMATION...................................   24
   Standard Performance Information.......................   24
   Comparison of Fund Performance.........................   25
   Economic and Market Information........................   25
VALUATION OF ASSETS; REDEMPTIONS IN KIND..................   26
OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS...   28
   Types of Individual Retirement Accounts................   28
OWNERSHIP OF SHARES THROUGH PLANS.........................   30
QUALIFIED  REDEMPTIONS....................................   31
   Traditional IRAs, SEP-IRAs and SIMPLE IRAs.............   32
   Roth IRAs..............................................   32
   Keogh Plans............................................   33
   Education IRAs.........................................   33
MANAGEMENT OF THE TRUSTS..................................   34
   TRUSTEES OF BT INVESTMENT FUNDS........................
   TRUSTEES OF BT INVESTMENT PORTFOLIOS...................
   OFFICERS OF THE TRUSTS AND BT INVESTMENT PORTFOLIOS....
   Trustee Compensation Table.............................
   Investment Adviser.....................................   37
   Administrator..........................................   38
   Distributor............................................   39
   Service Agent..........................................   39
   Use of Name............................................   44
   Banking Regulatory Matters.............................   40
   Counsel and Independent Accountants....................   40
ORGANIZATION OF THE TRUST.................................   40
TAXATION..................................................   41
   Taxation of the Fund...................................   41
   Taxation of the Portfolio..............................   41
   Other Taxation.........................................   43
   Foreign Withholding Taxes..............................   43
APPENDIX..................................................   44

                Investment Objective, Policies And Restrictions

                             Investment Objective

The Fund seeks a high level of current income while seeking to maintain a stable value per share. There can, of course, be no assurance that the Fund will achieve its investment objective.

                              Investment Policies

The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund to do so.

The Portfolio's investment objective is a high level of current income while seeking to maintain a stable value per Share. The Portfolio expects to invest primarily in fixed income securities ("Fixed Income Securities") of varying maturities rated, at the time of purchase, in one of the top four long-term rating categories by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Duff & Phelps Credit Rating Co., or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by Bankers Trust in its sole discretion.

In addition, the Portfolio will enter into contracts ("Wrapper Agreements") with insurance companies, banks or other financial institutions ("Wrapper Providers") that are rated, at the time of purchase, in one of the top two long-term rating categories by Moody's or S&P. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid. At the time of purchase, the value of all of the Wrapper Agreements and any other illiquid securities will not exceed 15% of the Portfolio's net assets.

The following is a discussion of the various investments of and techniques employed by the Portfolio.

Short-Term Instruments. The Portfolio's assets may be invested in high quality short-term investments with remaining maturities of 397 days or less to maintain the Liquidity Reserve (as defined below), to meet anticipated redemptions and expenses for day-to-day operating purposes and when, in the opinion of Bankers Trust Company, the Portfolio's investment adviser (the "Adviser" or "Bankers Trust"), it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. The Portfolio may hold short-term investments consisting of foreign and domestic (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated in one of the top two short-term rating categories by an NRSRO or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have an outstanding long-term debt rating of A or higher by Standard & Poor's Ratings Group ("S&P") or A-2 or higher by Moody's Investors Service, Inc. ("Moody's") or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

U.S. Dollar-Denominated Fixed Income Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. Debt securities, loans and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

U.S. Dollar-Denominated Foreign Securities. The Portfolio may invest a portion of its assets in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

U.S. Dollar-Denominated Sovereign and Supranational Fixed Income Securities. Debt instruments issued or guaranteed by foreign governments, agencies and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Mortgage- and Asset-Backed Securities. The Portfolio may purchase mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities and non-governmental entities such as banks, mortgage lenders or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds and mortgage pay-through securities. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. A mortgage-backed bond is a general obligation of the issuer, payable out of the issuer's general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. The mortgage pass-through securities issued by non-governmental entities such as banks, mortgage lenders or other financial institutions in which the Portfolio may invest include private label mortgage pass-through securities and whole loans. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Bankers Trust determines they are consistent with the Portfolio's investment objective and policies.

Collateralized Mortgage Obligations ("CMOs"). CMOs are mortgage-backed bonds that separate mortgage pools into different classes, called tranches. Tranches pay different rates of interest and can mature in a few months, or in as long as 20 years. Issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and private issuers, CMOs are usually backed by government-guaranteed or other top grade mortgages and have AAA ratings. In return for a lower yield, CMOs provide investors with increased security throughout the life of their investment compared to purchasing a whole mortgage-backed security. Even so, if mortgage rates drop sharply, causing a flood of refinancings, prepayment rates will soar and CMO tranches will be repaid before their expected maturity. See also REMICs in the following section.

REMICs are pass-through vehicles created under the tax reform act of 1986 to issue multiclass mortgage-backed securities. REMICs may be organized as corporations, partnerships or trusts. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests). CMOs normally have AAA bond ratings, whereas REMICs represent a range of risk levels.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

The yield characteristics of the mortgage- and asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities.
Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, their yield. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Unlike ordinary Fixed Income Securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks. Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. There is the risk in connection with automobile receivables that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Zero-Coupon Securities. The Portfolio may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Zero Coupon Securities including CATS, TIGRs and TRs, are the separate income or principal components of a debt instrument. Zero coupon securities usually trade at a substantial discount from their face or par value. Zero coupon securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash. Zero coupon securities involve risks that are similar to those of other debt securities, although they may be more volatile, and the value of certain zero coupon securities moves in the same direction as interest rates. Zero coupon bonds do not make regular interest payments.

Wrapper Agreements. Wrapper Agreements are structured with a number of different features. Wrapper Agreements purchased by the Portfolio are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Portfolio enters into particular types of Wrapper Agreements depending upon their respective cost to the Portfolio and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Portfolio will enter into participating Wrapper Agreements of open-end maturity and hybrid Wrapper Agreements.

Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Portfolio whenever the Portfolio sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event"). Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider whenever the Portfolio sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Portfolio is protected against decreases in the market value of the Covered Assets below Book Value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate.

Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur.

A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets.

Wrapper Providers are banks, insurance companies and other financial institutions. The number of Wrapper Providers has been increasing in recent years. As of December 1999, there were approximately fifteen Wrapper Providers rated in one of the top two long-term rating categories by Moody's, S&P or another NRSRO. The cost of Wrapper Agreements is typically 0.10% to 0.25% per dollar of Covered Assets per annum.

In the event of the default of a Wrapper Provider, the Portfolio could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Portfolio as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the Wrapper Provider would have no obligation to make payments to the Portfolio under those circumstances. In addition, the Portfolio may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of seeking to maintain a stable value per Share.

With respect to payments made under the Wrapper Agreements between the Portfolio and the Wrapper Provider, some Wrapper Agreements provide that payments may be due upon disposition of the Covered Assets, while others provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which Portfolio Securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Portfolio's investment objectives or limitations or to the nature of the Portfolio's operations. In such event, the Portfolio may be obligated to pay the Wrapper Provider termination fees equal in amount to the premiums that would have been due had the Wrapper Agreement continued through the predetermined period. The Portfolio will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Fund's portfolio securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Portfolio and the Fund.

Risks of Wrapper Agreements. Each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of a portion of the Portfolio's assets ("Covered Assets") up to a specified maximum dollar amount, upon the occurrence of certain specified events. The Book Value of the Covered Assets is their purchase price (i) plus interest on the Covered Assets at a rate specified in the Wrapper Agreement ("Crediting Rate"), and (ii) less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Portfolio, the Crediting Rate is the actual interest earned on the Covered Assets, or an index-based approximation thereof, plus or minus an adjustment for an amount receivable from or payable to the Wrapper Provider based on fluctuations in the market value of the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the sale and redemption of Shares. Furthermore, the premiums due Wrapper Providers in connection with the Portfolio's investments in Wrapper Agreements are offset against and thus reduce the Crediting Rate. These premiums are generally paid quarterly. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Portfolio.

Under the terms of a typical Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Portfolio interests resulting from redemptions of Shares by Plan participants, the Wrapper Provider becomes obligated to pay to the Portfolio the difference. Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Portfolio to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. (Withdrawals generally will arise when the Fund must pay shareholders who redeem their Shares.) Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Portfolio and the Wrapper Provider. In some cases, payments may be due upon disposition of the Covered Assets; other Wrapper Agreements provide for settlement only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets.

The Fund expects that the use of Wrapper Agreements by the Portfolio will under most circumstances permit the Fund to maintain a constant NAV per Share and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the Covered Assets held by the Portfolio less the expenses of the Fund and the Portfolio. However, there can be no guarantee that the Fund will maintain a constant NAV per Share or that any Fund shareholder or Plan participant will realize the same investment return as might be realized by investing directly in the Portfolio assets other than the Wrapper Agreements. For example, a default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets and, consequently, the Shares. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Portfolio Securities depending upon the timing of the shareholder's purchases and redemption of Shares, as well as those of other shareholders. Furthermore, there can be no assurance that the Portfolio will be able at all times to obtain Wrapper Agreements. Although it is the current intention of the Portfolio to obtain such agreements covering all of its assets (with the exceptions noted), the Portfolio may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in Bankers Trust's sole discretion, render their purchase inadvisable.

If, in the event of a default of a Wrapper Provider, the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of maintaining a stable NAV per Share. If the Board of Trustees of the Portfolio Trust (the "Portfolio Trust Board") determines that a Wrapper Provider is unable to make payments when due, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

Some Wrapper Agreements require that the Portfolio maintain a specified percentage of its total assets in short-term investments ("Liquidity Reserve"). These short-term investments must be used for the payment of withdrawals from the Portfolio and Portfolio expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Portfolio is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Portfolio and the Fund than if these funds were invested in longer-term Fixed Income Securities. The Liquidity Reserve required by all Wrapper Agreements is not expected to exceed 20% of the Portfolio's total assets.

Wrapper Agreements also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Portfolio will purchase Wrapper Agreements whose criteria in this regard are consistent with the Portfolio's (and the Fund's) investment objective and policies as described in this Prospectus. Wrapper

Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Portfolio's ability to hold such downgraded securities. For a description of Wrapper Provider ratings, see the Appendix.

Illiquid Securities. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Rule 144A Securities are securities that are not registered for sale under the federal securities laws but can be resold to institutions pursuant to Rule 144A under the Securities Act of 1933. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A under the 1933 Act, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Adviser will monitor the liquidity of Rule 144A securities held by the Portfolio under the supervision of the Portfolio Trust Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. Under the supervision of the Portfolio Trust Board, Bankers Trust determines the liquidity of restricted securities; and through reports from Bankers Trust, the Portfolio Trust Board monitors trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with its custodian (Bankers Trust) a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued commitments.

U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association (the "GNMA"), the Farmers Home Administration and the Export-Import Bank.

Lower-Rated Debt Securities ("Junk Bonds"). The Portfolio may invest in debt securities rated in the fifth and sixth long-term rating categories by S & P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by Bankers Trust in its sole discretion. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Portfolio's ability to dispose of these securities.

Since the risk of default is higher for lower-rated debt securities, Bankers Trust's research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, Bankers Trust will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Bankers Trust's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Portfolio.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of Fixed Income Securities. In this respect, these hedging strategies are designed for different purposes than the investments in Wrapper Agreements.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 . the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

 . the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

 . possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

 . the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

Futures Contracts and Options on Futures Contracts -- General. The successful use of these instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options thereon or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options thereon and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices, including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts that are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and "variation margin" may be required (that is, the Portfolio may have to provide or may receive cash that reflects any decline or increase in the contract's value).

At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the termination date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the Portfolio's acquisition or sale of a futures contract is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities held by the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts for the acquisition of debt securities may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Bankers Trust may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if its investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which will provide a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which will provide a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio may incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, such losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates. The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Portfolio Trust Board has adopted a restriction that the Portfolio will not enter into any futures contract or option on a futures contract if immediately thereafter the amount of margin deposits on all the futures contracts held by the Portfolio and premiums paid on outstanding options on its futures contracts (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the Portfolio's total assets.

Options on Securities. The Portfolio may write (sell) covered call and put options on its portfolio securities ("covered options") to a limited extent in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options it writes. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid securities in a segregated account with its custodian.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the exercise price by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the net premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase the option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received is included in the liability section of its Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the net premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded if the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that will not be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary U.S. government securities dealers recognized by the Federal Reserve

Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. Bankers Trust will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio Board.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, the Portfolio may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g. ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Portfolio may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Futures contracts on securities indices. Futures contracts on securities indices provide for the making and acceptance of a cash settlement based upon changes in the value of an index of securities, and will be entered into by the Portfolio to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio, or as an efficient means of managing allocations between asset classes. A futures contract may also be entered into to close out or offset an existing futures position. The risks attendant to futures contracts on securities indices are similar to those of futures contracts, discussed above.

Securities representing securities of foreign issuers. The Portfolio's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

Foreign currency exchange transactions. The Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Options on foreign currencies. The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currency to cross hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on currency when the Adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve liquidity and credit risks which may not be present in the case of exchange traded currency options. The Portfolio's ability to terminate OTC options will be more limited than with exchange traded options. It is also possible that broker dealers participating in OTC options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased OTC options and assets used to cover written OTC options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back to the seller on a specific date and at a higher price reflecting a market rate of interest unrelated to the coupon rate or maturity of the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements and Dollar Rolls. In a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its interest in the Portfolio. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. Reverse repurchase agreements and dollar rolls are forms of borrowing and will be counted towards the Portfolio's borrowing restrictions. Wrapper Agreements would cover the cash proceeds of such transactions but not the portfolio instruments transferred to another party until possession of such instruments is returned to the Portfolio.

Borrowing. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Under the Investment Company Act of 1940 (the "1940 Act"), the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Fund's NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of Bankers Trust to use leverage as a normal practice in the investment of the Portfolio's assets.

There can be no assurance that the use of these portfolio strategies will be successful.

Asset Coverage. To assure that the Portfolio's use of futures contracts and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating liquid securities with the Portfolio's custodian (Bankers Trust) in an amount at all times equal to or exceeding the

Portfolio's commitment with respect to these instruments or contracts. The Portfolio will also cover its use of Wrapper Agreements to the extent required to avoid the creation of a "senior security" (as defined in the 1940 Act) in connection with its use of such agreements.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Portfolio Trust Board. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix.

Investment Restrictions

The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. The phrase "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (1) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by them. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

None of the fundamental and non-fundamental policies described below shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective. Because the Fund and the Portfolio have the same fundamental policies and the Fund invests all of its Assets in the Portfolio, the following discussion (though speaking only of the Portfolio) applies to the Fund as well.

Fundamental Restrictions. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money (including through reverse repurchase or dollar roll transactions) in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its net assets. The Portfolio may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

2. Underwrite securities issued by other persons except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

5. Concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry;

6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

7. Purchase, with respect to 75% of the Portfolio's total assets, securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

8. Invest, with respect to 75% of the Portfolio's total assets, more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer.

Non-Fundamental Restrictions. In order to comply with certain statutes and policies and for other reasons, the Portfolio will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees or the Portfolio Trust or the Trust as applicable without shareholder approval):

i. purchase any security or evidence of interest therein on margin, except that short-term credit necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

ii. sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Portfolio contemporaneously owns or

     (b) where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold). The Portfolio has no current intention to engage in short selling);

iii. purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger; and

iv. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Portfolio Board to be liquid).

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures contracts and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including, to the extent and in the manner permitted by applicable law, the Adviser or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

For the period December 23, 1998 through September 30, 1999, the Portfolio paid brokerage commissions in the amount of $180.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Portfolio Trust Board may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market or statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the Portfolio's management that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities that are suitable for the Portfolio, as well as for one or more of the Adviser's other clients.
Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated between (among) clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                            Performance Information

                        Standard Performance Information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Yield. Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Per SEC regulations, the yield of the Fund (the "SEC yield") shall be calculated on any determination date as follows:

2[((a - b)/(c * d) + 1)6 - 1] where
  ---------------------

a = current income measured over a 30-day period.

b = Expenses accrued during the same 30-day period.

c = Average daily number of shares outstanding during the same 30-day period.

d = Maximum offering price per share on the last day of the period.

The "annual effective yield" of the fund is intended to represent one day's investment income expressed as an annualized yield and compounded annually. It shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day.

[(1 + previous day's dividend factor) 365 - 1]
      ------------------------------

       NAV per share

Example: If on March 1, the Fund's dividend factor is 0.00174163 and the Fund's NAV per share is $10, then the Fund's annual effective yield for March 2 equals 6.56%.

The Fund's annual effective yield is used in determining when the interest rate trigger is active.

The 30-day yield for the shares for the period ending September 30, 1999 was 6.24%.

Performance information or advertisements may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Fund's ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the securities held by the Portfolio and the Wrapper Agreements and changes in the expenses of the Shares and the Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund or the Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Total return. Total return is the change in value of an investment in the shares over a given period, assuming reinvestment of any dividends and capital gain distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures that represent aggregate performance over a period or year-by-year performance.

The total return for the shares for the period December 23, 1998 to September 30, 1999 was 4.46%.

Performance Results. Any performance information provided for the Fund should not be considered as representative of its performance in the future, because the NAV and public offering price of Shares will vary based not only on the type, quality and maturities of the securities held by the Portfolio but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week,
                       -------------------------  --------  -------------
Changing Times, The Kiplinger
-----------------------------

Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune,
--------  ---------------  ---------------  ---------------  ------  -------
Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual
---------------  ----------------  -----------------------------------------
Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal
-------------------------  -----  ----------------  --------------  --------
Investing News, Personal Investor, Success, U.S. News and World Report,
--------------  -----------------  -------  --------------------------
ValueLine, Wall Street Journal, Weisenberger Investment Companies Services,
---------  -------------------  ------------------------------------------
Working Women and Worth.
-------------     -----

                        Economic and Market Information

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

                    Valuation of Assets; Redemptions In Kind

Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Trust Board.


The NAV per Share is calculated once on each Valuation Day as of the Valuation Time, which is currently 4:00 p.m., Eastern time, or if the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets, if any), less all liabilities, by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Portfolio Trust Board believes accurately reflects fair value.

Pursuant to procedures adopted by the Portfolio Trust Board, the Wrapper Value generally will be equal to the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Value will be reflected as a liability of the Portfolio in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Portfolio to the Wrapper Provider. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Value will be reflected as an asset of the Portfolio in the amount of the difference, i.e., a positive value, reflecting the potential
liability of the Wrapper Provider to the Portfolio.   In performing its fair
value determination, the Portfolio Trust Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Portfolio Trust Board determines that a Wrapper Provider is unable to make such payments, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (formerly Accounting Series Release No. 113) ("FRR 1"), which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1, such factors would include consideration of the --

Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

The Adviser will value securities purchased by the Portfolio that are restricted as to resale or for which current market quotations are not readily available, including Wrapper Agreements, based upon all relevant factors as outlined in FRR 1.

The Fund and the Portfolio each reserves the right, if conditions exist that make cash payments undesirable, or for other reasons, to honor any request for redemption or withdrawal, respectively, by making payment wholly or partly in Portfolio Securities, as the same may be chosen by the Adviser in its sole discretion (a "redemption in kind"). Such securities shall not include Wrapper Agreements, and shall be valued as they are for purposes of computing the Fund's or the Portfolio's NAV, as the case may be. If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting those securities into cash.

The Trust, on behalf of the Fund, and the Portfolio have elected to redeem Shares or beneficial interests, respectively, with respect to any one investor during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund or the Portfolio, as the case may be, at the beginning of the period

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind to a shareholder thereof, and therefore Fund shareholders that receive redemptions in kind will receive Portfolio Securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each business day the Portfolio determines its NAV. At the close of business on each such day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to a fraction (a) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on that day, and (b) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors therein. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund and the Portfolio each reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or Portfolio.

            Overview Of The Types Of Individual Retirement Accounts

In general, an IRA is a trust or custodial account established in the United States for the exclusive benefit of an individual or his or her beneficiaries.(Keogh plans are established by self-employed persons, including partnerships, and also cover eligible non-owner employees.) Most IRAs are designed principally as retirement savings vehicles. Education IRAs are designed to provide a tax-favored means of saving for a child's educational expenses. IRAs may provide significant tax savings to individuals, but are governed by a complex set of tax rules set out under the Internal Revenue Code of 1986, as amended (the "Code"),and the regulations promulgated by the Department of the Treasury thereunder. If you already have an IRA, your IRA may be able to invest in the Fund. If you do not presently have an IRA and you meet the requirements of the applicable tax rules, you may be able to create an IRA and invest in Shares of the Fund through that IRA. Included below is a general discussion of some IRA features. However, IRA Owners and other prospective investors should consult with their IRA provider and/or professional tax and financial advisors before establishing an IRA or investing in Shares. Certain types of the IRAs described below may not be available through Deutsche Asset Management mutual funds. For more information call 1-800-677-7596.

                    Types of Individual Retirement Accounts

Traditional IRAs. If you are under age 70 1/2, and you (or if you file a joint return, your spouse) have taxable compensation, you may set up a Traditional IRA and make annual IRA contributions of up to $2,000, or 100% of your taxable compensation, whichever is less. Taxable income includes wages, salaries, and other amounts reported in box 1 of Form W-2, as well as earnings from self-employment. If you file a joint return and your taxable compensation is less than that of your spouse, you may make annual contributions to a Traditional IRA equal to the lesser of $2,000, or the sum of (i) your taxable compensation and
(ii) the taxable compensation of
your spouse, reduced by the amount of his or her IRA deduction for the year. Amounts contributed to a Traditional IRA generally are deductible for federal income tax purposes. However, if you were covered by an employer retirement plan, the amount of your contribution to a Traditional IRA that you may deduct will be reduced or eliminated if your modified adjusted gross income exceeds certain amounts (currently $50,000 for a married couple filing a joint return and $30,000 for a single taxpayer). If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct your contributions to a Traditional IRA; however, the deduction will be reduced or eliminated if your adjusted gross income on a joint return exceeds $150,000. Even if your ability to deduct contributions to a Traditional IRA is limited, you may still make contributions up to the limits described above. In general, you may also make a contribution to a Traditional IRA by "rolling over" all or a portion of a distribution you receive from a qualified retirement plan (such as a pension or profit-sharing plan or a 401(k) plan) or another Traditional IRA. Amounts distributed from a Traditional IRA and eligible rollover distributions from qualified retirement plans will not be includible in income if they are contributed to a Traditional IRA in a rollover transaction which meets certain conditions; however, a federal withholding tax may be imposed on such distributions. Consult your Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust) and professional tax advisor for complete details on Traditional IRAs.

Roth IRAs. Regardless of your age, you may be able to establish a Roth IRA. Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable requirements are met, earnings in the account accumulate tax free, and all withdrawals are also tax free. Generally, you may contribute up to $2,000 annually to a Roth IRA; however, your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently $150,000 for a married couple filing a joint return and$95,000 for a single taxpayer). In addition, if you make contributions to both a Traditional IRA and a Roth IRA, your contribution limit for the Roth IRA will be reduced by the amount of the contribution you make to the Traditional IRA. If certain requirements are met, and (i) your modified adjusted gross income is not more than $100,00, and (ii) you are not married and filing a separate tax return, you can roll over amounts from a Traditional IRA to a Roth IRA. The amount rolled over generally will be included in your taxable income; however, if you roll over from a Traditional IRA to a Roth IRA before 1999, you may elect to have the taxable amount included in your income ratably over a four-year period. You may also roll over amounts from one Roth IRA to another Roth IRA. Consult your Service Agent and professional tax adviser for complete details on Roth IRAs. SEP-IRASSEP-IRAs are IRAs that are created in connection with a simplified employee pension ("SEP") established and maintained by a self-employed individual, a partnership or a corporation. SEP-IRAs must be created for each qualifying employee of the employer that establishes a SEP. In general, a qualifying employee is an employee who has: (i) reached the age of 21; and (ii) worked for the employer at least three out of the past five years. Each SEP-IRA is owned by the employee for whom it is created; assets of a SEP are not pooled together. SEPs must provide for discretionary employer contributions. In other words, employers are not required to make contributions to SEP-IRAs each year, but if they do make contributions for any year, the contributions must be based on a specific allocation formula set forth in the SEP, and must not discriminate in favor of highly compensated employees. Contributions to SEP-IRAs generally are deductible by the employer, subject to certain limitations. Contributions to SEP-IRAs of self-employed individuals are subject to certain additional limitations. SEP-IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs.

SIMPLE IRAs. In general, a SIMPLE plan may be established by any employer, including a sole proprietorship, partnership or corporation, with 100 or fewer employees, and must be the only retirement plan maintained by the employer. Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general, includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably expected to earn at least $5,000 during the current year. As with SEP-IRAs, SIMPLE IRAs are individual accounts owned by each eligible employee. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA. (These contributions are referred to as "elective deferrals.") Elective deferrals are based on a stated percentage of the employee's compensation, and are limited to $6,000 per year (indexed for inflation). Elective deferrals are included in employees' gross income only for Social Security and Medicare tax purposes (i.e., they are not included in wages for federal income tax purposes).In addition to elective deferrals by employees, under a SIMPLE IRA plan, employers must make either: (i) matching contributions equal to each employee' selective deferral, up to a maximum of 3% of the employee's compensation, or (ii) nonelective contributions of 2% of compensation for each eligible employee(subject to certain limits). Employer contributions to SIMPLE IRAs are excluded from employees' gross income and are deductible by the employer. SIMPLE IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only after the employee has participated in the SIMPLE IRA plan for at least two years.

Keogh Plans. Keogh plans are qualified retirement plans established by sole proprietors or partnerships. As with other qualified retirement plans, in general, contributions to Keogh plans are deductible, and neither such contributions nor the investment earnings thereon are subject to tax until they are distributed by the plan. A number of different types of plans may qualify as Keogh plans. In certain circumstances, Keogh plans may provide greater tax advantages than other types of retirement plans. However, Keogh plans must satisfy a number of complex rules, including minimum participation requirements, under which certain employees must be covered by the plan, and in some cases, minimum funding requirements. Professional assistance generally is required to establish and maintain a Keogh plan.

Education IRAs. An education IRA is a trust or custodial account created for the purpose of paying the qualified higher education expenses of a designated beneficiary, i.e., a child under the age of 18 at the time of the contributions. In general, qualified higher education expenses include expenses for tuition, fees, books, supplies and equipment required for the designated beneficiary of the Education IRA to attend an eligible educational institution, which includes essentially all accredited post-secondary educational institutions. Any individual may make contributions to an education IRA so long as his or her modified adjusted gross income is less than $110,000 ($160,000 for married taxpayers filing jointly).The maximum total contributions that may be made to education IRAs for each child is $500 per year. Generally, amounts may be rolled over from an Education IRA to another education IRA established for the same beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals from education IRAs to pay qualified higher education expenses. Other withdrawals generally will be subject to tax. Consult your Service Agent and or professional tax adviser for complete details on Education IRAs.

Ownership Of Shares Through Plans

Fund Shares owned by Plan Participants through Plans are held either directly by the respective Plan, or beneficially through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans (collectively, "Plan Pools"), which will in turn offer the Fund as an investment option to their participants. Investments in the Fund may by themselves represent an investment option for a Plan or may be combined with other investments as part of a pooled investment option for the Plan. In the latter case, the Fund may require Plans to provide information regarding the withdrawal order and other characteristics of any pooled investment option in which the Shares are included prior to a Plan's initial investment in the Fund. Thereafter, the Fund will require the Plan to provide information regarding any changes to the withdrawal order and other characteristics of the pooled investment option before such changes are implemented. The Fund in its sole discretion may decline to sell Shares to Plans if the governing withdrawal order or other characteristics of any pooled investment option in which the Shares are included is determined at any time to be disadvantageous to the Fund. Plan Participants should contact their Plan administrator or the organization that provides recordkeeping services if they have questions concerning their account. Plan administrators and fiduciaries should call 1-800-677-7596 for information regarding a Plan's account with the Fund.

                             Qualified Redemptions

At any time, a redemption of Fund Shares can be effected without assessment of the Redemption Fee described in "Fees and Expenses of the Fund" in the Prospectus, if such redemption is a "Qualified Plan Redemption" or a "Qualified IRA Redemption." "Qualified Plan Redemptions" are redemptions resulting from a Plan Participant's death, disability, retirement or termination of employment or to fund loans to, or "in service" withdrawals by, a Plan Participant.A "Qualified IRA Redemption" is a redemption made by an IRA Owner to effect a distribution from his or her IRA account that is not subject to the 10% penalty tax imposed by section 72(t) or 530(d), as applicable, other than IRA rollovers, direct trustee-to-trustee transfers and conversions of Traditional IRAs to Roth IRAs, unless the IRA Owner continues the investment of the transferred amount in the Fund. In general, section 72(t) of the Code imposes a 10% penalty tax on any distribution received by a taxpayer from a Traditional IRA, SEP-IRA or SIMPLE IRA prior to the date on which the taxpayer reaches age 59 1/2, unless the distribution meets the requirements of a specific exception to the penalty tax. Similar penalties apply to early withdrawals from Roth IRAs and Keogh Plans.
Section 530(d) as currently written, imposes a separate 10% penalty tax on distributions from an education IRA not used to pay qualified higher education expenses. In general, rollovers from one IRA to another and direct trustee-to-trustee transfers from an IRA to another IRA (or in some cases to other types of qualified plans) are not subject to tax. In addition, conversions of Traditional IRAs to Roth IRAs are subject to income tax but are not subject to the early withdrawal penalty tax. IRA Owners requesting a redemption of Fund Shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to a penalty tax and, if not, to identify the specific exception upon which the IRA Owner intends to rely. The information provided by the IRA Owner will be reflected on the Form 1099-R issued to the IRA Owner and filed with the Internal Revenue Services in connection with the redemption as well as forming the basis for redemption as a Qualified IRA Redemption. The Fund may require additional evidence, such as the opinion of a certified public accountant or tax attorney, that any particular redemption will not be subject to any penalty tax. IRA Owners should consult their tax advisers regarding the tax consequences of any redemption.

Some of the exceptions to the 10% penalty taxes are described below. This description is intended to provide only a brief summary of the principal exceptions to the additional tax imposed on early withdrawals under the current provisions of the Code, which may change from time to time. The Fund intends to conform the definition of Qualified IRA Redemptions to changes in applicable tax laws; however, the Fund reserves the right to continue to define Qualified IRA Redemptions by reference to Code provisions now in effect or otherwise to define such phrase independently of future Code provisions.

                   Traditional IRAs, SEP-IRAs and Simple IRAs


In general, the 10% penalty tax imposed by section 72(t) of the Code will not apply to the following types of distributions from a Traditional IRA, SEP-IRA or SIMPLE IRA:

1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code;

4. Distributions made to the IRA Owner to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a deduction under section 213 of the Code;

5. Distributions to unemployed individuals to the extent such distributions do not exceed the amount paid for medical insurance as described in section 213(d)(1)(D) of the Code for the IRA Owner, and his or her spouse and dependents;

6. Distributions to an IRA Owner to the extent such distributions do not exceed the qualified higher education expenses, as defined in section 72(t)(7), for the IRA Owner;

7. Distributions to an IRA Owner that are used to acquire a first home, and that meet the definition of "qualified first-time homebuyer distributions" under section 72(t) (8) of the Code; and

8. Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.

                                   Roth IRAs

With respect to a Roth IRA, all "qualified distributions" are excluded from gross income and, therefore, from the 10% penalty tax imposed by section 72(t). In general, qualified distributions from a Roth IRA include:

1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code; and

4. Distributions to an IRA Owner that are used to acquire a first home, and that meet the definition of "qualified first-time homebuyer distributions" under section 72(t) (8) of the Code.

However, a distribution will not be a qualified distribution, even if it otherwise meets the definition, if it is made within the 5-year period beginning with the first taxable year for which the IRA Owner made a contribution to the Roth IRA (or such person's spouse made a contribution to a Roth IRA established for the IRA Owner). Special rules apply with respect to certain types of rollovers.

To the extent a distribution from a Roth IRA is not a qualified distribution, either because it does not meet the definition of a qualified distribution in the first instance, or because it is made within the five-year period described in section 408A(d)(2)(B), the portion of the distribution that represents earnings will be subject to tax in accordance with section 72 of the Code, including the 10% penalty tax imposed under section 72(t). The same exceptions to the penalty tax that apply to Traditional IRAs will apply to nonqualified distributions from Roth IRAs.

In the event of a nonqualified distribution from a Roth IRA, only the earnings in the account are subject to tax; contributions may be recovered tax-free (since no deduction is permitted for such contributions). Section 408A(d) provides that distributions from Roth IRAs are considered to come first from contributions, to the extent that distributions do not exceed the total amount of contributions.

                                  Keogh Plans

In general, the 10% penalty tax imposed by section 72(t) of the Code will not apply to the following types of distributions from a Traditional IRA:

1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code;

4.  Distributions made to the IRA Owner after separation from service after age
    55;

5. Distributions to unemployed individuals to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a deduction under section 213 of the Code;

6. Distributions to an alternate payee (e.g., a former spouse) pursuant to a qualified domestic relations order; and

7. Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.

                                 Education IRAs

Distributions from an education IRA are included in income unless the qualified higher education expenses of the designated beneficiary are equal to or greater than the amount of such distributions. In addition, certain special rules are provided that permit certain rollovers or changes in beneficiaries. Any distribution that is subject to tax under section 530 is also subject to the 10% penalty tax imposed by section 530(d)(4). Thus, in general, any distribution from an education IRA that exceeds the amount of qualified higher education expenses of the designated beneficiary will be subject to the 10% penalty tax.

                            Management Of The Trusts

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or the Portfolio, as the case may be. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolios, their birth dates, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

Trustees of the Trusts and Portfolio

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts

/1/ The "Fund Complex" consists of BT Investment Funds, BT Institutional Funds,
    BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

(U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds/2/; Managing Director, Deutsche Banc Alex. Brown LLC; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

The Board has an Audit Committee that meets with the Trusts' and Portfolio's independent auditors to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

                      Officers Of The Trusts And Portfolio

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Secretary of the Trusts and Portfolio; Director, Deutsche Banc Alex. Brown LLC and Investment Company Capital Corp. since July 1998; Assistant General Counsel, Office of the General Counsel, United States Securities and Exchange Commission from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trusts and Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trusts and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

                           Trustee Compensation Table

Name of Person,                      Aggregate             Aggregate            Total Compensation
Position                           Compensation           Compensation           from Fund Complex
                                   from Trust*+         from Portfolio+         Paid to Trustees**
------------------------------------------------------------------------------------------------------
Charles P. Biggar              N/A                     $1,288                       $43,750
------------------------------------------------------------------------------------------------------
S. Leland Dill                 $17,104                 $1,086                       $43,750
-----------------------------------------------------------------------------------------------------
Martin J. Gruber               N/A                     N/A                          $45,000
-----------------------------------------------------------------------------------------------------
Richard J. Herring             N/A                     N/A                          $43,750
-----------------------------------------------------------------------------------------------------

/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

Kelvin J. Lancaster            $18,567                 N/A                          $27,500
-----------------------------------------------------------------------------------------------------
Bruce E. Langton               N/A                     N/A                          $43,750
-----------------------------------------------------------------------------------------------------
Harry Van Benschoten           N/A                     N/A                          $45,000
-----------------------------------------------------------------------------------------------------
Philip Saunders, Jr.           $17,645                 $1,120                       $45,000
=====================================================================================================

* The aggregate compensation is provided for the BT Investment Funds which is comprised of 16 funds.

+  Information is provided for the Trust's fiscal year ended September 30, 1999.

** Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the fiscal year ended September 30, 1998.

As of December 31, 1999, the Trustees and officers of the Trusts and the Fund owned in the aggregate less than 1% of the shares of any fund or the Trust (all series taken together).

As of December 31, 1999, the following shareholders of record owned 5% or more of the Fund: Inv. Fiduciary Trust Co. Cust. IRA R/O Fred C. Luffey, 102 Channel Run Dr., New Bern, NC 28562-8909 (41%); Inv. Fiduciary Trust Co. IRA A/C Katarina Bagar, 301 West 45th Street, Apt. 17K, New York, NY 10036-3837 (21%); Inv. Fiduciary Trust Co. Cust. IRA R/O Janice A. Mohs, 104 Westminster Blvd., Goose Creek, SC 29445-4872 (12%); Janice A. Mohs, 104 Westminster Blvd. Goose Creek, SC 29445-4872 (6%); Inv. Fiduciary Trust Co. Cust. IRA A/C Marilyn Weisberg, 405 Bayberry Court, Englishtown, NJ 07726-4740; Inv. Fiduciary Trust Co. Cust. IRA A/C Harry W. Weisberg, 405 Bayberry Court, Englishtown, NJ 07726-4740 (6%).

                                 Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser, Bankers Trust Company, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but require compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Fund. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                               Investment Adviser

Bankers Trust is the Portfolio's investment adviser. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

For the period December 23, 1998 (commencement of operations) to September 30, 1999, Bankers Trust earned $64,673 for compensation of investment advisory services provided to the Portfolio. For the same period, Bankers Trust reimbursed $42,363 to the Portfolio to cover expenses.

At a special meeting held in 1999, shareholders of the Portfolio approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management Inc.'s responsibilities, at Deutsche Asset Management Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the special meeting. Deutsche Asset Management, Inc. is an indirect wholly owned subsidiary of Deutsche Bank.

                                 Administrator

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the period December 23, 1999 (commencement of operations) to September 30, 1999, Bankers Trust earned $170 as compensation for administrative and other services provided to the Fund. During the same period, Bankers Trust reimbursed $169 to the Fund to cover expenses. For the period December 23, 1999 to September 30, 1999, Bankers Trust earned $4,620 for administrative and other services provided to the Portfolio. During the same period, Bankers Trust reimbursed $3,026 to the Portfolio to cover expenses.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                  Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker-dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                 Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreements with the Trusts and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trusts executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreement and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                        Counsel and Independent Auditors

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trusts. Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, acts as independent auditors of the Fund and the Portfolio.

                           Organization of The Trust

BT Investment Funds was organized on July 21, 1986, under the name BT Tax-Free Investment Trust, and assumed its current name on May 16, 1988. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trusts may create and issue additional series of shares. Each Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever a Trust is requested to vote on matters pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, which if made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of its respective Fund and, at the meeting of the investors in the Portfolio, the Trust will cast all of its votes in the same proportion as votes in all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

                                    Taxation

                              Taxation Of The Fund

The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To qualify for that treatment, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (the "Income Requirement"), (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), and (c) distribute for each taxable year at least 90% of its investment company taxable income (generally consisting of interest, dividends and the excess of net short-term capital gain over net long-term capital loss).

The Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus any undistributed amount from the prior year.

The Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a regulated investment company. See the next section for a discussion of the tax consequences to the Fund of hedging transactions engaged in by the Portfolio.

                           Taxation Of The Portfolio

The Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, the Portfolio will not be subject to federal income tax. Instead, the Fund and other investors in the Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio's income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio also will not be subject to state income or franchise tax.

Because, as noted above, the Fund will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a regulated investment company, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.

Distributions received by the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that
(a) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio prior to the distribution,
(b) income or gain will be realized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (c) gain or loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (i) the amount of any cash and the basis of any property distributed from the Portfolio to the Fund and (ii) the Fund's share of the Portfolio's losses, if any.

The Portfolio's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses it realizes in connection therewith. Gains from options and futures contracts derived by the Portfolio with respect to its business of investing in securities will qualify as permissible income for the Fund under the Income Requirement.

Certain futures and foreign currency contracts in which the Portfolio may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by the Portfolio at the end of each taxable year, other than contracts subject to a "mixed straddle" election made by the Portfolio, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the 4% excise tax mentioned previously.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle; in addition, these rules may apply to postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Portfolio makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of straddle transactions are not entirely clear.

If the Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund will be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. The investment by the Fund in the Portfolio should not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

If the Fund fails to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

                           Foreign Withholding Taxes

Income received and gains realized by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by those countries that would reduce the yield and/or total return on its securities.
Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

                                    APPENDIX

Description Of Moody's Corporate Bond Ratings:

Aaa- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description Of S&P's Corporate Bond Ratings:

AAA- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps' Long-Term Debt Ratings:

-------------------------------------------------------------------------------
AAA               Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
-------------------------------------------------------------------------------
AA+, AA, AA-      High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of
                  economic conditions.
-------------------------------------------------------------------------------
A+, A, A-         Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
-------------------------------------------------------------------------------
BBB+, BBB, BBB-   Below-average protection factors but still considered
                  sufficient for prudent investment. Considerable variability in risk during economic cycles.
--------------------------------------------------------------------------------
BB+, BB, BB-      Below investment grade but deemed likely to meet obligation when due. Present or prospective financial protection factors fluctuate according to industry conditions or company
                  fortunes. Overall quality may move up or down frequently
                  within this category.
-------------------------------------------------------------------------------
B+, B, B-         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry
                  conditions and/or company fortunes. Potential exists for
                  frequent changes in the rating within this category or into a higher or lower rating grade.
-------------------------------------------------------------------------------
CCC               Well below investment-grade securities. Considerable
                  uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry
                  conditions, and/or with unfavorable company developments.
-------------------------------------------------------------------------------
DD                Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
-------------------------------------------------------------------------------
DP                Preferred stock with dividend arrearages.
===============================================================================

Description Of Moody's Short-Term Debt Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description Of S&P Short-Term Issuer Credit Ratings:

A-1      An obligor rated `A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2      An obligor rated `A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3      An obligor rated `A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description Of Duff & Phelps' Commercial Paper Ratings:

D-1+      Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

D-1      Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-      High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

D-2      Good certainty of timely payment.  Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3      Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Description Of Moody's Insurance Financial Strength Ratings:

Aaa. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba. Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B. Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa. Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca. Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C. Insurance companies rated C are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Description Of S&P Claims Paying Ability Rating Definitions:

Secure Range:  AAA to BBB

"AAA"   Superior financial security on an absolute and relative basis.  Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

"AA" Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

"A" Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

"BBB" Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Vulnerable Range:  BB to CCC

"BB" Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

"B" Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

"CCC" Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

"R" Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The "R" rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' CLAIMS PAYING ABILITY RATINGS:
--------------------------------------------

AAA        Highest claims paying ability.  Risk factors are negligible.
-------------------------------------------------------------------------------
AA+        Very high claims paying ability.  Protection factors are strong.
AA         Risk is modest, but may vary slightly over time due to economic
AA-        and/or underwriting conditions.
-------------------------------------------------------------------------------
A+         High claims paying ability.  Protection factors are average and
A          there is an expectation of variability in risk over time due to
A-         economic and/or underwriting conditions.
-------------------------------------------------------------------------------
BBB+       Adequate claims paying ability.  Protection factors are adequate.
           There is

BBB        considerable variability in risk over time due to economic
BBB-       and/or underwriting conditions.
--------------------------------------------------------------------------------
BB+        Uncertain claims paying ability and less than investment grade
BB         quality.  However, the company is deemed likely to meet these
BB- obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.
--------------------------------------------------------------------------------
B+         Possessing risk that policyholder and contractholder obligations
B          will not be paid when due.  Protection factors will vary widely
B-         with changes in economic and underwriting conditions or company fortunes.
--------------------------------------------------------------------------------
CCC There is substantial risk that policyholder and contractholder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.
--------------------------------------------------------------------------------
DD         Company is under an order of liquidation.
================================================================================

Investment Adviser of the Portfolio and Administrator
BANKERS TRUST COMPANY

Distributor
ICC DISTRIBUTORS, INC.

Custodian and Transfer Agent
BANKERS TRUST COMPANY

Independent Auditors
ERNST & YOUNG LLP

Counsel
WILLKIE FARR & GALLAGHER

                              ____________________

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAI or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                              ____________________
CUSIP #055922660

8155AI (1/00)

                                                                  DRAFT 01/21/00

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                               January 31,  2000

BT Investment Funds
                                                                Investment Class
Mid Cap
formerly Capital Appreciation Fund

Small Cap

BT Investment Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds. The shares of the following funds - Mid Cap -- Investment Class and Small Cap -- Investment Class (each, a "Fund" and together the "Funds") - are described herein. Each of the Funds is a separate series of the Trust.

Unlike other mutual funds, the Trust seeks to achieve the investment objectives of each Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company having the same investment objectives as the Fund. These investment companies (or a series thereof) are, respectively, Capital Appreciation Portfolio and Small Cap Portfolio (each a "Portfolio" and collectively the "Portfolios"). The Small Cap Portfolio is a subtrust of BT Investment Portfolios.

Shares of the Funds are sold by ICC Distributors, Inc. ("ICC"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' investment adviser (the "Adviser"), and to clients and customers of other organizations. As appropriate, references to the adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility of a Portfolio.

The Trust's Prospectuses for each Fund are each dated January 31, 2000. The Prospectuses provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with that Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with Bankers Trust). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust's Prospectuses. The financial statements for each Fund and the corresponding Portfolio for the fiscal year ended September 30, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1999. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.

                             BANKERS TRUST COMPANY
            Investment Adviser and Administrator of the Portfolios

                            ICC DISTRIBUTORS, INC.
                                  Distributor
                              Two Portland Square
                             Portland, Maine 04101
                                1-800-730-1313

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..........................    4
 Investment Objectives....................................................    4
 Investment Policies......................................................    4
 Futures Contracts and Options on Futures Contracts.......................   17
 Additional Risk Factors..................................................   20
 Portfolio Turnover.......................................................   24
 Investment Restrictions..................................................   24
 Portfolio Transactions and Brokerage Commissions.........................   28
PERFORMANCE INFORMATION...................................................   30
 Standard Performance Information.........................................   30
 Comparison of Fund Performance...........................................   31
 Economic and Market Information..........................................   31
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND................   32
 Purchase of Shares.......................................................   33
 Redemption of Shares.....................................................   34
 Redemptions and Purchases In-Kind........................................   35
 Trading in Foreign Securities............................................   36
MANAGEMENT OF THE TRUST AND THE PORTFOLIOS................................   36
 Trustees of the Trust and Portfolios.....................................   37
 Officers of the Trusts and Portfolio.....................................   39
 Trustee Compensation Table...............................................   40
 Code of Ethics...........................................................   41
 Investment Adviser.......................................................   41
 Administrator............................................................   42
 Distributor..............................................................   43
 Service Agent............................................................   44
 Custodian and Transfer Agent.............................................   44
 Banking Regulatory Matters...............................................   44
 Counsel and Independent Accountants......................................   45
ORGANIZATION OF THE TRUST.................................................   45
TAXATION..................................................................   47
 Dividends and Distributions..............................................   47
 Taxation of the Funds....................................................   47
 Foreign Securities.......................................................   48
 Taxation of the Portfolios...............................................   49
 Sale of Shares...........................................................   49
 Foreign Withholding Taxes................................................   50
 Backup Withholding.......................................................   50
 Foreign Shareholders.....................................................   50
 Other Taxation...........................................................   50
FINANCIAL STATEMENTS......................................................   50
APPENDIX..................................................................   51

               Investment Objectives, Policies And Restrictions

                             Investment Objectives

Mid Cap -- Investment Class's investment objective is long-term capital growth. Small Cap -- Investment Class's investment objective is long-term capital growth. The production of any current income is secondary to each Fund's investment objective and there can, of course, be no assurance that either Fund will achieve its investment objective.

                              Investment Policies

Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio, which has the same investment objective as the Fund. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

Equity Securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt Securities. Although not a principal investment, each Portfolio may invest in debt securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality foreign government debt securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Portfolio. The Adviser expects, however, that generally the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

ADRs, GDRs and EDRs. American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), and European Depository Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Zero Coupon Bonds. Zero coupon bonds are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon bonds move in the same direction as interest rates.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. Each Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments.

Lending of Portfolio Securities. The Portfolio is permitted to lend up to 30% of the total value of its securities. The Portfolio will not lend securities to bankers Trust, ICC Distributors or their affiliates. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted toward the Portfolio's borrowing restrictions.

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted below under "Short-Term Instruments," are limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act") (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Short-Term Instruments. Each Portfolio intends to stay invested in the securities described herein to the extent practical in light of its objective and long-term investment perspective. However, each Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. When either Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of U.S. and non-U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

Lending of Portfolio Securities. Each Portfolio has the authority to lend up to 30% of the total value of its securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. Neither Portfolio will lend securities to the Adviser, ICC Distributors or their affiliates. By lending its securities, each Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee interest paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. During the term of the loan, each Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive substitute payments in respect of all dividends, interest or other distributions on the loaned securities, and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities. In accordance with approval received from the SEC, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as each Portfolio's lending agent and may share in revenue received from the securities lending transactions as compensation for this service.

Derivatives. Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of a Portfolio and when consistent with a Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Currency Exchange Contracts. Because each Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, a Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward foreign currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Each Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

Each Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Portfolio pays brokerage commissions or spreads in connection with its options transactions.

Options on Securities. A Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. Each Portfolio may also write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition a Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by either portfolio is covered when, among other things, cash or securities acceptable to the broker are place in a segregated account to fulfill the obligations undertaken.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees. The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions." Unless the Trustees conclude otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limitation on investment in illiquid securities.

Options on Securities Indices. In addition to options on securities, each Portfolio may also purchase and write (sell) call and put options on domestic and foreign stock exchanges, in lieu of direct investment in the underlying securities for hedging purposes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

              Futures Contracts and Options on Futures Contracts

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and clear through their clearing corporations. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government.

Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. For example, when a Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the price of debt securities and to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency of foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of intended portfolio securities which are the same as or correlate with the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Securities Indices. Each Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique is designed as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

In general, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of the market trends which may result in poorer overall performance than if a futures contract had not been entered into. Futures may fail as hedging techniques in cases where the price movements of the securities underlying the futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in futures depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. The Portfolio will likely be unable to control losses by closing its position where a liquid secondary market does not exist.

Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Investment Restriction on Futures Transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the net assets of the Portfolio.

                            Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Investing in Foreign Securities. Each Portfolio will, under normal market conditions, invest a significant portion of its assets in foreign securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition or (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations, Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position;

it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the Untied States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Medium- and Small-Capitalization Stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings is included in the Appendix herein.

                              Portfolio Turnover

The portfolio turnover rates for Portfolios for the fiscal years ended September 30, 1999, 1998 and 1997, respectively, were as follows: Capital Appreciation Portfolio--155%, 145% and 167%; Small Cap Portfolio--159%, 182% and 188%.

These rates will vary from year to year. High turnover rates increase transaction costs and may increase investable capital gains. The Adviser considers these effects when evaluating the anticipated benefits of short-term investing.

                            Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

No Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

     (1)  borrow money or mortgage or hypothecate assets of the Portfolio
     (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money (but only as a temporary measure for extraordinary or emergency purposes in the case of the Small Cap Portfolio (Fund) and Capital Appreciation Portfolio (Fund) and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolios may not engage in dollar-roll transactions);

     (2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     (7) with respect to 75% of each (Portfolio's) Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

     Additional Restrictions. The following are nonfundamental policies of the Funds and the Portfolios. In order to comply with certain statutes and policies, each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

     (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (iv) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Portfolio (Fund) contemporaneously owns or where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolios (Funds) currently do not engage in short selling);

     (v) invest for the purpose of exercising control or management of another company;

     (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
     (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

     (vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid).

     (viii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written);

     (ix) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

     There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

               Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended September 30, 1999, 1998, and 1997, Capital Appreciation Portfolio paid brokerage commissions in the amount of $84,395, $114,917, and $774,242 respectively.

For the fiscal years ended September 30, 1999, 1998, and 1997, the Small Cap Portfolio paid brokerage commissions in the amount of $294,222, $657,321, and $344,478, respectively.

                            PERFORMANCE INFORMATION

                       Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. For mutual funds performance is commonly measured as total return. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

     Total Return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

======================================================================================================
                    Annualized Total     Annualized Total   Annualized Total     Cumulative Total
                    Return for the One   Return for the     Return from          Return from
                    Year Period ended    Five Year Period   Commencement of      Commencement of
                    September 30, 1999   ended September    Operations through   Operations through
                                         30, 1999           September 30, 1999   September 30, 1999
------------------------------------------------------------------------------------------------------
Mid Cap
Fund(1)                   47.05%               19.19%               17.14%              182.35%
------------------------------------------------------------------------------------------------------
Small Cap --
Investment
Class (2)                 46.52%               20.06%               19.58%              189.31%
======================================================================================================

(1) Fund commenced operations on March 9, 1993.
(2) Fund commenced operations on October 21, 1993.

     Performance Results: Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                        Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following: Asian
                                                                          -----
Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger
-------------------  --------  -------------  -----------------------------
Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune,
--------  ---------------  ---------------  ---------------  ------  -------
Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual
---------------  ----------------  -----------------------------------------
Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal
-------------------------  -----  ----------------  --------------  --------
Investing News, Personal Investor, Success, U.S. News and World Report,
--------------  -----------------  -------  --------------------------
ValueLine, Wall Street Journal, Weisenberger Investment Companies Services,
---------  -------------------  ------------------------------------------
Working Women and Worth.
-------------     -----

                        Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

          Valuation Of Securities; Redemptions And Purchases In-Kind

The net asset value ("NAV") per share is calculated once on each day the New York Stock Exchange ("NYSE") is open ("Valuation Day") as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

     type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                              Purchase of Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through financial intermediaries, such as broker-dealers and investment advisers (including Service Agents).

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order. Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date +
1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and the Adviser have authorized one or more Service Agents to accept on the Trust's behalf purchase and redemption orders. Such Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Service Agent or the Service Agent's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through a Service Agent, it is the responsibility of the Service Agent to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent or the Trust may on at least 30 days' notice involuntarily redeem a shareholder's account with a Fund having a balance below the minimum, but not if an account is below the minimum due to change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Fund Complex, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.
To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     .    Your account registration has changed within the last 30 days,

     . The check is being mailed to a different address than the one on your account (record address),

     . The check is being made payable to someone other than the account owner,

     . The redemption proceeds are being transferred to a Fund account with a different registration, or

     . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                       Redemptions and Purchases In-Kind

The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in- kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in-kind and therefore shareholders of the Fund that receive redemptions in-kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Each Fund and Portfolio reserves the right to redeem all of its shares, if the Funds' and/or Portfolios' Board of Trustees vote to liquidate and terminate the Fund or Portfolio.

                         Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                  Management Of The Trust And The Portfolios

The Trust and each Portfolio are governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons"

(as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trust and Portfolios, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                     Trustees of the Trust and Portfolios

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco2. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Managing Director, Deutsche

_______________________

/1/ The "BT Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

Asset Management; Director, Flag Investors Funds/2/; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

 .    "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr.
     Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.


______________________

/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

The Board has an Audit Committee that meets with the Trusts' and Portfolio's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

                     Officers of the Trusts and Portfolio

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Director, Deutsche Asset Management since 1999; Director, Deutsche Banc Alex.Brown LLC and Investment Company Capital Corporation, 1998-99; Secretary of the Trusts and Portfolio since 1998; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission, 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trusts and Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trusts and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.


_____________________

/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc

                         Trustee Compensation Table/5/




===============================================================================================
                            Aggregate              Aggregate               Total Compensation
                            Compensation           Compensation            From
Trustee                     from Trust*            from Portfolios**       Fund Complex***
-----------------------------------------------------------------------------------------------
Charles P. Biggar           N/A                    $1,288                  $43,750
-----------------------------------------------------------------------------------------------
S. Leland Dill              $17,104                $1,086                  $43,750
-----------------------------------------------------------------------------------------------
Martin J. Gruber            N/A                    N/A                     $45,000
-----------------------------------------------------------------------------------------------
Richard J. Herring          N/A                    N/A                     $43,750
-----------------------------------------------------------------------------------------------
Kevin Lancaster             $18,567                N/A                     $27,500
-----------------------------------------------------------------------------------------------
Bruce E. Langton            N/A                    N/A                     $43,750
-----------------------------------------------------------------------------------------------
Philip Saunders, Jr.        $17,645                $1,120                  $45,000
-----------------------------------------------------------------------------------------------
Harry Van Benschoten        N/A                    N/A                     $45,000
===============================================================================================

*The provided is for the BT Investment Funds, which is comprised of 17 funds, for the year ended September 30, 1999.

**Information provided is for the Capital Appreciation Portfolio and BT Investment Portfolios, which is comprised of 13 funds, for the year ended September 30, 1999.

***Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio for the year ended December 31, 1999.

Bankers Trust reimbursed the Funds and Portfolios for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

As of December 31, 1999, the Trustees and Officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31, 1999, the following shareholders of record owned 5% or more of the outstanding voting shares of Small Cap -- Investment Class: Bankers Trust Company as Trustee for Westinghouse Savannah River/Betchel, Savannah River Inc. Savings and Investment Plan, 34 Exchange Place MS 3064, Jersey City, NJ 07302-3885 (30%); Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, 101 Montgomery Street, 333-8, San Francisco, CA 94104 (5%).

______________________

/5/ Mssrs. Gruber, Herring, Langton and Van Benschoten were elected to the Board of Trustees on October 8, 1999; therefore, they did not receive any compensation from the Trust in the last fiscal year.

As of December 31, 1999, the following shareholders of record owned 5% or more of the outstanding voting shares of Mid Cap -- Investment Class: Bankers Trust Company FBO 224535040, P.O. Box 9005, Church Street Station, New York, NY 10008 (5%).

                                Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser, Bankers Trust Company, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Fund. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                               Investment Adviser

Bankers Trust is the Portfolio's investment adviser. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Bankers Trust Company, may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased, Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers

Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates, In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates, Also, in dealing with its customers, Bankers Trust, its parent , subsidiaries, and alliliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate

For the fiscal years ended September 30, 1999, 1998, and 1997, Bankers Trust accrued $158,218, $252,946, and $340,261, respectively, in compensation for investment advisory services provided to Capital Appreciation Portfolio. During the same periods, Bankers Trust reimbursed $75,800, $101,826, and $109,433, respectively, to the Portfolio to cover expenses.

For the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust accrued $1,290,625, $1,520,784, and $1,278,294, respectively, in compensation for investment advisory services provided to Small Cap Portfolio. During the same periods, Bankers Trust reimbursed $309,133, $387,616, and $325,723, respectively, to the Portfolio to cover expenses.

At a Special Meeting held in 1999, shareholders of the Portfolio also approved a new investment advisory agreement with Deutsche Asset Management, Inc. ("Deutsche Asset Management, Inc.") (formerly Morgan Grenfell, Inc.). The new investment advisory agreement with Deutsche Asset Management, Inc. may be implemented within two years of the date of the Special Meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the Special Meeting. Deutsche Asset Management, Inc. is a subsidiary of Deutsche Asset Management Ltd., a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank.

                                 Administrator

Under its Administration and Services Agreement with the Trust, the Adviser calculates the net asset value of the Funds and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay the Adviser a fee, accrued daily and paid monthly, equal on an annual basis to 0.65% of the average daily net assets of each Fund for its then-current fiscal year.

Under an Administration and Services Agreement with the Portfolio, the Adviser calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.10% of each Portfolio's average daily net assets for its then-current fiscal year. Under the Administration and Services Agreement, the Adviser may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at the Adviser's expense.

Under the administration and services agreements, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. The Adviser will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years ended September 30, 1999, 1998, and 1997, Bankers Trust accrued $162,423, $252,297, and $338,831, respectively, in compensation for administrative and other services provided to Mid Cap -- Investment Class. During the same periods, Bankers Trust reimbursed $79,572, $48,662, and $41,894, respectively, to cover expenses. For the same periods, Bankers Trust received $24,963, $38,915, and $52,348, respectively, in compensation for administrative and other services provided to Capital Appreciation Portfolio.



For the fiscal years ended September 30, 1999, 1998, and 1997 , Bankers Trust accrued $1,327,846, $1,518,290, and $1,273,452, respectively, in compensation for administrative and other services provided to Small Cap -- Investment Class. During the same periods, Bankers Trust reimbursed $105,550, $61,829, and $50,637, respectively, to cover expenses. For the same periods, Bankers Trust received $204,425, $233,967, and $196,661, respectively, in compensation for administrative and other services provided to Small Cap Portfolio.

                                  Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker-dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                 Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                         Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza) , New York, New York, 10006, serves as Custodian for the Trust and for each Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Funds and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers

Trust from continuing to perform those services for the Trust and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                      Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and each Portfolio. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, MD 21201 acts as Independent Accountants of the Trust and each Portfolio.

                           Organization Of The Trust

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. BT Investment Portfolios is a New York master trust fund. The Capital Appreciation Portfolio is a New York trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 20 separate series, including the Funds, and BT Investment Portfolios currently consist of 16 separate subtrusts, including the Portfolios. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series. The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of each Fund.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of each Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of each Fund are not entitled to vote on trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

The Declaration of Trust of BT Investment Portfolios provide that each Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the corresponding Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the

Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                                   Taxation

Dividends and Distributions

Each Fund distributes substantially all of its net income and capital gains to shareholders each year. Each Fund distributes capital gains annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under Subchapter M of the Code. Provided each Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from each Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Each Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31. Each Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, each Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                             Taxation of the Funds

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

                              Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), the corresponding Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the corresponding Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                          Taxation of the Portfolios

The Portfolios are not subject to Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by a Fund from the corresponding Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the corresponding Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

                           Foreign Withholding Taxes

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                              Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                             Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by each Fund in the corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

Each Portfolio is a subtrust of BT Investment Portfolios, which is organized as a New York master trust fund. No Portfolio is subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                             Financial Statements

The financial statements for each Fund and Portfolio for the period ended September 30, 1999, are incorporated herein by reference to the Annual Report to shareholders for each Fund and Portfolio dated September 30, 1999. A copy of a Fund's and corresponding Portfolio's Annual Report may be obtained without charge by contacting the respective Fund.

                                   APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

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

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P Commercial Paper Ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's Commercial Paper Ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

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

Description of Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                JANUARY 31, 2000


Investment Adviser and Administrator of each Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME 04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIPs:   055922819
          055922769
465/498SA1 (1/00)

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                January 31, 2000

BT Investment Funds

International Equity

BT Investment Funds (the "Trust") is an open-end management investment company (mutual fund) which consists of a number of separate investment funds. The International Equity (the "Fund") is described herein.

Unlike other mutual funds, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company having the same investment objectives as the Fund. The investment company (or a series thereof) is the International Equity Portfolio (the "Portfolio").

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio' investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility for the Portfolio.

The Trust's Prospectus for the Fund is dated January 31, 2000. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Bankers Trust Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with Bankers Trust). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust's Prospectus. The financial statements for the Fund and the corresponding Portfolio for the year ended September 30, 1999, and fiscal period ended October 31, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund and the Portfolio dated September 30, 1999 and October 31, 1999. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.

                             BANKERS TRUST COMPANY
             Investment Adviser of the Portfolio and Administrator

                             ICC DISTRIBUTORS, INC.
                                  Distributor
                              Two Portland Square
                             Portland, Maine 04101
                                 (800) 730-1313

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................   5
 Investment Objectives.....................................................   5
 Investment Policies.......................................................   5
 Futures Contracts and Options on Futures Contracts........................  16
 Additional Risk Factors...................................................  20
 Investment Restrictions...................................................  24
 Portfolio Transactions and Brokerage Commissions..........................  28
PERFORMANCE INFORMATION....................................................  30
 Standard Performance Information..........................................  30
 Comparison of Fund Performance............................................  31
 Economic and Market Information...........................................  31
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND.................  32
 Valuation of Securities...................................................  32
 Purchases of Shares.......................................................  33
 Additional Information about Buying Shares................................  31
 Redemption of Shares......................................................  33
 Additional Information about Selling Shares...............................  32
 Investor Services.........................................................  32
 Information Services......................................................  32
 Exchange Privilege........................................................  33
 Systematic Programs.......................................................  33
 Redemptions and Purchases In-Kind.........................................  35
 Trading in Foreign Securities.............................................  36
MANAGEMENT OF THE TRUST AND THE PORTFOLIO..................................  36
 Trustees of the Trust and Portfolio.......................................  37
 Officers of the Trusts and Portfolio......................................  38
 Trustee Compensation Table................................................  39
 Code of Ethics............................................................  40
 Investment Adviser........................................................  41
 Administrator.............................................................  41
 Distributor...............................................................  42
 Service Agent.............................................................  42
 Custodian and Transfer Agent..............................................  43
 Banking Regulatory Matters................................................  43
 Counsel and Independent Accountants.......................................  43
ORGANIZATION OF THE TRUST..................................................  44
TAXATION...................................................................  46
 Dividends and Distributions...............................................  46
 Taxation of the Funds.....................................................  46
 Foreign Securities........................................................  47
 Taxation of the Portfolio.................................................  48
 Sale of Shares............................................................  48

 Foreign Withholding Taxes.................................................  49
 Backup Withholding........................................................  49
 Foreign Shareholders......................................................  49
 Other Taxation............................................................  49
FINANCIAL STATEMENTS.......................................................  49
APPENDIX...................................................................  50

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             Investment Objectives

International Equity's investment objective is long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies based primarily in developed countries outside the United States. There can, of course, be no assurance that the Fund will achieve its investment objective.

                              Investment Policies

The Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio, which has the same investment objective as the Fund. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of the Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Under normal circumstances, the Portfolio invests at least 65% of the value of its total assets in stocks and other securities with equity characteristics of companies primarily based in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Adviser believes to be an acceptable degree of risk in anticipation of superior returns.

The Portfolio's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments" below.

Equity Investments. The Portfolio invests primarily in common stocks and other securities with equity characteristics. For purposes of the Portfolio's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investment in restricted or unlisted securities.

ADRs, GDRs and EDRs. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

Short-Term Instruments. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 35% of the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. In addition, when in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets, up to 100% of the Portfolio's assets may be invested in such short-term instruments. Short-term instruments consist of U.S. and non U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Group ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of comparable quality in the opinion of Bankers Trust; (iii) commercial paper;
(iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Bankers Trust, as the Portfolio's Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of

1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under the SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities.

Bankers Trust will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the

Portfolio until settlement takes place. The Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Portfolio will not lend securities to Bankers Trust, ICC Distributors or their affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 % cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased or lent had changed, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the Investment Company Act of 1940, as amended ("1940 Act").

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies may also be made for other purposes, such as noted herein under "Short-Term Instruments", and are limited in amount by the 1940 Act, (unless permitted to exceed these limitations by an exemptive order of the SEC, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Options on Securities. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Portfolio is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities, which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees. The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions." Unless the Trustees conclude otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limitation on investment in illiquid securities.

Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Foreign Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Currency Exchange Transactions. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC,") the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate over-the-counter options ("OTC Options") may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limit on illiquid securities.

Futures Contracts and Options on Futures Contracts.

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Domestic and Foreign Securities Indices. Each Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Investment Restrictions on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                            Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Foreign Securities. The Portfolio will, under normal market conditions, invest a significant portion of its assets in foreign securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "In-Kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution In-Kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.

                            Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. These are non-fundamental policies. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the

Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) invest for the purpose of exercising control or management of another company;

(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

(vi) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or are not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid).

(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities that are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the period October 1, 1999 to October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, International Equity Portfolio paid brokerage commissions in the amount of $786,401, $16,407,135, $6,083,270, and $1,733,727, respectively.

For the fiscal year ended September 30, 1999, International Equity Portfolio paid brokerage commissions in the amount of $1,095,780 to Deutsche Morgan Grenfell, an affiliate of the Portfolio. This represents 7% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.52% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1999, International Equity Portfolio paid brokerage commissions in the amount of $174,736 to Deutsche Bank Alex. Brown, an affiliate of the Portfolio. This represents 1% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.06% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1998, International Equity Portfolio paid brokerage commissions in the amount of $71,066 to Deutsche Bank Alex. Brown. This represents 1% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.02% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the period October 1, 1999 to October 31, 1999 and for the fiscal year ended September 30, 1997, the Portfolio did not pay any brokerage commissions to affiliates.

                            PERFORMANCE INFORMATION

                        Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. For mutual funds, performance is commonly measured as total return. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Total return: Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

====================================================================================================
                    Annualized Total     Annualized Total     Annualized Total     Cumulative Total
                   Return for the One     Return for the         Return from          Return from
                    Year Period ended    Five Year Period      Commencement of      Commencement of
                    October 31, 1999     ended October 31,   Operations through   Operations through
                                               1999           October 31, 1999     October 31, 1999
----------------------------------------------------------------------------------------------------
International           15.41%                14.88%               15.94%              191.75%
 Equity(1)
====================================================================================================

(1) International Equity commenced operations on August 4, 1992.

Performance Results: Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized
mutual fund statistical services.   Evaluations of a Fund's performance made by
independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following: Asian
                                                                          -----
Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger
-------------------  --------  -------------  -----------------------------
Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune,
--------  ---------------  ---------------  ---------------  ------  -------
Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual
---------------  ----------------  -----------------------------------------
Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal
-------------------------  -----  ----------------  --------------  --------
Investing News, Personal Investor, Success, U.S. News and World Report,
--------------  -----------------  -------  --------------------------
ValueLine, Wall Street Journal, Weisenberger Investment Companies Services,
---------  -------------------  ------------------------------------------
Working Women and Worth.
-------------     -----

                        Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").


           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND

                            Valuation of Securities

The net asset value ("NAV") per share is calculated once on each day the NYSE is open ("Valuation Day") as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing ("Valuation Time"). The NAV per share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Portfolio's Board of Trustees believes accurately reflects fair value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                              Purchases of Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Service Agents.

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more financial intermediaries to accept on the Trust's behalf purchase and redemption orders. Such financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Service Agent or the Service Agent's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through a financial intermediary, it is the responsibility of the financial intermediary to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent or the Trust may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management mutual funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     .    Your account registration has changed within the last 30 days,

     . The check is being mailed to a different address than the one on your account (record address),

     . The check is being made payable to someone other than the account owner,

     . The redemption proceeds are being transferred to a Fund account with a different registration, or

     . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                       Redemptions and Purchases In-Kind

The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in-kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in-kind to the corresponding Fund whenever the Fund wishes to make a redemption in-kind and therefore shareholders of the Fund that receive redemptions in-kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem In-Kind or unless requested by the Fund.

Each investor in the Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Fund and the Portfolio each reserve the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or Portfolio.

                         Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                   MANAGEMENT OF THE TRUST AND THE PORTFOLIO

The Trust and the Portfolio are governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolio, up to and including creating separate boards of trustees.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolio and review the Funds' performance.

The Trustees and officers of the Trust and Portfolio, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                      Trustees of the Trust and Portfolio

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds/2/; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

_______________________________
/1/ The "Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

The Board has an Audit Committee that meets with the Trusts' and Portfolio's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

                      Officers of the Trusts and Portfolio

DANIEL O. HIRSCH (birth date: March 27, 1954) --Director, Deutsche Asset Management since 1999; Director, Deutsche Banc Alex.Brown LLC and Investment Company Capital Corporation, 1998-99; Secretary of the Trusts and Portfolio since 1998; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission,

________________________________
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trusts and Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trusts and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

Trustee Compensation Table

========================================================================================
                         Aggregate           Aggregate                Total Compensation
                         Compensation        Compensation             from
       Trustee           from Trust*         from Portfolio**         Fund Complex***
----------------------------------------------------------------------------------------
Charles P. Biggar        N/A                 $1,288                   $43,750
----------------------------------------------------------------------------------------
S. Leland Dill           $17,104             $1,086                   $43,750
----------------------------------------------------------------------------------------
Martin Gruber            N/A                 N/A                      $45,000
----------------------------------------------------------------------------------------
Richard J. Herring       N/A                 N/A                      $43,750
----------------------------------------------------------------------------------------
Kelvin Lancaster         $18,567             N/A                      $27,500
----------------------------------------------------------------------------------------
Bruce E. Langton         N/A                 N/A                      $43,750
----------------------------------------------------------------------------------------
Philip Saunders, Jr.     $17,645             $1,120                   $45,000
----------------------------------------------------------------------------------------
Harry Van Benschoten     N/A                 N/A                      $45,000
========================================================================================

*The information provided is for the BT Investment Funds, which is comprised of 17 funds, for the year ended October 31, 1999.

**The information provided is for International Equity Portfolio and BT Investment Portfolios, which is comprised of 13 funds, for the year ended October 31, 1999.

***Aggregated information is furnished for the Fund Complex which consists of the following:

___________________________________
/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc

BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio for the year ended December 31, 1999.

Bankers Trust reimbursed the Funds and Portfolio for a portion of their Trustees
fees for the period above.   See "Investment Adviser" and "Administrator" below.

As of December 31, 1999, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31, 1999, the following shareholders of record owned 5% or more
of the outstanding voting  shares  of   International  Equity  Fund: Charles
Schwab & Co., Omnibus Account Reinvest, Attn.: Mutual Fund Account Management Team, 101 Montgomery Street, 333-B, San Francisco, CA 94104 (33%); National Financial Services Corp. for the exclusive benefit of their customers, Attn:
Mutual Funds, P.O. Box 3908, Church Street Station, New York, NY 10008-3908
(13%).

                                 Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser, Bankers Trust Company, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but require compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Fund. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                               Investment Adviser

Bankers Trust is the Portfolio's investment adviser. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Bankers Trust Company, may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased, Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates, In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates, Also, in dealing with its customers, Bankers Trust, its parent , subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate

For the period October 1, 1999 to October 31, 1999, and for the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust accrued $1,609,018, $16,908,174, $8,493,173 and $2,060,310, respectively, in compensation for investment advisory services provided to International Equity Portfolio. During the same periods, Bankers Trust reimbursed $313,923, $2,574,517, $1,959,180, and $529,390, respectively, to the Portfolio to cover expenses.

At a special meeting held in 1999, shareholders of the Portfolio also approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the special meeting. Deutsche Asset Management, Inc. is an indirect wholly owned subsidiary of Deutsche Bank.

                                 Administrator

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio.

Bankers Trust will generally assist in all aspects of the Funds' and Portfolio' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the period October 1, 1999 to October 31, 1999, and for the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust accrued $1,352,481, $14,725,503, $7,950,217, and $2,601,064, respectively, in compensation for administrative and other services provided to International Equity. During the same periods, Bankers Trust reimbursed $104,676, $1,056,985, $487,694, and $49,137, respectively, to cover expenses. For the same periods, Bankers Trust received $373,616, $3,932,321, $1,959,963, and $475,456, respectively, in compensation for administrative and other services provided to International Equity Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

                                  Distributor

ICC Distributors is the principal distributor for shares of the Funds. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                 Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                         Custodian and Transfer Agent


Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York, 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreements and other activities for the Funds and the Portfolio described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                      Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, acts as Independent Accountants of the Trust and the Portfolio.

                           Organization of the Trust

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Trust is an entity commonly known as a "Massachusetts business trust." The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. BT Investment Portfolios is a New York master trust fund. The International Equity Portfolio is a New York trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 20 separate series, including the Funds, and BT Investment Portfolios currently consist of 16 separate subtrusts, including the Portfolio other than the International Equity Portfolio. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series. The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of the Fund.

The Trust or the Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve the Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Declarations of Trust of BT Investment Portfolios and the International Equity Portfolio provide that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the corresponding Portfolio.

Each series in the Trust will not be involved in any vote involving the Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                                    TAXATION

                          Dividends and Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                             Taxation of the Funds

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund's shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

                               Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), the corresponding Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the corresponding Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                           Taxation of the Portfolio

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by a Fund from the corresponding Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the corresponding Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on disposition of the Fund shares held by the shareholders for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                           Foreign Withholding Taxes

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by the Fund in the corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

The International Equity Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                              FINANCIAL STATEMENTS

The financial statements for the Fund or Portfolio for the year ended September 30, 1999, and fiscal period ended October 31, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated September 30, 1999 and October 31, 1999. A copy of a Fund's and corresponding Portfolio's Annual Report may be obtained without charge by contacting the respective Fund.

                                   APPENDIX
                            COMMERCIAL PAPER RATINGS

                         S&P's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                        Moody's Commercial Paper Ratings

Issuers rated Prime-1 (or related supporting institutions) have superior capacities for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have strong capacities for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have acceptable capacities for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Fitch Investors Service and Duff & Phelps Commercial Paper Ratings

Commercial paper rated "Fitch- 1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2000


Investment Adviser and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP# 055922868
463SA1 (1/00)

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                January 31, 2000

BT Investment Funds
                                                                Investment Class

Pacific Basin Equity
Latin American Equity

BT Investment Funds (the "Trust") is an open-end management investment company (mutual fund) which consists of a number of separate investment funds. The shares of the following funds - Pacific Basin Equity -- Investment Class and Latin American Equity -- Investment Class (each, a "Fund" and together the "Funds") - are described herein. Each of the Funds is a separate series of the Trust.

Unlike other mutual funds, the Trust seeks to achieve the investment objective of each Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company having the same investment objectives as the Fund. These investment companies (or a series thereof) are, respectively, Pacific Basin Equity Portfolio and Latin American Equity Portfolio (collectively, the "Portfolios"). Pacific Basin Equity Portfolio and Latin American Equity Portfolio are each a subtrust of BT Investment Portfolios (the "Portfolio Trust").

Shares of each Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc., the Portfolios' investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility for the Portfolio.

The Trust's Prospectuses for each Fund are each dated January 31, 2000. The Prospectuses provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with that Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Bankers Trust Company ("Bankers Trust") Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with Bankers Trust). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust's Prospectuses. The financial statements for each Fund and the corresponding Portfolio for the fiscal year ended September 30, 1999, and fiscal period ended October 31, 1999, are incorporated herein by reference to the

Annual Report to shareholders for each Fund and each Portfolio dated September 30, 1999 and October 31, 1999. A copy of each Fund's and the corresponding Portfolio's Annual Report may be obtained without charge by calling each Fund at the telephone number listed below.

                        DEUTSCHE ASSET MANAGEMENT, INC.
                     Investment Adviser of the Portfolios

                             BANKERS TRUST COMPANY
                                 Administrator

                            ICC DISTRIBUTORS, INC.
                                  Distributor
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 730-1313

                               TABLE OF CONTENTS

                                                                         Page
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.......................     3
  Investment Objectives................................................     3
  Investment Policies..................................................     3
  Additional Risk Factors..............................................    15
  Investment Restrictions..............................................    22
  Portfolio Transactions and Brokerage Commissions.....................    24

PERFORMANCE INFORMATION................................................    26
  Standard Performance Information.....................................    26
  Comparison of Fund Performance.......................................    26
  Economic and Market Information......................................    28

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND.............    28
  Valuation of Securities..............................................    28
  Purchases of Shares..................................................    29
  Minimum Investments..................................................    30
  Additional Information About Buying Shares...........................    31
  Redemption of Shares.................................................    32
  Additional Information About Selling Shares..........................    33
  Investor Services....................................................    33
  Information Services.................................................    33
  Exchange Privilege...................................................    34
  Systematic Programs..................................................    34
  Tax-Saving Retirement Plans..........................................    35
  Redemptions and Purchases in Kind....................................    35
  Trading in Foreign Securities........................................    36

MANAGEMENT OF THE TRUST AND THE PORTFOLIOS.............................    36
  Trustees of the Trust................................................    37
  Trustees of the Portfolios...........................................    37
  Officers of the Trust and Portfolios.................................    37
  Trustee Compensation Table...........................................    38
  Investment Adviser...................................................    39
  Sub-Investment Adviser...............................................    41
  Administrator........................................................    41
  Distributor..........................................................    42
  Custodian and Transfer Agent.........................................    42
  Use of Name..........................................................    43
  Banking Regulatory Matters...........................................    43
  Counsel and Independent Accountants..................................    43

ORGANIZATION OF THE TRUST..............................................    43

TAXATION...............................................................    45
  Dividends and Distributions..........................................    45
  Taxation of the Funds................................................    45
  Foreign Securities...................................................    45
  Taxation of the Portfolios...........................................    46
  Sale of Shares.......................................................    46
  Foreign Withholding Taxes............................................    46
  Backup Withholding...................................................    47
  Foreign Shareholders.................................................    47
  Other Taxation.......................................................    47

FINANCIAL STATEMENTS...................................................    47

APPENDIX...............................................................    48

               Investment Objectives, Policies And Restrictions

                             Investment Objectives

The following is a description of each Fund's investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective.

Pacific Basin Equity -- Investment Class's investment objective is long-term capital appreciation. The Fund will pursue this objective through investment primarily in stocks and other equity securities of companies based in the Pacific Basin region, other than Japan. It is expected under normal conditions that at least 65% of the Pacific Basin Equity Portfolio's assets will be invested in the equity securities of issuers based in at least three countries in the Pacific Basin.

Latin American Equity -- Investment Class's investment objective is long-term capital appreciation. The Fund will pursue this objective through investment primarily in stocks and other equity securities of companies based in Latin America.

                              Investment Policies

Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio, which has the same investment objective as the Fund. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

Equity Securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt Securities. Although not a principal investment, each Portfolio may invest in debt securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality foreign government debt securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities. Pacific Basin Equity Portfolio expects to invest in debt securities in one of the top four rating categories by Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by the Adviser at its sole discretion.

Fixed Income Investments. For purposes of seeking capital appreciation, each Portfolio may invest up to 35% of its total assets in debt securities which are rated at least C by S&P or Moody's or, if unrated, of comparable quality in the opinion of Deutsche Asset Management, Inc.. As an operating policy, which may be changed by the Board of Trustees of BT Investment Portfolios, the Portfolio will not invest more than 10% of its total assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's. Securities which are rated BBB by S&P or Baa by Moody's possess speculative characteristics. Bonds rated C by S&P are of the lowest quality and may be used when the issuer has filed a bankruptcy petition, but debt payments are still being paid. Moody's lowest rating is C, which is applied to bonds which have extremely poor prospects of ever attaining any real investment standing. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Lower-Rated Debt Securities ("Junk Bonds") Each Portfolio may invest in lower-rated debt securities. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower- rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available.

Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the Portfolios' ability to dispose of these securities.

Since the risk of default is higher for lower-rated debt securities, Deutsche Asset Management, Inc.'s research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, Deutsche Asset Management, Inc. will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Deutsche Asset Management, Inc.'s analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Portfolio. The Adviser expects, however, that generally the preferred stocks in which a Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

ADRs, GDRs and EDRs. ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Short-Term Instruments. Each Portfolio intends to stay invested in the securities described herein to the extent practical in light of its objective and long-term investment perspective. However, each Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. When a Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, each Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of U.S. and non-U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of Deutsche Asset Management, Inc.; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Deutsche Asset Management, Inc.. These instruments may be denominated in U.S. dollars or in foreign currencies.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Brady Bonds. The Latin American Equity Portfolio may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's.

The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debt country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

The Latin American Equity Portfolio may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Derivatives. Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolios, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolios could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. Each Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments.

Lending of Portfolio Securities. Each Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Deutsche Asset Management, Inc., ICC Distributors or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Deutsche Asset Management, Inc. (or its affiliates) and Deutsche Asset Management, Inc. may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted toward a Portfolio's borrowing restrictions.

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by a Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted above under "Short-Term Instruments," are limited in amount by the Investment Company Act of 1940, as amended ("1940 Act") (except each Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Leverage. The Latin American Equity Portfolio may borrow up to one-third of the value of its total assets, from banks or through the use of reverse repurchase agreements, to increase its holdings of portfolio securities. Under the 1940 Act, a Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase of decrease in the value of a Portfolio's securities and the Fund's net asset value and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

Options on Securities. A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees. Unless the Trustees conclude otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limitation on investment in illiquid securities.

Options on Securities Indices. In addition to options on securities, each Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Pacific Basin Equity Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Foreign Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Currency Exchange Transactions. Because each Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, a Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, a Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures
Trading

Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Each Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

Each Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

              Futures Contracts and Options on Futures Contracts.

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of intended portfolio securities which are the same as or correlate with the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Domestic and Foreign Securities Indices. Each Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Investment Restrictions on Futures Transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                            Additional Risk Factors

In addition to the risks discussed above, each Portfolio's investments may be subject to the following risk factors:

Foreign Securities. Each portfolio will, under normal market conditions, invest a significant portion of its assets in foreign securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of a Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition or (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations, Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by a Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of a Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, a Portfolio is also authorized to enter into certain foreign exchange transactions. Furthermore, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

The world's developed markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia,

Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) accounting, auditing and financial reporting standards applicable can be less demanding than the levels acceptable in the United States which can result in incomplete company information; and (v) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

Although external debt in most emerging markets is generally falling, it remains at high levels. This acts as a depressant on economic growth and limits access to global savings. As a result, many emerging markets are reliant on foreign capital inflows for fund development. During periods of uncertainty, foreign capital may be withdrawn from these economies, causing financial market weakness.

Investments in certain countries may require government approval which may restrict the size and nature of investments. These restrictions may limit a Portfolio's access to certain emerging markets. Additionally, the Adviser may be required to obtain government consent to redeem a Portfolio's capital and profits. Therefore, a Portfolio could encounter delays or refusals to grant permission for money to be removed from the country. This could impact the amount of cash available to meet shareholder redemptions.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

It should be noted that developments affecting emerging market investments cannot always be foreseen. Therefore, a shareholder may find it difficult to protect their investments against risk.

Foreign Securities: Special Considerations Concerning Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The economies of Latin American countries may be predominantly based in only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in Latin America may have limited marketability and may be subject to more abrupt or erratic price movements.

The Portfolio invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Portfolio, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Securities: Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Asian securities markets, a Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, a Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Foreign Securities: Special Considerations Concerning China and China Region. China's economic reform plan was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.

In order to attract foreign investment, China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.

China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however, there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.

China governmental actions can have a significant effect on the economic conditions in China, which could adversely affect the value and liquidity of a Portfolio's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

The securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Portfolio in particular securities.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

There are currently two officially recognized securities exchanges in China -- The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. shares traded on these Exchanges are two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" shares are denominated in Chinese renminbi ("RMB"), but all transactions in "B" shares must be settled in U.S. dollars, and all distributions made on "B" shares are payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre.

In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by Shenzhen Foreign Exchange Adjustment Centre.

There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the payment of taxes imposed by China thereon.

Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.

Economies of countries in the China region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As an export-driven economy, the economy of China is affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Foreign Securities: Special Considerations Concerning Eastern Europe. The Portfolios may invest in foreign securities issued by Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (consisting of the Republics of the former Union of Soviet Socialist Republics).

The economic situation remains difficult for Eastern European countries in transition from central planning, following what has already been a sizable decline in output. The contraction now appears to be bottoming out in parts of Eastern Europe. Following three successive years of output declines, there are preliminary indications of a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland; growth in private sector activity and strong exports now appear to have contained the fall in output. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and a move toward free-market economies. But key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation.

In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions. Further, no accounting standards exist in Eastern European countries. Although certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to each Fund's shareholders.

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

High Yield Securities ("Junk Bonds"). Lower-rated long-term securities, including securities rated from BB to D by S&P or Baa to C by Moody's or, if unrated, of comparable quality in the opinion of the Adviser, will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of the reduced creditworthiness and increased risk of default that these securities carry. Lower-rated long-term securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated long-term securities also involve greater sensitivity to significant increases in interest rates. Short-term corporate and market developments affecting the prices and liquidity of lower-rated long-term securities could include adverse news impacting major issues or underwriters or dealers in lower-rated long-term or unrated securities. In addition, since there are fewer investors in lower-rated long-term securities, it may be harder to sell securities at an optimum time.

An economic downturn may adversely affect the value of some lower-rated long-term bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated long-term bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated long-term securities may receive less principal and interest than originally expected at the time such bonds were purchased. In the event of a restructuring, the Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. The secondary trading market for lower-rated long-term bonds is generally less liquid than the secondary trading market for higher-rated bonds.

The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other Portfolio securities will adversely affect the corresponding Fund's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As a matter of operating policy, the Latin American Equity Portfolio will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid.

Risks of Investing in Medium- and Small-Capitalization Stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio, a separate registered investment company with the same investment objective as the corresponding Fund. Therefore, an investor's interest in the corresponding Portfolio's securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of a Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in each Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from the Service Center at 1-800-730-1313.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in a Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from a Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the corresponding Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings is included in the Appendix herein.

                            Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to each Fund or Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, with respect to each Fund (or Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the corresponding Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

     (1)  borrow money or mortgage or hypothecate assets of the Portfolio
     (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money (but only as a temporary measure for extraordinary or emergency purposes), and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolios may not engage in dollar-roll transactions);

     (2) underwrite securities issued by other persons except insofar as the Portfolios (or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     (7) with respect to 75% of each Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

     Additional Restrictions. In order to comply with certain statutes and policies, each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

     (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (iv) invest for the purpose of exercising control or management of another company;

     (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
     (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

     (vi) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not currently marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid).

     (vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

     (viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.


               Portfolio Transactions and Brokerage Commissions

Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Investment Advisory Agreements, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of any commission, if any, both for the specific transaction and on a continuing basis. Consideration may also be given to the broker-dealer's sales of shares of the Funds. In addition, the Investment Advisory Agreement authorizes the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

For the period October 1, 1999 through October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, Pacific Basin Equity Portfolio paid brokerage commissions in the amount of $9,351, $87,918, $119,572 and $398,743, respectively. For the period October

1, 1999 through October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, Latin American Equity Portfolio paid brokerage commissions in the amount of $4,622, $186,713, $183,892 and $69,625, respectively.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers"). These brokers may include but are not limited to Morgan Grenfell Asia and Morgan Grenfell Debt Arbitrage Trading.

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Funds to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with Affiliated Brokers if a Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Funds placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

For the fiscal year ended September 30, 1999, Pacific Basin Equity Portfolio paid brokerage commissions in the amount of $5,874 to Deutsche Bank, an affiliate of the Portfolio. This represents 6.68% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 4.51% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1999, Pacific Basin Equity Portfolio paid brokerage commissions in the amount of $80 to Deutsche Borse, an affiliate of the Portfolio. This represents 0.09% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.01% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1999, Pacific Basin Equity Portfolio paid brokerage commissions in the amount of $50 to Deutsche Morgan Grenfell, an affiliate of the Portfolio. This represents 0.06% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.00% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1999, Pacific Basin Equity Portfolio paid brokerage commissions in the amount of $8 to DB Clearing Services, an affiliate of the Portfolio. This represents 0.01% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.00% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1999, Latin American Equity Portfolio paid brokerage commissions in the amount of $4,417 to Deutsche Morgan Grenfell, an affiliate of the Portfolio. This represents 2.34% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.21% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the period October 1, 1999 to October 31, 1999 and for the fiscal years ended September 30, 1998 and 1997, the Pacific Basin Equity Portfolio and Latin American Equity Portfolio did not pay any brokerage commissions to affiliates.

                            Performance Information

                       Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. For mutual funds, performance is commonly measured as total return. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Total return: Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

------------------------------------------------------------------------------------------------------------
                                                                   Annualized Total       Cumulative Total
                      Annualized Total       Annualized Total      Return from            Return from
                      Return for the One     Return for the Five   Commencement of        Commencement of
                      Year Period ended      Year Period ended     Operations through     Operations through
                      October 31, 1999       October 31, 1999      October 31, 1999       October 31, 1999
------------------------------------------------------------------------------------------------------------
Pacific Basin
Equity -- Investment
Class (1)             54.50%                 -4.45%                -0.92%                 -5.37%
------------------------------------------------------------------------------------------------------------
Latin American
Equity -- Investment
Class (2)             20.81%                 -3.32%                 2.68%                 17.24%
------------------------------------------------------------------------------------------------------------

(1) Fund commenced operations on November 1, 1993.
(2) Fund commenced operations on October 25, 1993.

Performance Results: Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                        Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                        Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

          Valuation Of Securities; Redemptions And Purchases In Kind

                            Valuation Of Securities

The net asset value ("NAV") per share is calculated once on each day the New York Stock Exchange ("NYSE") is open ("Valuation Day") as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share is computed by dividing the value of each Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding as of the Valuation Time. Each Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Deutsche Asset Management, Inc. pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                              Purchases of Shares

The Trust accepts purchase orders for shares of each Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Service Agents.

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more Service Agents to accept on the Trust's behalf purchase and redemption orders. Such Service Agents are authorized to appoint designees to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Service Agent or the Service Agent's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through a Service Agent, it is the responsibility of the Service Agent to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

                             Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management mutual fund family, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     .    Your account registration has changed within the last 30 days,

     . The check is being mailed to a different address than the one on your account (record address),

     . The check is being made payable to someone other than the account owner,

     . The redemption proceeds are being transferred to a Fund account with a different registration, or

     . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                      Redemptions and Purchases "In-Kind"

The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption "in-kind"). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund or Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Each Fund and Portfolio reserves the right to redeem all of its shares, if the Funds' and/or Portfolios' Board of Trustees vote to liquidate and terminate the Fund or Portfolio.

                         Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                Management Of The Trust And The Portfolio Trust

The Trust and each Portfolio are governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons"

(as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trust and Portfolios, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                 Trustees of the Trust and the Portfolio Trust

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds/2/; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His

________________________

/1/ The "Deutsche Asset Management Fund Complex" consists of the Trust, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trust and Portfolio Trust; Trustee or Trustee nominee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank A.G. ("Deutsche Bank") and its affiliates.

The Board has an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust and Portfolio Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust and Portfolio Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

                   Officers of the Trust and Portfolio Trust

Unless otherwise specified, each officer listed below holds the same position with the Trust and the Portfolio Trust.

_____________________
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Secretary of the Trust and Portfolio Trust; Principal, Deutsche Asset Management; Director, Deutsche Banc Alex. Brown Incorporated and Investment Company Capital Corp. since July 1998; Assistant General Counsel, Office of the General Counsel, United States Securities and Exchange Commission from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trust and Portfolio Trust; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trust and Portfolio Trust; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Deutsche Asset Management, Inc. is an officer or Trustee of the Trust or the Portfolio Trust. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or a Portfolio Trust.

_____________________

/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

                          Trustee Compensation Table

------------------------------------------------------------------------------------
Compensation Name       Aggregate
of Person,              Compensation        Aggregate           Total from fund
Complex Position        from trust          Compensation        Paid to Trustees+
------------------------------------------------------------------------------------
Charles P. Biggar       N/A                 $1,288              $43,750
------------------------------------------------------------------------------------
Martin J. Gruber        N/A                 N/A                 $45,000
------------------------------------------------------------------------------------
S. Leland Dill          $17,104             $1,086              $43,750
------------------------------------------------------------------------------------
Richard J. Herring      N/A                 N/A                 $43,750
------------------------------------------------------------------------------------
Kelvin J. Lancaster     $18,567             N/A                 $27,500
------------------------------------------------------------------------------------
Bruce E. Langton        N/A                 N/A                 $43,750
------------------------------------------------------------------------------------
Philip Saunders, Jr.    $17,645             $1,120              $45,000
------------------------------------------------------------------------------------
Harry Van Benschoten    N/A                 N/A                 $45,000
------------------------------------------------------------------------------------

**The information provided is for the BT Investment Funds, which is comprised of 18 funds, for the year ended October 31, 1999.

***The information provided is for BT Investment Portfolios, which is comprised of 23 funds, for the year ended October 31, 1999.

****Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio for the year ended December 31, 1999.

As of December 31, 1999, the Trustees and Officers of the Trust and the Portfolio Trust owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31, 1999, the following shareholders of record owned 5% or more of the outstanding voting shares of Pacific Basin Equity -- Investment Class:
Richard P. Small, P.O. Box 52566, Tulsa, OK 74152-0566 (21%); Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, 101 Montgomery Street, 333-8, San Francisco, CA 94104 (15%); FTC & Co., Attn:
Datalynx-House Account, P.O. Box 173736, Denver, CO 80217-3736 (15%).

As of December 31, 1999, the following shareholders of record owned 5% or more of the outstanding voting shares of Latin American Equity - Investment Class:
Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, 101 Montgomery Street, 333-8, San Francisco, CA 94104 (42%); National Financial Services Corp. for the exclusive benefit of our customers, Attn: Mutual Funds, P.O. Box 3908, Church Street Station, New York, NY 10008-3908 (6%); Bankers Trust Company FBO 2301714040, P.O. Box 9005, Church Street Station, New York, NY 10008 (5%).

                                Code of Ethics

The Board of Trustees of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Funds' Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Funds' Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Funds' Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Funds' adviser, Deutsche Asset Management, Inc., has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings and requires prior approval for purchases of securities in private placements. The Funds' sub-adviser, Deutsche Asset Management Investment Services Limited has also adopted a Code of Ethics which permits personnel to invest in securities for their own accounts but requires prior approval for the transaction, subject to limited exceptions. The Deutsche Asset Management Investment Services Limited Code provides for "blackout period" restrictions on trading by portfolio managers and prohibits personal investments in U.S. initial public offerings.

The Funds' principal underwriter, ICC Distributors, Inc. has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Funds. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                              Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each of its Funds by investing all the Assets of the Fund in the corresponding Portfolio. Each Portfolio has retained the services of Deutsche Asset Management, Inc. as Adviser.

Deutsche Asset Management, Inc. is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking corporation with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Investment Advisory Agreement provides for each Portfolio to pay Deutsche Asset Management, Inc. a fee, accrued daily and paid monthly, equal on an annual basis to the following percentages of the average daily net assets of the Portfolio for its then-current fiscal year: Pacific Basin Equity Portfolio, 0.75%; and Latin American Equity Portfolio, 1.00%. Under certain circumstances Deutsche Asset Management, Inc. has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

Prior to December 8, 1999, Bankers Trust Company, located at 130 Liberty Street, New York, New York 10022, served as each Fund's investment adviser. For the period October 1, 1999 through October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust Company accrued $4,110, $45,917, $95,400 and $240,868, respectively, in compensation for investment advisory services provided to Pacific Basin Equity Portfolio. During the same periods, Bankers Trust Company reimbursed $16,011, $42,228, $44,429 and $45,345 respectively, to the Portfolio to cover expenses.

For the period October 1, 1999 through October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust Company accrued $3,918, $65,209, $256,724 and $275,540, respectively, in compensation for investment advisory services provided to Latin American Equity Portfolio. During the same periods, Bankers Trust Company reimbursed $17,019, $69,086, $135,639 and $88,310, respectively, to the Portfolio to cover expenses.

                            Sub-Investment Adviser

Deutsche Asset Management, Inc. has entered into a sub-investment advisory agreement (the "Sub-Advisory Agreements") with respect to each Portfolio with Deutsche Asset Management Investment Services Limited ("DAMISL"). Under the Sub-Advisory Agreements for the Pacific Basin Equity Portfolio and Latin American Equity Portfolio, DAMISL receives a fee from Deutsche Asset Management, Inc. for providing investment advice and research services, which may be adjusted from time to time by the Investment Adviser with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Act. Prior to May 1, 1999, BT Funds Management (International) Limited served as each Fund's sub-adviser.

                                 Administrator

Under the administration and services agreements, Bankers Trust, 130 Liberty Street, New York, New York 10006, is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. Bankers Trust will generally assist in all aspects of the

Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the period October 1, 1999 through October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust accrued $4,164, $45,620, $95,257 and $240,390, respectively, in compensation for administrative and other services provided to Pacific Basin Equity -- Investment Class. During the same periods, Bankers Trust reimbursed $9,024, $79,687, $44,997 and $47,069, respectively, to cover expenses. For the same periods, Bankers Trust received $1,383, $15,306, $31,800 and $80,289, respectively, in compensation for administrative and other services provided to Pacific Basin Equity Portfolio.

For the period October 1, 1999 through October 31, 1999 and for the fiscal years ended September 30, 1999, 1998 and 1997, Bankers Trust accrued $3,746, $62,189, $243,579 and $261,394, respectively, in compensation for administrative and other services provided to Latin American Equity -- Investment Class. During the same periods, Bankers Trust reimbursed $6,754, $86,410, $33,064 and $32,222, respectively, to cover expenses. For the same periods, Bankers Trust received $784, $13,076, $51,345 and $55,108, respectively, in compensation for administrative and other services provided to Latin American Equity Portfolio.

                              Expense Limitations

Each Fund's prospectus contains disclosure as to the amount of Deutsche Asset Management, Inc.'s investment advisory, including waivers thereof. Deutsche Asset Management, Inc. may not recoup any of its waived investment advisory or administration and services fees.

                                  Distributor

ICC Distributors is the principal distributor for shares of the Funds. ICC Distributors is a registered broker/dealer and is unaffiliated with Deutsche Asset Management, Inc. or Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                 Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                         Custodian and Transfer Agent

Bankers Trust also serves as Custodian for the Trust and for each Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                          Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Administration Agreement and other activities for the Funds and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                      Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and each Portfolio. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, acts as Independent Accountants of the Trust and each Portfolio.

                           Organization Of The Trust

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Trust is an entity commonly known as a "Massachusetts business trust." Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. BT Investment Portfolios is a New York master trust fund. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 18 separate series, including the Funds, and BT Investment Portfolios currently consist of 23 separate subtrusts, including the Portfolios. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series. The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of each Fund.

The Trust or a Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve the Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of each Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of each Fund are not entitled to vote on trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Declarations of Trust of BT Investment Portfolios provide that each Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the corresponding Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                                   Taxation

                          Dividends And Distributions

Each Fund distributes substantially all of its net income and capital gains to shareholders each year. Each Fund distributes capital gains annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Each Fund intends to qualify as a regulated investment company, as defined in the Code. Provided each Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from each Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Each Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. Each Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, each Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                             Taxation of the Funds

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Each Fund shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

                              Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), the corresponding Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the corresponding Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                          Taxation of the Portfolios

The Portfolios are not subject to Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by a Fund from the corresponding Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the corresponding Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on disposition of the Fund shares held by the shareholders for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                           Foreign Withholding Taxes

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                              Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                             Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by each Fund in the corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

Each Portfolio is a subtrust of BT Investment Portfolios, which is organized as a New York master trust fund. No Portfolio is subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                             Financial Statements

The financial statements for each Fund or Portfolio for the fiscal year ended September 30, 1999, and the fiscal period ended October 31, 1999, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated September 30, 1999 and October 31, 1999. A copy of a Fund's and corresponding Portfolio's Annual Report may be obtained without charge by contacting the respective Fund.

                                   APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable

Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Investment Adviser and Administrator of each Portfolio
DEUTSCHE ASSET MANAGEMENT, INC.

Distributor
ICC DISTRIBUTORS, INC.

Custodian and Transfer Agent
BANKERS TRUST COMPANY

Independent Accountants
PRICEWATERHOUSECOOPERS LLP

Counsel
WILLKIE FARR & GALLAGHER

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIPs 055922736
       055922785

COMBINTLSAI (1/00)

PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a)       Declaration of Trust dated July 21, 1986; /1/
   (i)    Supplement to Declaration of Trust dated October 20, 1986; /1/
   (ii)   Second Supplement to Declaration of Trust dated May 16, 1988; /1/
(b)       By-Laws; /1/
(c)       Incorporated by reference to Exhibit (b) above;
(d)       Not applicable
(e)       Distribution Agreement dated August 11, 1998; /5/
   (ii)   Appendix A dated December 9, 1998 to Distribution Agreement; /7/
   (iii)  Appendix A dated December 23, 1999 to Distribution Agreement; /12/
(f)       Bonus or Profit Sharing Contracts - Not applicable;
(g)       Custodian Agreement dated July 1, 1996; /2/
   (i) Amendment No. 2 to Exhibit A of the Custodian Agreement dated October 8, 1997; /3/
   (ii)   Amendment No. 3 to Exhibit A of the Custodian Agreement dated
          June 10, 1998; /7/
   (iii) Amendment No. 4 to Exhibit A of the Custodian Agreement dated December 9, 1998; /7/
   (iv)   Cash Services Addendum to Custodian Agreement dated
          December 18, 1997; /4/
   (v) Amendment No. 5 to Exhibit A of the Custodian Agreement dated December 23, 1999; /12/
(h)       Administration and Services Agreement dated Oct. 28, 1992; /8/
   (i) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 23,1999; /12/
   (ii) Agreement to Provide Shareholder Services for BT Preservation Plus Income Fund as of June 10, 1998; /5/
   (iii) Shareholder Services Plan for BT Preservation Plus Income Fund as of June 10, 1998; /5/
   (iv) Expense Limitation Agreement dated September 30, 1999 on behalf of Intermediate Tax Free Fund, Capital Appreciation Fund, Small Cap Fund; filed herewith.

   (v) Expense Limitation Agreement dated October 31, 1999 on behalf of International Equity Fund, Latin American Equity Fund and Pacific Basin Equity Fund; filed herewith.
   (vi)   Expense Limitation Agreement dated June 4, 1999, on behalf of
          BT Investment Lifecycle Long Range Fund, BT Investment Lifecycle
          Mid Range Fund, and BT Investment Lifecycle Short Range Fund; filed herewith.
   (vii) Expense Limitation Agreement dated June 4, 1999 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund; /12/.
   (ix) Expense Limitation Agreement dated September 30, 1999 on behalf of Preservation Plus Income Fund; filed herewith.
(i)       Legal Opinion - Not applicable;
(j)       Consent of Independent Accountants; filed herewith.
(k)       Omitted Financial Statements - Not applicable;
(l)       Initial Capital Agreements - Not applicable;
(m)       Rule 12b-1 Plans - Not applicable;
(n)       Financial Data Schedules; filed herewith.
(o)       Rule 18f-3 Plan; filed herewith.
(p)       Power of Attorney; /11/.
___________________________________

1. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.
7. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.

8.  Incorporated by reference to Post-Effective Amendment No. 29 to
    Registrant's Registration Statement as filed with the Commission on November 8, 1993.
9.  Incorporated by reference to Post-Effective Amendment No. 60 to
    Registrant's Registration Statement as filed with the Commission on March 15, 1999.
10. Incorporated by reference to Post-Effective Amendment No. 63 to
    Registrant's Registration Statement as filed with the Commission on July 29, 1999.
11. Incorporated by reference to Post-Effective Amendment No. 64 to
    Registrant's Registration Statement as filed with the Commission on October 22, 1999.
12. Incorporated by reference to Post-Effective Amendment to No. 66 to Registrant's Registration Statement as filed with the Commission on December 23, 1999.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

ITEM 26.  Business and Other Connections of Investment Adviser.

Bankers Trust serves as investment adviser to each Portfolio except Latin American Equity Portfolio and Pacific Basin Equity Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Deutsche Bank A.G. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who, to our knowledge as of December 31, 1999, are engaged in any other business, profession, vocation or employment of a substantial nature.

Josef Ackermann
Chairman of the Board, Chief Executive Officer and President, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank A.G. Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Hans Angermueller
Director, Bankers Trust; Director of various corporations; Shearman and Sterling, of counsel. Address: Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022

George B. Beitzel
Director, Bankers Trust and Bankers Trust Corporation since 1977; Director of various corporations. Address: 29 King Street, Chappaqua, New York 10514-3432.

George B. Beitzel
Director, Bankers Trust and Bankers Trust Corporation since 1977; Director of various corporations. Address: 29 King Street, Chappaqua, New York 10514-3432.

William R. Howell
Director, Bankers Trust; Chairman Emeritus, J.C. Penney Company, Inc.; Director of various corporations. Address: J.C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 74301-1109.

Hermann-Josef Lamberti
Director, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank A.G.
Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

John A. Ross
Director, Bankers Trust; Regional Chief Executive Officer, Deutsche Bank Americas Holding Corp. Address: Deutsche Bank, 31 West 52nd Street, New York, New York 10019.

Ronaldo H. Schmitz
Director, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank A.G.
Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited serve as investment adviser and sub-investment adviser, respectively, to the Latin American Equity Portfolio and Pacific Basin Equity Portfolio. All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited

(formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell, Inc.) (File No. 801-27291).

The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II;
(b)  Section 6, Business Background, of each Schedule D.

Item 27. Principal Underwriters.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, DP Trust, The Glenmede Funds, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

Name and                         Positions and                   Positions and
Principal Business               Offices with                    Offices with
Address                          Distributor                     Registrant
John Y. Keffer                   President                       None
Ronald H. Hirsch                 Treasurer                       None
Nanette K. Chern                 Chief Compliance Officer        None
David I. Goldstein               Secretary                       None
Benjamin L. Niles                Vice President                  None
Frederick Skillin                Assistant Treasurer             None
Marc D. Keffer                   Assistant Secretary             None

(c)  None

ITEM 28. Location of Accounts and Records.

BT Investment Funds:                            Deutsche Asset Management
(Registrant)                                    One South Street
                                                Baltimore, MD 21202

Bankers Trust Company:                          130 Liberty Street
(Custodian, Investment Adviser                  New York, NY 10006
and Administrator)

Investors Fiduciary                             127 West 10th Street,
Trust Company:                                  Kansas City, MO 64105.

ICC Distributors, Inc.:                         Two Portland Square
(Distributor)                                   Portland, ME 04101

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, BT INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 67 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 67 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 28th day of January 28, 2000.

                                         BT INVESTMENT FUNDS

                                         By:  /s/ Daniel O. Hirsch
                                         --------------------------------
                                         Daniel O. Hirsch, Secretary
                                         January 28, 2000

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                            TITLE                          DATE

By:  /s/ DANIEL O. HIRSCH       Secretary                      January 28, 2000
---------------------------     (Attorney in Fact
         Daniel O. Hirsch       For the Persons Listed Below)

/s/ JOHN Y. KEFFER*             President and
---------------------------     Chief Executive Officer
    John Y. Keffer

/s/ CHARLES A. RIZZO*           Treasurer (Principal
---------------------------     Financial and Accounting Officer)
    Charles A. Rizzo

/s/ CHARLES P. BIGGAR*          Trustee
---------------------------
    Charles P. Biggar

/s/ S. LELAND DILL*             Trustee
---------------------------
    S. Leland Dill

/s/ MARTIN J. GRUBER*           Trustee
---------------------------
    Martin J. Gruber

/s/ RICHARD T. HALE*            Trustee
---------------------------
    Richard T. Hale

/s/ RICHARD J. HERRING*         Trustee
---------------------------
    Richard J. Herring

/s/ BRUCE T. LANGTON*           Trustee
---------------------------
    Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*       Trustee
---------------------------
    Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*       Trustee
---------------------------
    Harry Van Benschoten

* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.

SIGNATURES

   BT INVESTMENT PORTFOLIOS has duly caused this Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 28th day of January, 2000.

                                         BT INVESTMENT PORTFOLIOS

                                         By:  /s/ Daniel O. Hirsch
                                         --------------------------------
                                         Daniel O. Hirsch, Secretary
                                         January 28, 2000

This Post-Effective Amendment No. 67 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to BT INVESTMENT PORTFOLIOS.

NAME                            TITLE                          DATE

By:  /s/ DANIEL O. HIRSCH       Secretary                      January 28, 2000
---------------------------     (Attorney in Fact
         Daniel O. Hirsch       For the Persons Listed Below)

/s/ JOHN Y. KEFFER*             President and
---------------------------     Chief Executive Officer
    John Y. Keffer

/s/ CHARLES A. RIZZO*           Treasurer (Principal
---------------------------     Financial and Accounting Officer)
    Charles A. Rizzo

/s/ CHARLES P. BIGGAR*          Trustee
---------------------------
    Charles P. Biggar

/s/ S. LELAND DILL*             Trustee
---------------------------
    S. Leland Dill

/s/ MARTIN J. GRUBER*           Trustee
---------------------------
    Martin J. Gruber

/s/ RICHARD T. HALE*            Trustee
---------------------------
    Richard T. Hale

/s/ RICHARD J. HERRING*         Trustee
---------------------------
    Richard J. Herring

/s/ BRUCE T. LANGTON*           Trustee
---------------------------
    Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*       Trustee
---------------------------
    Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*       Trustee
---------------------------
    Harry Van Benschoten

* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.

                            RESOLUTION RELATING TO
                    RATIFICATION OF REGISTRATION STATEMENTS

                           (Approved by the Boards of
                              BT Investment Funds,
                            BT Pyramid Mutual Funds,
               BT Institutional Funds, (the "Trust" or "Trusts")
                         Quantitative Equity Portfolio,
                        Capital Appreciation Portfolio,
                        Pacific Basin Equity Portfolio,
                        Latin American Equity Portfolio,
                              Small Cap Portfolio,
                      BT Preservation Plus Portfolio, and
                     BT Preservation Plus Income Portfolio
                 (the "Portfolio Trust" or "Portfolio Trusts"))

     RESOLVED, That the proper officers of the Trusts be,and they hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective Amendment under the Securities Act of 1933 (the "1933 Act") and an Amendment under the Investment Company Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED, That any officer of the Trusts be, and he or she hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if
          (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust; and further

     RESOLVED, That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Trust; and further

     RESOLVED, That the proper officers of the Portfolio Trusts be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Portfolio Trust, an Amendment under the 1940 Act to the Portfolio Trust's Registration Statement, to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Commission, the 1940 Act and to appear, together with legal counsel, on behalf of the Portfolio Trust before the Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED, That any officer of the Portfolio Trusts be, and he or she hereby is, authorized and directed in the name and on behalf of the Portfolio Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Portfolio Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Portfolio Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Portfolio Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Portfolio Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Portfolio Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Portfolio Trust; and further

     RESOLVED, That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Portfolio Trust.